AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 29, 1996
                                                   REGISTRATION NOS:  33-48172
                                                                      811-6682

===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ---------
                                  FORM N-1A

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                    [X]
                        PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                       POST-EFFECTIVE AMENDMENT NO. 5                      [X]
                                   AND/OR
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940                               [X]
                               AMENDMENT NO. 6                             [X]

                                  ---------

                        DEAN WITTER RETIREMENT SERIES
                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                             SHELDON CURTIS, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:
                           DAVID M. BUTOWSKY, ESQ.
                            GORDON ALTMAN BUTOWSKY
                            WEITZEN SHALOV & WEIN
                             114 WEST 47TH STREET
                           NEW YORK, NEW YORK 10036

                                  ---------

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the post-effective amendment becomes effective.

                                  ---------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

         X   immediately upon filing pursuant to paragraph (b)
        ---

             on      pursuant to paragraph (b)
        ---

             60 days after filing pursuant to paragraph (b)
        ---
             on (date) pursuant to paragraph (a) of rule 485.
        ---

   THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT HAS FILED A RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDING JULY 31, 1996 WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 9, 1996.

          AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
===============================================================================

                        DEAN WITTER RETIREMENT SERIES

                            CROSS-REFERENCE SHEET

FORM N-1A
PART A
ITEM         CAPTION PROSPECTUS
----------   ----------------------------------------------------------
 1. ......   Cover Page
 2. ......   Summary of Fund Expenses; Prospectus Summary
 3. ......   Performance Information; Financial Highlights
 4. ......   Investment Objectives and Policies; The Fund and its
               Management; Cover Page; Investment Restrictions;
               Prospectus Summary; Financial Highlights
 5. ......   The Fund and Its Management; Back Cover;
               Investment Objectives and Policies
 6. ......   Dividends, Distributions and Taxes; Additional Information
 7. ......   Purchase of Fund Shares; Shareholder
               Services; Repurchases and Redemptions;
               Determination of Net Asset Value; Prospectus Summary
 8. ......   Repurchases and Redemptions; Shareholder Services
 9. ......   Not Applicable

PART B
ITEM         STATEMENT OF ADDITIONAL INFORMATION
----------   -----------------------------------------------------------
10. ......   Cover Page
11. ......   Table of Contents
12. ......   The Fund and Its Management
13. ......   Investment Practices and Policies; Investment
               Restrictions; Portfolio Transactions and Brokerage
14. ......   The Fund and Its Management; Trustees and
               Officers
15. ......   The Fund and Its Management; Trustees and Officers
16. ......   The Fund and Its Management; Custodian and Transfer Agent;
               Independent Accountants
17. ......   Portfolio Transactions and Brokerage
18. ......   Description of Shares; Principal Securities Holders
19. ......   Repurchases and Redemptions; Shareholder Services;
               Determination of Net Asset Value; Financial Statements
20. ......   Dividends, Distributions and Taxes; Financial Statements
21. ......   Purchase of Fund Shares
22. ......   Performance Information
23. ......   Experts; Financial Statements


PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

[INSERT LOGO]



                                            D E A N  W I T T E R
                                            ------------------------------------
                                            R E T I R E M E N T  S E R I E S
                                            ------------------------------------
                                            N O V E M B E R  2 9, 1 9 9 6
                                            ------------------------------------
                                            P R O S P E C T U S  E N C L O S E D
                                            ------------------------------------

                      PROSPECTUS DATED NOVEMBER 29, 1996

                        DEAN WITTER RETIREMENT SERIES

   TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048 (212) 392-2550 OR
                        (800) 869-NEWS (TOLL-FREE)

   DEAN WITTER RETIREMENT SERIES (the "Fund") is an open-end, no-load, management investment company which provides a selection of investment portfolios for institutional and individual investors participating in various employee benefit plans and Individual Retirement Account rollover plans. Each Series has its own investment objective and policies. Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. Dean Witter Distributors Inc., the Fund's Distributor (the "Distributor"), and any of its affiliates are authorized, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, entered into by the Fund with the Distributor and Dean Witter Reynolds Inc., to make payments, out of their own resources, for expenses incurred in connection with the promotion of distribution of shares of the Fund.


   The LIQUID ASSET SERIES seeks high current income, preservation of capital and liquidity by investing in corporate and government money market instruments.

   The U.S. GOVERNMENT MONEY MARKET SERIES seeks security of principal, high current income and liquidity by investing primarily in money market instruments which are issued and/or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities.

   The U.S. GOVERNMENT SECURITIES SERIES seeks high current income consistent with safety of principal by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its instrumentalities.

   The INTERMEDIATE INCOME SECURITIES SERIES seeks high current income consistent with safety of principal by investing primarily in intermediate term, investment grade fixed-income securities.


   The AMERICAN VALUE SERIES seeks long-term growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time.


   The CAPITAL GROWTH SERIES seeks long-term capital growth by investing primarily in common stocks selected through utilization of a computerized screening process.

   The DIVIDEND GROWTH SERIES seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in the common stock of companies with a record of paying dividends and the potential for increasing dividends.

   The STRATEGIST SERIES seeks to maximize its total return by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments.

   The UTILITIES SERIES seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

   The VALUE-ADDED MARKET SERIES' investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. It seeks to achieve this objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.


   The GLOBAL EQUITY SERIES' investment objective is to achieve a high level of total return on its assets, primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective through investments in all types of common stocks and equivalents, preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.


   AN INVESTMENT IN THE LIQUID ASSET, U.S. GOVERNMENT MONEY MARKET AND/OR U.S. GOVERNMENT SECURITIES SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE LIQUID ASSET OR U.S. GOVERNMENT MONEY MARKET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

   SHARES OF SERIES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.






   The availability of the various methods of purchase and redemption of shares of the Fund and other shareholder services will be governed by the parameters set forth in the investor's employee benefit plan.


   This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated November 29, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed above. The Statement of Additional Information is incorporated herein by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS


Prospectus Summary/2
Summary of Fund Expenses/6
Financial Highlights/8
The Fund and its Management/10
Investment Objectives and Policies/11
 Liquid Asset Series/11
 U.S. Government Money Market Series/13
 U.S. Government Securities Series/14
 Intermediate Income Securities Series/17
 American Value Series/18
 Capital Growth Series/19
 Dividend Growth Series/20
 Strategist Series/21
 Utilities Series/22
 Value-Added Market Series/24
 Global Equity Series/25
 General Investment Techniques/26
Investment Restrictions/35
Determination of Net Asset Value/36
Purchase of Fund Shares/38
Shareholder Services/39
Redemptions and Repurchases/41
Dividends, Distributions and Taxes/43
Performance Information/44
Additional Information/45

PROSPECTUS SUMMARY
---------------------------------------------------------------------------------------------------------------------
The             The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund            open-end management investment company. The Fund is comprised of eleven separate Series: the
                Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series,
                the Intermediate Income Securities Series, the American Value Series, the Capital Growth Series, the
                Dividend Growth Series, the Strategist Series, the Utilities Series, the Value-Added Market Series,
                and the Global Equity Series (see page 10). The Trustees of the Fund may establish additional Series at any time.
-----------------------------------------------------------------------------------------------------------------

Shares          Each Series is managed for investment purposes as if it were a separate fund issuing a separate
Offered         class of shares of beneficial interest, with $0.01 par value. The assets of each Series are segregated, so that an interest in the Fund is limited to the assets of the Series in which shares are held and shareholders are each entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains, if any, on the investments of such Series (see page
                45).
-----------------------------------------------------------------------------------------------------------------
Offering        The price of the shares of each Series of the Fund offered by this Prospectus is determined once
Price           daily as of 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to
                4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open, and is equal to the net asset value per share without a sales charge (see page 36). Purchases are limited to institutional and individual investors participating in various employee benefit plans and
                Individual Retirement Account ("IRA") rollover plans; there is no minimum initial or subsequent purchase. The Fund and/or the Distributor reserve the right to permit purchases by non-employee benefit plan investors.


-----------------------------------------------------------------------------------------------------------------

Investment      Each Series has distinct investment objectives and policies, and is subject to various investment
Objectives and  restrictions, some of which apply to all Series. The Liquid Asset Series seeks high current
Policies        income, preservation of capital and liquidity by investing in the following money market instruments: U.S. Government securities, obligations of U.S. regulated banks and savings institutions having total assets of more than $1 billion, or less than $1 billion if such are fully federally insured as to principal (the interest may not be insured) and high grade corporate debt obligations maturing in thirteen months or less (see pages 11-13). The U.S. Government Money
                Market Series seeks security of principal, high current income and liquidity by investing primarily in money market instruments maturing in thirteen months or less which are issued and/or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities (see pages 13-14). The U.S. Government Securities Series seeks high current income consistent with safety of principal by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its instrumentalities (see pages 14-17). The
                Intermediate Income Securities Series seeks high current income consistent with safety of principal by investing primarily in intermediate term, investment grade fixed-income securities
                (see pages 17-18). The American Value Series seeks long-term growth consistent with an effort to reduce volatility by investing primarily in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time (see pages 18-19). The Capital Growth Series seeks long-term capital growth by investing primarily in common stocks selected through utilization of a computerized screening process (see pages 19-20). The Dividend Growth Series seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in the common stock of companies with a record of paying dividends and the potential for increasing dividends (see pages 20-21). The Strategist Series seeks to maximize its total return by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments (see pages 21-22). The Utilities Series seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry. The Utilities Series will concentrate its investments in the electric utilities industry (see pages 22-24). The Value-Added Market
                Series' investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. It seeks to achieve this objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index (see
                pages 24-25). The Global Equity Series' investment objective is a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective through investments in all types of common stocks and equivalents
                (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations
                (see pages 25-26).
-----------------------------------------------------------------------------------------------------------------
Investment      Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), the Investment Manager
Manager         of the Fund, and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to one hundred investment companies and other portfolios with assets of approximately $86.5 billion at September
                30, 1996 (see page 10).

-----------------------------------------------------------------------------------------------------------------
Management      The Investment Manager receives monthly fees at the following annual rates of the daily net assets
Fees            of the respective Series of the Fund: Liquid Asset Series--0.50%; U.S. Government Money Market
                Series--0.50%; U.S. Government Securities Series--0.65%; Intermediate Income Securities
                Series--0.65%; American Value Series--0.85%; Capital Growth Series--0.85%; Dividend Growth
                Series--0.75%; Strategist Series--0.85%; Utilities Series--0.75%; Value-Added Market
                Series--0.50%; and Global Equity Series--1.0%. The management fees for the American Value, Capital
                Growth, Dividend Growth, Strategist, Utilities and Global Equity Series are higher than those paid by most investment companies.

                                3






-----------------------------------------------------------------------------------------------------------------
Dividends and   The Liquid Asset Series and the U.S. Government Money Market Series declare and reinvest all
Capital Gains   dividends daily and pay cash dividends monthly; the U.S. Government Securities Series and the
Distributions   Intermediate Income Securities Series declare dividends from net investment income daily and pay such dividends monthly; the Dividend Growth Series and the Utilities Series declare and pay dividends from net investment income quarterly; the American Value Series, the Capital Growth
                Series, the Strategist Series, the Value-Added Market Series and the Global Equity Series declare and pay dividends from net investment income at least once each year. Each Series of the Fund makes capital gains distributions, if any, at least annually. All dividends and distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see pages 43-44).
-----------------------------------------------------------------------------------------------------------------
Distributor     Dean Witter Distributors Inc. is the distributor of the Fund's shares. The Distributor and Dean
                Witter Reynolds Inc. have entered into a Plan of Distribution pursuant to Rule 12b-1 under the
                Investment Company Act of 1940, as amended (the "Act"), with the Fund, authorizing the Distributor and any of its affiliates to make payments, out of their resources, for expenses incurred in connection with the promotion of distribution of the Fund's shares (see pages 38-39).
-----------------------------------------------------------------------------------------------------------------
Redemption      Shares of the Fund may be redeemed at their net asset value (see pages 41-43).
-----------------------------------------------------------------------------------------------------------------
Shareholder     Automatic Investment of Dividends and Distributions (unless otherwise requested); Systematic
Services        Payroll Deduction Plan; Exchange Privilege; Systematic Withdrawal Plan (see pages 39-41).
-----------------------------------------------------------------------------------------------------------------
Risks           The Liquid Asset Series invests solely in U.S. Government securities, high quality corporate debt obligations and obligations of banks and savings and loan associations having assets of $1 billion or more and certificates of deposit which are fully insured as to principal; consequently, the portfolio securities of the Series are subject to minimal risk of loss of income and principal.
                However, the investor is directed to the discussions of "repurchase agreements" (page 26) and
                "reverse repurchase agreements" (page 26) concerning any risks associated with these investment techniques. The U.S. Government Money Market Series invests principally in high quality, short-term fixed-income securities issued or guaranteed as to principal and interest by the U.S.
                Government, its agencies or instrumentalities. Such securities are subject to minimal risk of loss of income and principal. However, shareholders should also refer to the discussions of "repurchase agreements" (page 26), "when-issued and delayed delivery securities and forward commitments" (page
                26) and "reverse repurchase agreements" (page 26). The U.S. Government Securities Series invests only in obligations issued or guaranteed by the U.S. Government which are subject to minimal risk of loss of income and principal. The value of the securities holdings of the U.S. Government
                Securities Series and, thereby, the net asset value of its shares, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the net asset value per share. In addition, the average life of certain of the securities held in the U.S. Government Securities Series (e.g., GNMA Certificates)
                may be shortened by prepayments or refinancings of the mortgage pools underlying such securities
                (pages 14-17). Such prepayments may have an impact on dividends paid by the U.S. Government
                 Securities Series. Shareholders should also refer to the discussions of "repurchase agreements,"
                 when-issued and delayed delivery securities and forward commitments" and "zero coupon securities"
                (pages 26-27). The net asset value of the shares of the Intermediate Income Securities Series will fluctuate with changes in the market value of its securities holdings. The Series may invest in securities rated "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investors Service,
                Inc., which securities have speculative characteristics. Shareholders should also refer to the discussions of "when-issued and delayed delivery securities and forward commitments" (page 26),
                "when, as and if issued securities" (page 27), "zero coupon securities" (page 27) and "reverse repurchase agreements" (page 26). The American Value Series' emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that the American Value Series'
                investments in small and medium-capitalization companies involves greater risk than is customarily associated with



------------------------------------------------------------------------------------------------------------------
                investing in larger, more established companies. Shareholders should also refer to the discussions of "repurchase agreements" (page 26), "when, as and if issued securities" (page 27) and "warrants"
                (page 27). The net asset value of the shares of the Capital Growth Series will fluctuate with changes in the market value of its portfolio securities. The Capital Growth Series may purchase foreign, when-issued and delayed delivery, and when, as and if issued securities, and futures and options, which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments (pages
                26-32). The net asset value of the shares of the Dividend Growth Series will fluctuate with changes in the market value of its securities holdings. Dividends payable by the Dividend Growth
                Series will vary in relation to the amounts of dividends and interest paid by its securities holdings. Shareholders should also refer to the discussions of "repurchase agreements" (page 26),
                "when, as and if issued securities" (page 27) and "warrants" (page 27). The net asset value of the shares of Strategist Series will fluctuate with changes in the market value of its portfolio securities. The level of income payable to the investor will vary depending upon the market allocation determined by the Investment Manager and with various market determinants such as interest rates. The Series may make various investments and may engage in various investment strategies including options and futures transactions (pages 28-32), when-issued and delayed delivery securities and forward commitments (page 26), when, as and if issued securities (page 26)
                and repurchase agreements (page 26). The Strategist Series is "non-diversified" and is therefore not subject to the diversification requirements of the Act. This non-diversified status allows the
                Strategist Series to increase its investment in the securities of an individual issuer, and, thereby, subjects the Series to greater exposure to any risks pertaining to investment in the issuer's securities (page 21). The net asset value of the shares of the Utilities Series fluctuates with changes in the market value of its securities holdings. The public utilities industry has certain characteristics and risks, and developments within that industry will have an impact on the Utilities Series. The value of public utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Shareholders should also refer to the discussions of "repurchase agreements" (page 26),
                "when-issued and delayed delivery securities and forward commitments" (page 26), "when, as and if issued securities" (page 26), "zero coupon securities" (page 27), and "foreign securities" (pages
                29-30). The net asset value of the shares of the Value-Added Market Series will fluctuate with changes in the market value of its securities holdings. Dividends payable by the Value-Added
                Market Series will vary in relation to the amounts of income paid by its securities holdings.
                Shareholders should also refer to the discussion of "repurchase agreements" (page 26) and "options and futures transactions" (pages 31-34). The Global Equity Series is intended for long-term investors who can accept the risks involved in investments in the securities of companies and countries located throughout the world. It should be recognized that investing in such securities involves different and perhaps greater risks than are customarily associated with securities of domestic companies or trading in domestic markets. In addition, shareholders should consider risks inherent in an international portfolio, including exchange fluctuations and exchange controls, and certain of the investment policies which the Global Equity Series may employ, including transactions in forward foreign currency exchange contracts (see pages 29-31). Moreover, the expenses of the Global Equity Series are likely to be greater than those incurred by other Series in the Fund and other investment companies which invest primarily in securities of domestic issuers. The Intermediate Income Securities, American Value, Capital Growth, Strategist,
                Utilities, Value-Added Market and Global Equity Series may write call options on securities held in their portfolios without limit (see pages 31-32). Certain of the Series of the Fund may experience high portfolio turnover rates with corresponding higher transaction expenses and potentially adverse tax consequences. See "Portfolio Trading" (pages 34-35).


SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended July 31, 1997.


Shareholder Transaction Expenses (for each Series)
--------------------------------------------------

Maximum Sales Charge Imposed on Purchases ...............    None
Maximum Sales Charge Imposed on Reinvested Dividends  ...    None
Deferred Sales Charge ...................................    None
Redemption Fees .........................................    None
Exchange Fee ............................................    None


Annual Operating Expenses (as a Percentage of Average Net Assets for the year
------------------------------------------------------------------------------
ended July 31, 1996)*
---------------------



                                                                            INTERMEDIATE
                                         U.S. GOVERNMENT  U.S. GOVERNMENT      INCOME       AMERICAN    CAPITAL
                          LIQUID ASSET    MONEY MARKET      SECURITIES       SECURITIES      VALUE      GROWTH
                             SERIES          SERIES           SERIES           SERIES        SERIES     SERIES
                        --------------  ---------------  ---------------  --------------  ----------  ---------
Management Fees*
 (after fee waiver)  ..      0.50%            0.50%            0.17%           0.07%         0.67%       0.0%
12b-1 Fees ............      0.0              0.0              0.0             0.0           0.0         0.0
Other Expenses*
 (after expense
 assumption) ..........      0.15             0.32             0.83            0.93          0.33        1.00
Total Series Operating
 Expenses .............      0.65             0.82             1.00            1.00          1.00        1.00



                          DIVIDEND
                           GROWTH     STRATEGIST    UTILITIES    VALUE-ADDED    GLOBAL EQUITY
                           SERIES       SERIES       SERIES     MARKET SERIES      SERIES
                        ----------  ------------  -----------  -------------  ---------------
Management Fees*
 (after fee waiver)  ..    0.75%        0.24%         0.23%         0.50%           0.27%
12b-1 Fees ............    0.0          0.0           0.0           0.0             0.0
Other Expenses*
 (after expense
 assumption) ..........    0.25         0.76          0.77          0.28            0.73
Total Series Operating
 Expenses .............    1.00         1.00          1.00          0.78            1.00


Example
-------
   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                                INTERMEDIATE
                             U.S. GOVERNMENT  U.S. GOVERNMENT      INCOME       AMERICAN    CAPITAL
              LIQUID ASSET    MONEY MARKET      SECURITIES       SECURITIES      VALUE      GROWTH
                 SERIES          SERIES           SERIES           SERIES        SERIES     SERIES
            --------------  ---------------  ---------------  --------------  ----------  ---------
1 year ....       $ 7             $  8             $ 10             $ 10          $ 10       $ 10
3 years  ..        21               26               32               32            32         32
5 years  ..        36               46               55               55            55         55
10 years  .        81              101              122              122           122        122

              DIVIDEND
               GROWTH     STRATEGIST    UTILITIES    VALUE-ADDED    GLOBAL EQUITY
               SERIES       SERIES       SERIES     MARKET SERIES      SERIES
            ----------  ------------  -----------  -------------  ---------------
1 year ....     $ 10         $ 10         $ 10           $ 8            $ 10
3 years  ..       32           32           32            25              32
5 years  ..       55           55           55            43              55
10 years  .      122          122          122            96             122



   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   "Management Fees" (after fee waiver) and "Other Expenses" (after expense assumption) have been restated to reflect current fees and expenses.

   If administrative services are performed by Dean Witter Trust Company ("DWTC"), the Fund's Transfer and Dividend Disbursing Agent and an affiliate of the Investment Manager, on behalf of an employee benefit plan, it may charge fees for such services which are negotiated between each employee benefit plan and DWTC.

   *Pursuant to an undertaking, the Investment Manager assumed all expenses relating to each Series' operations (except for any brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to each Series until December 31, 1995. The Investment Manager has undertaken to continue to assume, until July 31, 1997, such expenses and to waive the compensation provided for in its Management Agreement with respect to each Series to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of the Series.

   It is estimated that total operating expenses for each Series for the fiscal year ending July 31, 1997, assuming no waiver of management fees or assumption of expenses, and calculated using average net assets for the year ended July 31, 1996, would be:



                                                                            INTERMEDIATE
                                         U.S. GOVERNMENT  U.S. GOVERNMENT      INCOME       AMERICAN    CAPITAL
                          LIQUID ASSET    MONEY MARKET      SECURITIES       SECURITIES      VALUE      GROWTH
                             SERIES          SERIES           SERIES           SERIES        SERIES     SERIES
                        --------------  ---------------  ---------------  --------------  ----------  ---------
Management Fees .......      0.50%            0.50%            0.65%           0.65%         0.85%       1.99%
12b-1 Fees ............      0.0              0.0              0.0             0.0           0.0         0.0
Other Expenses ........      0.15             0.32             0.83            0.93          0.33        1.99
Total Series Operating
 Expenses .............      0.65             0.82             1.48            1.58          1.18        2.84



                          DIVIDEND
                           GROWTH     STRATEGIST    UTILITIES    VALUE-ADDED    GLOBAL EQUITY
                           SERIES       SERIES       SERIES     MARKET SERIES      SERIES
                        ----------  ------------  -----------  -------------  ---------------
Management Fees .......    0.75%        0.85%         0.75%         0.50%           1.00%
12b-1 Fees ............    0.0          0.0           0.0           0.0             0.0
Other Expenses ........    0.25         0.76          0.77          0.28            0.73
Total Series Operating
 Expenses .............    1.00         1.61          1.52          0.78            1.73


   The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management."

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund's Series is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.


                NET ASSET
     YEAR         VALUE         NET        NET REALIZED    TOTAL FROM                                    TOTAL DIVIDENDS
    ENDED       BEGINNING    INVESTMENT   AND UNREALIZED   INVESTMENT    DIVIDENDS TO    DISTRIBUTIONS         AND
   JULY 31      OF PERIOD      INCOME      GAIN (LOSS)     OPERATIONS    SHAREHOLDERS   TO SHAREHOLDERS   DISTRIBUTIONS
----------     -----------  ------------  --------------  ------------  --------------  ---------------  ---------------
LIQUID ASSET
1993 (1)         $ 1.00        $ 0.02         $   --         $ 0.02         $(0.02)         $   --           $(0.02)
1994               1.00          0.03             --           0.03          (0.03)             --            (0.03)
1995               1.00          0.06             --           0.06          (0.06)             --            (0.06)
1996               1.00          0.05             --           0.05          (0.05)             --            (0.05)
U.S. GOVERNMENT MONEY MARKET
1993 (2)           1.00            --++           --             --             --              --               --
1994               1.00          0.03             --           0.03          (0.03)             --            (0.03)
1995               1.00          0.06             --           0.06          (0.06)             --            (0.06)
1996               1.00          0.05             --           0.05          (0.05)             --            (0.05)
U.S. GOVERNMENT SECURITIES
1993 (3)          10.00          0.19           0.07           0.26          (0.20)             --            (0.20)
1994              10.06          0.44          (0.50)         (0.06)         (0.44)             --            (0.44)
1995               9.56          0.56           0.15           0.71          (0.56)             --            (0.56)
1996               9.71          0.55          (0.12)          0.43          (0.55)             --            (0.55)
INTERMEDIATE INCOME SECURITIES
1993 (5)          10.00          0.19          (0.02)          0.17          (0.19)             --            (0.19)
1994               9.98          0.60          (0.57)          0.03          (0.60)             --            (0.60)
1995               9.41          0.61           0.22           0.83          (0.61)             --            (0.61)
1996               9.63          0.59          (0.21)          0.38          (0.59)          (0.01)           (0.60)
AMERICAN VALUE
1993 (6)          10.00          0.06          (0.01)          0.05             --              --               --
1994              10.05          0.03          (0.09)         (0.06)         (0.02)          (0.04)           (0.06)
1995               9.93          0.14           3.15           3.29          (0.12)             --            (0.12)
1996              13.10          0.09           1.17           1.26          (0.15)          (1.13)           (1.28)
CAPITAL GROWTH
1993 (7)          10.00         (0.02)         (1.10)         (1.12)            --              --               --
1994               8.88          0.13           0.45           0.58          (0.04)             --            (0.04)
1995               9.42          0.10           1.77           1.87          (0.12)             --            (0.12)
1996              11.17          0.07           1.55           1.62          (0.11)          (0.07)           (0.18)
DIVIDEND GROWTH
1993 (4)          10.00          0.13           0.58           0.71          (0.10)             --            (0.10)
1994              10.61          0.28           0.37           0.65          (0.23)          (0.01)           (0.24)
1995              11.02          0.34           2.13           2.47          (0.31)          (0.10)           (0.41)
1996              13.08          0.32           1.76           2.08          (0.36)          (0.19)           (0.55)
UTILITIES
1993 (3)          10.00          0.19           1.30           1.49          (0.14)             --            (0.14)
1994              11.35          0.37          (0.95)         (0.58)         (0.34)          (0.01)           (0.35)
1995              10.42          0.42           0.80           1.22          (0.37)          (0.02)           (0.39)
1996              11.25          0.38           0.61           0.99          (0.45)             --            (0.45)
VALUE-ADDED MARKET
1993 (6)          10.00          0.05           0.02           0.07          (0.04)             --            (0.04)
1994              10.03          0.24           0.65           0.89          (0.11)             --            (0.11)
1995              10.81          0.21           2.16           2.37          (0.26)          (0.12)           (0.38)
1996              12.80          0.25           1.17           1.42          (0.22)          (0.07)           (0.29)
GLOBAL EQUITY
1993 (3)          10.00          0.07          (0.03)          0.04             --              --               --
1994              10.04          0.08           0.58           0.66          (0.05)             --            (0.05)
1995              10.65          0.14           0.49           0.63          (0.11)             --            (0.11)
1996              11.17          0.09           0.71           0.80          (0.18)             --            (0.18)
STRATEGIST
1993 (4)          10.00          0.06          (0.23)         (0.17)            --              --               --
1994               9.83          0.23          (0.20)          0.03          (0.13)             --            (0.13)
1995               9.73          0.24           1.49           1.73          (0.18)             --            (0.18)
1996              11.28          0.25           1.63           1.88          (0.34)          (0.22)           (0.56)

                                            RATIOS TO AVERAGE NET      RATIOS TO AVERAGE NET
                                           ASSETS (BEFORE EXPENSES    ASSETS (AFTER EXPENSES
                                               WERE ASSUMED)*              WERE ASSUMED)
                                         -------------------------  -------------------------
 NET ASSET                   NET ASSETS
   VALUE         TOTAL         END OF                      NET                        NET        PORTFOLIO     AVERAGE
   END OF     INVESTMENT       PERIOD                  INVESTMENT                 INVESTMENT     TURNOVER     COMMISSION
   PERIOD       RETURN+       (000'S)      EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE       RATE PAID
----------   -------------  ------------  ----------  -------------  ----------  -------------  -----------  ------------
   $ 1.00         1.77%(a)    $ 1,081        1.30%(b)      0.53%(b)     0.14%(b)      3.02%(b)      N/A            N/A
     1.00         3.48          1,524        2.50          0.99           --          3.49          N/A            N/A
     1.00         5.90         35,631        1.16          4.96           --          6.12          N/A            N/A
     1.00         5.44         42,753        0.65          5.05         0.33          5.37          N/A            N/A

     1.00         0.42 (a)        125        2.50 (b)     (0.95) (b)    2.13 (b)      0.83 (b)      N/A            N/A
     1.00         3.52            555        2.50          0.82           --          3.32          N/A            N/A
     1.00         5.86         10,695        2.50          3.62           --          6.12          N/A            N/A
     1.00         5.23          6,628        0.82          4.75         0.37          5.21          N/A            N/A

    10.06         2.60 (a)      1,756        1.81 (b)      0.33 (b)     0.18 (b)      3.66 (b)       --            N/A
     9.56        (0.69)         2,954        2.50          1.96           --          4.46 (c)       29%           N/A
     9.71         7.72          4,209        2.36          3.49           --          5.85           14            N/A
     9.59         4.49          8,651        1.48          4.70         0.63          5.55           47            N/A

     9.98         1.67 (a)        182        2.50 (b)      1.00 (b)     1.62 (b)      3.50 (b)       --            N/A
     9.41         0.26            460        2.50          3.64           --          6.14           40            N/A
     9.63         9.22            994        2.50          4.08           --          6.58           37            N/A
     9.41         3.95          4,172        1.58          5.01         0.72          5.87          142            N/A

    10.05         0.50 (a)        308        2.50 (b)     (0.66) (b)    0.74 (b)      1.10 (b)      121 (a)       --
     9.93        (0.59)         6,841        2.50         (0.81)          --          1.69          136           --
    13.10        33.48         22,581        1.42          0.39           --          1.81          234           --
    13.08         9.83         40,321        1.18          0.23         0.65          0.76          301        $0.0543

     8.88       (11.20)(a)        135        2.50(b)      (1.01)(b)     1.97(b)     (0.47)(b)         2 (a)       --
     9.42         6.57            215        2.50         (0.98)          --          1.52           11           --
    11.17        20.08            678        2.50         (1.07)          --          1.43           20           --
    12.61        14.58          1,988        2.50         (1.24)        0.76          0.50           68        $0.0536

    10.61         7.11 (a)      2,417        2.50 (b)      0.61 (b)     0.16 (b)      2.89 (b)        7 (a)       --
    11.02         6.13         12,821        1.51          1.78           --          3.29           13           --
    13.08        23.07         35,404        1.14          2.34           --          3.48           29           --
    14.61        16.09         69,763        1.00          2.07         0.63          2.44           18         0.0526

    11.35        14.98 (a)      1,334        2.50 (b)      1.59 (b)     0.30 (b)      3.79 (b)        8 (a)       --
    10.42        (5.23)         3,860        2.50          1.62           --          4.14            5           --
    11.25        12.16          5,380        1.91          2.41           --          4.32           24           --
    11.79         8.76          7,593        1.52          2.31         0.62          3.20           17         0.0508

    10.03         0.71 (a)        640        2.50 (b)     (0.16) (b)    0.92 (b)      1.42 (b)        1 (a)       --
    10.81         8.89          5,133        1.82          0.70           --          2.53            8           --
    12.80        22.65         14,080        1.22          1.33           --          2.55            7           --
    13.93        11.19         20,379        0.78          1.58         0.47          1.89            8         0.0300

    10.04         0.40 (a)        322        2.50 (b)     (0.90) (b)    1.00 (b)      1.77 (b)       --           --
    10.65         6.54          2,020        2.50          0.09           --          2.41            8           --
    11.17         6.08          7,286        2.25          0.48           --          2.73           55           --
    11.79         7.26         11,685        1.73         (0.15)        0.66          0.92           95         0.0500

     9.83        (1.70) (a)       551        2.50 (b)     (0.19) (b)    0.64 (b)      1.67 (b)       26 (a)       --
     9.73         0.12          1,276        2.50          0.70           --          3.20           57           --
    11.28        18.21          6,759        2.14          1.97           --          4.11          115           --
    12.60        16.97         17,496        1.61          1.92         0.66          2.86          113         0.0525



------------
   *    After application of the Fund's expense limitation.
   + Calculated based on the net asset value as of the last business day of the period.
   ++   Includes dividends from net investment income of $0.004 per share.
   Commencement of operations:
    (1) December 30, 1992.
    (2) January 20, 1993.
    (3) January 8, 1993.
    (4) January 7, 1993.
    (5) January 12, 1993.
    (6) February 1, 1993.
    (7) February 2, 1993
    (a) Not annualized.
    (b) Annualized.
    (c) Restated.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Retirement Series (the "Fund") is an open-end, no-load, management investment company consisting of eleven separate Series: the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth Series, the Dividend Growth Series, the Strategist Series, the Utilities Series, the Value-Added Market Series, and the Global Equity Series. All of the Series, with the exception of the Strategist Series, are diversified. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on May 14, 1992. The Distributor and any of its affiliates are authorized, pursuant to a Plan of Distribution entered into by the Fund with the Distributor and Dean Witter Reynolds Inc. ("DWR") in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Act"), to make payments for expenses, out of their own resources, incurred in connection with the promotion of distribution of shares of the Fund.


   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to a total of one hundred investment companies (the "Dean Witter Funds"), thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $83.6 billion as of September 30, 1996. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $2.9 billion at such date.


   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the net assets of the Liquid Asset Series; 0.50% to the net assets of the U.S. Government Money Market Series; 0.65% to the net assets of the U.S. Government Securities Series; 0.65% to the net assets of the Intermediate Income Securities Series; 0.85% to the net assets of the American Value Series; 0.85% to the net assets of the Capital Growth Series; 0.75% to the net assets of the Dividend Growth Series; 0.85% to the net assets of the Strategist Series; 0.75% to the net assets of the Utilities Series; 0.50% to the net assets of the Value-Added Market Series; and 1.0% to the Global Equity Series, each business day. The management fees set forth above for the American Value, Capital Growth, Dividend Growth, Strategist, Utilities and Global Equity Series are higher than those paid by most investment companies. Until December 31, 1995, the Investment Manager assumed all expenses relating to each Series' operations (except for any brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to each Series. The Investment Manager has undertaken to continue to assume, until July 31, 1997, such expenses and to waive the compensation provided for in its Management Agreement with respect to each Series to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of the Series.

   For the fiscal year ended July 31, 1996, the Series accrued total compensation to the Investment Manager and incurred total expenses, each as a percentage of average daily net assets, as follows:








                              COMPENSATION TO      TOTAL
                             INVESTMENT MANAGER   EXPENSES
                            ------------------  ----------
Liquid Asset ..............         0.25          0.33%
U.S. Government Money
 Market ...................         0.26          0.37
U.S. Government Securities          0.11          0.63
Intermediate Income .......         0.19          0.72
American Value ............         0.44          0.65
Capital Growth ............         0.0           0.76
Dividend Growth ...........         0.46          0.63
Strategist ................         0.18          0.66
Utilities .................         0.20          0.62
Value-Added Market ........         0.19          0.47
Global Equity .............         0.23          0.66

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

LIQUID ASSET SERIES
-------------------
   The investment objectives of the Liquid Asset Series are high current income, preservation of capital and liquidity. The investment objectives may not be changed without approval of the Series' shareholders. The Series seeks to achieve its objectives by investing in the following money market instruments:


   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds;


   Bank Obligations. Obligations (including certificates of deposit, bank notes and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks;

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;


   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 10% or less of the Series' total assets in all such obligations and in all illiquid assets, in the aggregate;


   Commercial Paper and Corporate Obligations. Commercial paper and corporate debt obligations maturing in thirteen months or less which are rated in one of the two highest rating categories for short-term debt obligations or, if not rated, have been issued by issuers which have another short-term debt obligation that is comparable in priority and security to such non-rated securities and is so rated, by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated by only one such organization) or which, if unrated, are of comparable quality as determined in accordance with procedures established by the Trustees. The NRSROs currently rating instruments of the type the Series may purchase are Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and IBCA Inc., and Thomson BankWatch, Inc. Their rating criteria are described in the Appendix to the Fund's Statement of Additional Information.

   The foregoing rating limitations apply at the time of acquisition of a security. Any subsequent change in any rating by a rating service will not require elimination of any security from the Series' portfolio. However, in accordance with procedures adopted by the Fund's Trustees pursuant to federal securities regulations governing money market funds, if the Investment Manager becomes aware that a portfolio security has received a new rating from an NRSRO that is below the second highest rating, then, unless the security is disposed of within five days, the Investment Manager will perform a creditworthiness analysis of any such downgraded securities, which analysis will be reported to the Trustees who will, in turn, determine whether the securities continue to present minimal credit risks to the Liquid Asset Series.

   The ratings assigned by the NRSROs represent their opinions as to the quality of the securities they undertake to rate. It should be emphasized, however, that the ratings are general and not absolute standards of quality.

   Subject to the foregoing requirements, the Liquid Asset Series may invest in commercial paper which has been issued pursuant to the "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act") and which may be sold to institutional investors pursuant to Rule 144A under the Securities Act. Management considers such legally restricted, but readily marketable, commercial paper to be liquid. However, pursuant to procedures approved by the Trustees of the Fund, if a particular investment in such commercial paper is determined to be illiquid, that investment will be included within the 10% limitation on illiquid investments (see "Investment Restrictions"). If at any time the Liquid Asset Series' investments in illiquid securities exceed 10% of the Series' total assets, the Series will dispose of illiquid securities in an orderly fashion to reduce the Series' holdings in such securities to less than 10% of its total assets.

   Variable Rate and Floating Rate Obligations. Certain of the types of investments described above may be variable rate or floating rate obligations. The interest rates payable on variable rate or floating rate obligations are not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate obligation may be adjusted at pre-designated periodic intervals and on a floating rate obligation whenever there is a change in the market rate of interest on which the interest rate payable is based.

   Although the Liquid Asset Series will generally not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other circumstances or considerations, it believes such disposition advisable.


   The Liquid Asset Series will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. The Liquid Asset Series will not, however, invest in securities that mature in more than thirteen months from the date of purchase. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term issues, while generally paying higher interest rates, are subject, as a result of general changes in interest rates, to greater fluctuations in value than shorter-term issues. Thus, when rates on new debt securities increase, the value of outstanding securities may decline, and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline (see "Determination of Net Asset Value"). Longer-term issues also increase the risk that the issuer may be unable to pay an installment of interest or principal at maturity. Also, in the event of unusually large redemption demands, such securities may have to be sold at a loss prior to maturity, or the Liquid Asset Series might have to borrow money and incur interest expense. Either occurrence would adversely impact the amount of daily dividend and could result in a decline in the daily net asset value per share. The Liquid Asset Series will attempt to minimize these risks by investing in longer-term securities when it appears to management that interest rates on such securities are not likely to increase substantially during the period of expected holding, and then only in securities of high quality which are readily marketable. However, there can be no assurance that the Series will be successful in achieving this or its other objectives.


   Private Placements. As stated above, the Liquid Asset Series may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act") and which may be sold to other institutional investors pursuant to Rule 144A under the Securities Act. The adoption by the Securities and Exchange Commission of Rule 144A, which permits the resale of certain restricted securities to institutional investors, had the effect of broadening and increasing the liquidity of the institutional trading market for securities subject to restrictions on resale to the general public.
Section 4(2) commercial paper sold pursuant to Rule 144A is restricted in that it can be resold only to qualified institutional investors. However, since institutions constitute virtually the entire market for such commercial paper, the market for such Section 4(2) commercial paper is, in reality, as liquid as that for other commercial paper. While the Liquid Asset Series generally holds to maturity commercial paper in its portfolio, the advent of Rule 144A has greatly simplified the ability to sell Section 4(2) commercial paper to other institutional investors.

   Under procedures adopted by the Trustees of the Fund, the Liquid Asset Series may purchase Section 4(2) commercial paper without being subject to its limitation on illiquid investments and will be able to utilize Rule 144A to sell that paper to other institutional investors. The procedures require that the Investment Manager consider the following factors in determining that any restricted security eligible for sale pursuant to Rule 144A be considered liquid: (1) the frequency of trades and quotes for the security,
(2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager will report to the Trustees on a quarterly basis on all restricted securities held by the Liquid Asset Series with regard to their ongoing liquidity. In the event any Section 4(2) commercial paper or restricted security held by the Liquid Asset Series is determined to be illiquid by the Trustees and the Investment Manager, that investment would be included as an illiquid security subject to the limitation on illiquid investments referred to above.


   The foregoing investment policies are not fund amental and may be changed by the Trustees without shareholder vote.

U.S. GOVERNMENT MONEY MARKET SERIES
-----------------------------------
   The investment objectives of the U.S. Government Money Market Series are security of principal, high current income and liquidity. There is no assurance that the investment objectives will be achieved. These investment objectives may not be changed without the approval of the shareholders of the U.S. Government Money Market Series. The investment policies discussed below may be changed without shareholder approval.

   The U.S. Government Money Market Series seeks to achieve its objectives by investing in U.S. Government securities, including a variety of securities which are issued and/or guaranteed, as to principal and interest, by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government, and in certain interests in the foregoing securities. Except for U.S. Treasury securities, these obligations, even those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, they may be backed, in part, by a line of credit with the U.S. Treasury (such as the Federal National Mortgage Association), or the U.S. Government Money Market Series must look to the agency issuing or guaranteeing the obligation for ultimate repayment (such as securities of the Federal Farm Credit System), in which case the U.S. Government Money Market Series may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The assumption of the liabilities of these agencies or instrumentalities by the U.S. Government is discretionary and is not a lawful obligation.

   Treasury securities include Treasury bills, Treasury notes, and Treasury bonds. Some of the government agencies and instrumentalities which issue or guarantee securities include the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association, the Federal National Mortgage Association, the Farmers Home Administration, the Federal Land Banks, the Small Business Administration, the Student Loan Marketing Association, the Export-Import Bank, the Federal Intermediate Credit Banks and the Banks for Cooperatives.

   The U.S. Government Money Market Series may invest in securities issued or guaranteed, as to principal and interest, by any of the foregoing entities or by any other agency or instrumentality established or sponsored by the United States Government. Such investments may take the form of participation interests in, and may be evidenced by deposit or safekeeping receipts for, any of the foregoing. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.


   The Federal Deposit Insurance Corporation is the administrative authority over the Bank Insurance Fund and the Savings Association Insurance Fund, which are the agencies of the U.S. Government which insure (including both principal and interest) the deposits of certain banks and savings and loan associations up to $100,000 per deposit. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit ("CDs") in principal amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, these investments must currently be limited to $100,000 per bank or savings and loan association. The interest on such investments is not insured. The U.S. Government Money Market Series may invest in such CDs of banks and savings and loan institutions limited to the insured amount of principal ($100,000) in each case and limited with regard to all such CDs and all illiquid assets, in the aggregate, to 10% of the U.S. Government Money Market Series' total assets.


   The U.S. Government Money Market Series intends normally to hold its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest, if held to maturity.

   The U.S. Government Money Market Series will generally not seek profits through short-term trading, although it may dispose of any portfolio security prior to maturity if, on the basis of a revised evaluation or other circumstance or consideration, the Investment Manager deems such disposition advisable.

   The U.S. Government Money Market Series will attempt to balance its objectives of security of principal, high current income and liquidity by investing in securities of varying maturities and risks. The U.S. Government Money Market Series will not, however, invest in securities with an effective maturity of more than thirteen months from the date of purchase. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term U.S. Government issues, while generally paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than shorter-term issues. Thus, when rates on new securities increase, the value of outstanding securities may decline, and vice versa. Such changes may also occur, to a lesser degree, with short-term issues.

   These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline (see "Determination of Net Asset Value"). In the event of unusually large redemption demands, such securities may have to be sold at a loss prior to maturity, or the U.S. Government Money Market Series might have to borrow money and incur interest expenses. Either occurrence would adversely impact upon the amount of daily dividend and could result in a decline in daily net asset value per share or the redemption by the U.S. Government Money Market Series of shares held in a shareholder's account. The U.S. Government Money Market Series will attempt to minimize these risks by investing in relatively longer-term securities when it appears to management that yields on such securities are not likely to increase substantially during the period of expected holding, and then only in securities which are readily marketable. However, there can be no assurance that the U.S. Government Money Market Series will be successful in achieving this objective.

U.S. GOVERNMENT SECURITIES SERIES
---------------------------------

   The investment objective of the U.S. Government Securities Series is high current income consistent with safety of principal. There is no assurance that the investment objective will be achieved. The investment objective may not be changed without approval of the U.S. Government Securities Series' shareholders. The investment policies discussed below may be changed without shareholder approval.


   The U.S. Government Securities Series seeks to achieve its objective by investing in obligations issued and/or guaranteed by the U.S. Government or its instrumentalities ("U.S. Government Securities"). All such obligations are backed by the "full faith and credit" of the United States. Investments may be made in obligations of instrumentalities of the U.S. Government only where such obligations are guaranteed by the U.S. Government.

   U.S. Government securities include U.S. Treasury securities consisting of Treasury bills, Treasury notes and Treasury bonds. Some of the other U.S. Government securities in which the U.S. Government Securities Series may invest include securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration, Resolution Funding Corporation and the Small Business Administration. The maturities of such securities usually range from three months to thirty years.


   The Series is not limited as to the maturities of the U.S. Government securities in which it may invest, except that the Series will not purchase zero coupon securities with remaining maturities of longer than ten years. For a discussion of the risks of investing in U.S. Government securities (including such securities purchased on a when-issued, delayed delivery or forward commitment basis and zero coupon securities), see "General Investment Techniques" below.


   While the U.S. Government Securities Series has the ability to invest in any securities backed by the full faith and credit of the United States, it is currently anticipated that a substantial portion of the U.S. Government Securities Series' assets will be invested in Certificates of the Government National Mortgage Association ("GNMA"). Should market or economic conditions warrant, this policy is subject to change at any time at the discretion of the Investment Manager.

   GNMA Certificates. GNMA Certificates are mortgage-backed securities. Each Certificate evi-dences an interest in a specific pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration (FHA) or guaranteed by the Veterans Administration (VA). Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates that the U.S. Government Securities Series will invest in are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.


   The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of prepayments or refinancing of such mortgages or foreclosure. Any prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, which has the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to investment principal. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately twelve years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than twelve years, but typically not less than five years.


   The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer.

   The U.S. Government Securities Series will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders such as banks, broker-dealers and financing corporations and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the U.S. Government Securities Series may invest include those issued or guaranteed by GNMA or other entities which securities are backed by the full faith and credit of the United States.

   Certificates for mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

   Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Reinvestment by the U.S. Government Securities Series of prepayments may occur at higher or lower interest rates than the original investment. Historically, actual average life has been consistent with the twelve-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates. Interest on GNMA Certificates is paid monthly rather than semi-annually as for traditional bonds.

   Adjustable Rate Mortgage Securities. The U.S. Government Securities Series may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

   ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.


   Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The U.S. Government Securities Series may also invest in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. However, the U.S. Government Securities Series will only invest in CMOs which are backed by the full faith and credit of the United States.


   The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Series from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs. The Fund may invest without limitation in CMOs.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

   The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on the tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

   The U.S. Government Securities Series also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bond"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

INTERMEDIATE INCOME SECURITIES SERIES
-------------------------------------
   The investment objective of the Intermediate Income Securities Series is high current income consistent with safety of principal. This investment objective may not be changed without approval of the Intermediate Income Securities Series' shareholders. There is no assurance that the investment objective will be achieved. The investment policies discussed below may be changed without shareholder approval.

   The Intermediate Income Securities Series seeks to achieve its objective by investing at least 65% of its total assets in intermediate term, investment grade fixed-income securities. Such securities have a minimum remaining maturity of three years and a maximum remaining maturity of ten years. The Intermediate Income Securities Series will maintain an average dollar-weighted maturity of approximately seven years or less and may not invest in securities with remaining maturities greater than twelve years. Under normal conditions, the Intermediate Income Securities Series' average weighted maturity will not be less than three years.

   Under normal circumstances, the Intermediate Income Securities Series will invest primarily in corporate debt securities and preferred stock of investment grade, which consists of securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or which, if unrated, are determined to be of comparable quality by the Fund's Trustees. While fixed-income securities rated Baa by Moody's and BBB by S&P are considered investment grade, they have speculative characteristics. (A more detailed description of bond ratings is contained in the Appendix to the Statement of Additional Information.) The Intermediate Income Securities Series may also purchase U.S. Government securities (securities guaranteed as to principal and interest by the United States or its agencies or instrumentalities) and investment grade securities, denominated in U.S. dollars, issued by foreign governments or issuers. U.S. Government securities in which the Intermediate Income Securities Series may invest include zero coupon securities and mortgage backed securities, such as securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. There can be no assurance that the investment objective of the Intermediate Income Securities Series will be achieved.

   The Investment Manager believes that the Intermediate Income Securities Series' policies of purchasing intermediate term securities will reduce the volatility of the Intermediate Income Securities Series' net asset value over the long term. Although the values of fixed-income securities generally increase during periods of declining interest rates and decrease during periods of increasing interest rates, the extent of these fluctuations has historically generally been smaller for intermediate term securities than for securities with longer maturities. Conversely, the yield available on intermediate term securities has also historically been lower than those available from long term securities.

   Investment by the Intermediate Income Securities Series in U.S. dollar denominated fixed-income securities issued by foreign governments and other foreign issuers may involve certain risks not associated with U.S. issued securities (see "Foreign Securities" under "General Portfolio Techniques" below). The Investment Manager believes that those risks are substantially lessened because the foreign securities in which the Intermediate Income Securities Series may invest are investment grade.

   While the Intermediate Income Securities Series will invest primarily in investment grade fixed-income securities, under ordinary circumstances it may invest up to 35% of its total assets in money market instruments and repurchase agreements, as well as, with respect to up to 5% of its net assets, lower-rated fixed-income securities. No more than 5% of the Intermediate Income Securities Series' net assets may be invested in lower-rated fixed-income securities.


   Lower-rated fixed-income securities, which are those rated from Ba or BB to C by Moody's or S&P, respectively, are considered to be speculative investments. Such lower-rated securities, while producing a higher yield than investment grade securities, are subject to credit risk to a greater extent than investment grade securities. The Intermediate Income Securities Series does not have any minimum quality rating standard with respect to the portion (up to 5%) of its net assets which may be invested in lower-rated securities. See the Statement of Additional Information for a description of the special risks and characteristics of lower-rated fixed-income securities.


   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Intermediate Income Securities Series' securities holdings. During such periods, the Intermediate Income Securities Series may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments. Money market instruments in which the Intermediate Income Securities Series may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or Standard & Poor's or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

AMERICAN VALUE SERIES
---------------------
   The investment objective of the American Value Series is long-term capital growth consistent with an effort to reduce volatility. There is no assurance that the American Value Series' objective will be achieved. The investment objective may not be changed without the approval of the shareholders of the American Value Series. The investment policies discussed below may be changed without shareholder approval.


   The American Value Series seeks to achieve its investment objective by investing in a diversified portfolio of securities consisting principally of common stocks. The American Value Series utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation. The Investment Manager seeks to invest the assets of the Series in those industries that, at the time of investment, are attractively valued given their above average relative earnings growth potential at that time. Therefore, the Series is typically over-weighted in those sectors deemed to be attractive given their potential for above average earnings growth.


   After selection of the American Value Series' target industries, specific company investments are selected. In this process, the Investment Manager seeks to identify companies whose prospects are deemed attractive on the basis of an evaluation of valuation screens and prospective company fundamentals.


   The Investment Manager seeks to identify what stage of the business cycle the economy is in and which industry groups have historically outperformed the overall market during that stage of the cycle, i.e., typically, groups that tend to have the highest relative earnings growth at that point in the cycle. The Investment Manager also analyzes secular trends such as demographics, international trade, etc., that could cause the current cycle to differ from prior cycles and attempts to weight the portfolio appropriately, given those factors.

   Following selection of the American Value Series' specific investments, the Investment Manager will attempt to allocate the assets of the American Value Series so as to reduce the volatility of its portfolio. In doing so, the American Value Series may hold a portion of its portfolio in fixed-income securities in an effort to moderate extremes of price fluctuations. The American Value Series may invest up to 35% of its total assets in common stocks of non-U.S. companies, including American Depository Receipts (which are custody receipts with respect to foreign securities) (see "Foreign Securities" under "General Portfolio Techniques" below), in companies in industries which have not been determined to be attractively valued or moderately attractively valued by the Investment Manager, and in convertible debt securities and warrants, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and investment grade corporate debt securities when, in the opinion of the Invest-ment Manager, the projected total return on such securities is equal to or greater than the expected total return on common stocks, or when such holdings might be expected to reduce the volatility of the portfolio, and in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of shares of the American Value Series or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. Greater than 35% of the American Value Series' total assets may be invested in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions. The term investment grade consists of fixed-income securities rated Baa or higher by Moody's Investors Service Inc. or BBB or higher by Standard and Poor's Corporation, or, if not rated, determined to be of comparable quality by the Investment Manager.

   Because prices of stocks fluctuate from day to day, the value of an investment in the American Value Series will vary based upon the Series' investment performance. The American Value Series is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment in the securities of large, medium and small-capitalization companies. Emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that investing in small and medium-capitalization companies involves greater risk than is customarily associated with investing in more established companies.

   Under normal circumstances, at least 65% of the American Value Series' total assets will be invested in common stocks of U.S. companies in industries which, at the time of purchase, were determined to be attractively valued or moderately attractively valued given their above average relative earnings growth potential.

   The American Value Series may enter into repurchase agreements, invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, engage in futures contracts and options transactions, purchase securities which are issued in private placements or are otherwise not readily marketable, and purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.


   The foregoing limitations apply at the time of acquisition based on the last determined market value of the American Value Series' assets, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets will not require elimination of any security from the portfolio.

CAPITAL GROWTH SERIES
---------------------
   The investment objective of the Capital Growth Series is long-term capital growth. There is no assurance that the objective will be achieved. The investment objective may not be changed without the approval of the majority of the shareholders of the Capital Growth Series. The following policies may be changed by the Trustees without approval by the shareholders of the Capital Growth Series.


   The Capital Growth Series seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks. As part of its management of the Capital Growth Series, the Investment Manager utilizes a screening process designed to find companies which have demonstrated a history of consistent growth in earnings and revenues for the past several years. Additionally, several companies will have solid future earnings growth characteristics and attractive valuations. Companies meeting these requirements will be potential candidates for investment within the Capital Growth portfolio. Subject to the Capital Growth Series' investment objective, the Investment Manager, without notice, may modify the foregoing screening process and/or may utilize additional or different screening processes in connection with the investment of the Series' assets. Dividend income will not be a consideration in the selection of stocks for purchase.

   Although the Capital Growth Series invests primarily in common stocks, the Series may invest up to 35% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in this Prospectus), in any combination of the following: (a) U.S. Government securities (securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) and investment grade fixed-income securities; (b) convertible securities; (c) money market instruments; (d) options on equity and debt securities; and (e) futures contracts and related options thereon, as described below. The Capital Growth Series may also purchase unit offerings (where corporate debt securities are offered as a unit with convertible securities, preferred or common stocks, warrants, or any combination thereof). U.S. Government securities in which the Capital Growth Series may invest include zero coupon securities. Convertible securities in which the Capital Growth Series may invest include bonds, debentures, corporate notes, preferred stock and other securities. The Capital Growth Series may also purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis, and may purchase securities on a "when, as and if issued" basis.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Capital Growth Series' securities holdings. During such periods, the Series may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments. Money market instruments in which the Capital Growth Series may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); obligations of banks (such as certificates of deposit and banker's acceptances) subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

DIVIDEND GROWTH SERIES
----------------------
   The investment objective of the Dividend Growth Series is to provide reasonable current income and long-term growth of income and capital. There is no assurance that the objective will be achieved. The investment objective may not be changed without the approval of the shareholders of the Dividend Growth Series.


   The Dividend Growth Series seeks to achieve its investment objective primarily by investing at least 65% of its total assets in common stock of companies with a record of paying dividends and the potential for increasing dividends. The net asset value of the Dividend Growth Series' shares will fluctuate with changes in market values of portfolio securities. The Dividend Growth Series will attempt to avoid investing in securities with speculative characteristics.


   The following investment policies may be changed without the approval of the Dividend Growth Series' shareholders:

     (1) Up to 35% of the value of the Dividend Growth Series' total assets may be invested in: (a) convertible debt securities, convertible pre ferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), investment grade corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received); or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of Dividend Growth Series' shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions.

     (2) Notwithstanding any of the foregoing limitations, the Dividend Growth Series may invest more than 35% in money market in struments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

   The foregoing limitations will apply at the time of acquisition based on the last determined value of the Dividend Growth Series' assets. Any subsequent change in any applicable percentage resulting from fluctuations in value or other changes in total assets will not require elimination of any security from the portfolio. The Dividend Growth Series may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis.

STRATEGIST SERIES
-----------------
   The investment objective of the Strategist Series is to maximize the total return on its investments. This is a fundamental policy and cannot be changed without the approval of the Strategist Series' shareholders. In seeking to achieve its objective, the Series will actively allocate assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Total return consists of current income (including dividends, interest and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses). There can be no assurance that the investment objective of the Strategist Series will be achieved.


   The achievement of the Strategist Series' investment objective depends upon the ability of the Investment Manager to correctly assess the effects of economic and market trends on different sectors of the market. The Investment Manager believes that superior investment returns at lower risk are achievable by actively allocating resources to the equity, debt and money market sectors of the market as opposed to relying solely on just one market. At times, the equity market may hold a higher potential return than the debt market and would warrant a higher asset allocation. The reverse would be true when the bond market's potential return is higher. Investments in the money market sector can be used to soften market declines when both bonds and equities are fully priced. Conserving capital during declining markets can contribute to maximizing total return over a longer period of time. In addition, the securities of companies within various economic sectors may at times offer higher returns than other sectors and can thus contribute to superior returns. Finally, the Investment Manager believes that superior stock selection can also contribute to superior total return.


   To facilitate reallocation of the Strategist Series' assets in accordance with the Investment Manager's views as to shifts in the marketplace, the Investment Manager will employ transactions in futures contracts and options thereon. For example, if the Investment Manager believes that a ten percent increase in that portion of the Strategist Series' assets invested in fixed income securities and a concomitant decrease in that portion of the Strategist Series' assets invested in equity securities is timely, the Strategist Series might purchase interest rate futures, such as Treasury bond futures, and sell stock index futures, such as the Standard & Poor's 500 Stock Index futures, in equivalent amounts. The utilization of futures transactions, rather than the purchase and sale of equity and fixed-income securities, increases the speed and efficacy of the Strategist Series' asset reallocations.

   Within the equity sector, the Investment Manager will actively allocate funds to those economic sectors expected to benefit from major trends and to individual stocks which are deemed to have superior investment potential. The Strategist Series may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American and other stock exchanges and in the over-the-counter market. In addition, the Strategist Series may purchase and sell warrants and purchase and write listed and over-the-counter options on individual stocks and stock indexes to hedge against adverse price movements in its equity portfolio and to increase its total return through the receipt of premium income. The Strategist Series may also purchase and sell stock index futures and options thereon to hedge against adverse price movements in its equity portfolio and to facilitate asset reallocations into and out of the equity area.

   Within the fixed-income sector of the market, the Investment Manager will seek to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Fixed-income securities in which the Strategist Series may invest may have maturities ranging from one year to greater than five years and may include debt securities, including U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and corporate securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (a description of corporate bond ratings is contained in the Appendix to the Statement of Additional Infor-mation). While bonds rated Baa by Moody's or BBB by S&P are considered investment grade, they have speculative characteristics as well. U.S. Government securities which may be purchased include zero coupon securities. In addition, the Strategist Series may purchase and write listed and over-the-counter options on fixed-income securities to hedge against adverse price movements in its fixed-income portfolio and to increase its total return through the receipt of premium income. The Strategist Series may also purchase and sell interest rate futures and options thereon to hedge against adverse price movements in its fixed-income portfolio and to facilitate asset reallocations into and out of the fixed-income area.


   Within the money market sector of the market, the Investment Manager will seek to maximize returns by seeking out those short-term instruments with the highest yields. The money market portion of the Strategist Series will contain short-term (maturities of up to one year) fixed-income securities, issued by private and governmental institutions. Such securities may include:
U.S. Government securities; bank obligations (such as certificates of deposit and banker's acceptances); Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. To the extent the Strategist Series purchases Eurodollar certificates of deposit issued by foreign branches of domestic banks, consideration will be given to any risks attendant to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, and future international political and economic developments which might adversely affect the payment of principal or interest.

   Non-Diversified Status. The Strategist Series is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Act. As a non-diversified investment company, the Strategist Series may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Strategist Series has qualified and expects to continue to qualify as a regulated investment company under the federal income tax laws and, as such, is subject to the applicable diversification requirements of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company under the Code, the Strategist Series may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.


UTILITIES SERIES
----------------
   The investment objective of the Utilities Series is to provide current income and long-term growth of income and capital. There can be no assurance that the investment objective will be achieved. This objective is fundamental and may not be changed without shareholder approval. The investment policies discussed below may be changed without shareholder approval.

   The Utilities Series seeks to achieve its invest ment objective by investing in equity and fixed-income securities of companies engaged in the public utilities industry. The term "public utilities industry" consists of companies engaged in the manufacture, production, generation, transmission, sale and distribution of gas and electric energy, as well as companies engaged in the communications field, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, but excluding public broadcasting companies. For purposes of the Utilities Series, a company will be considered to be in the public utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, are derived from the public utilities industry. Under ordinary circumstances, at least 65% of the Utilities Series' total assets will be invested in securities of companies in the public utilities industry.

   The Investment Manager believes the Utilities Series' investment policies are suited to benefit from certain characteristics and historical performance of the securities of public utility companies. Many of these companies have historically set a pattern of paying regular dividends and increasing their common stock dividends over time, and the average common stock dividend yield of utilities historically has substantially exceeded that of industrial stocks. The Investment Manager believes that these factors may not only provide current income but also generally tend to moderate risk and thus may enhance the opportunity for appreciation of securities owned by the Utilities Series, although the potential for capital appreciation has historically been lower for many utility stocks compared with most industrial stocks. There can be no assurance that the historical investment performance of the public utilities industry will be indicative of future events and performance.

   The Utilities Series invests in both equity securities (common stocks and securities convertible into common stock) and fixed-income securities (bonds and preferred stock) in the public utilities industry. The Utilities Series will shift its asset allocation without restriction between types of utilities and between equity and fixed-income securities based upon the Investment Manager's determination of how to achieve the Utilities Series' investment objective in light of prevailing market, economic and financial conditions.

   Criteria utilized by the Investment Manager in the selection of equity securities include the following screens: earnings and dividend growth; book value; dividend discount; and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. The Investment Manager may also utilize computer-based equity selection models. In keeping with the Utilities Series' objective, if in the opinion of the Investment Manager favorable conditions for capital growth of equity securities are not prevalent at a particular time, the Utilities Series may allocate its assets predominantly or exclusively in debt securities with the aim of obtaining current income as well as preserving capital and thus benefiting long term growth of capital.

   The Utilities Series may purchase equity securities sold on the New York, American and other stock exchanges and in the over-the-counter market. Fixed-income securities in which the Utilities Series may invest are debt securities and preferred stocks, which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees. The Utilities Series may also purchase equity and fixed-income securities issued by foreign issuers (including American Depository Receipts, European Depositary Receipts or other similar securities convertible into securities of foreign issuers). Under normal circumstances the average weighted maturity of the fixed-income securities held by the Utilities Series is expected to be in excess of seven years. A description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information.

   Investments in fixed-income securities rated either BBB by S&P or Baa by Moody's (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a fixed-income security held by the Utilities Series is rated BBB or Baa and is subsequently downgraded by a rating agency, the Utilities Series will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Utilities Series. In the event that such downgraded securities constitute 5% or more of the Series' total assets, the Investment Manager will immediately sell securities sufficient to reduce the total to below 5%.

   While the Utilities Series will invest primarily in the securities of public utility companies, under ordinary circumstances it may invest up to 35% of its total assets in U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), money market instruments, repurchase agreements, and options and futures, as described below. U.S. Government securities in which the Utilities Series may invest include zero coupon securities.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Utilities Series' securities holdings. During such periods, the Utilities Series may adopt a temporary "defensive" posture in which greater than 35% of its net assets are invested in cash or money market instruments. Money market instruments in which the Utilities Series may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations (such as certificates of deposit and bankers' acceptances); Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

   Electric Utilities Industry. Under normal circumstances, the Utilities Series will invest at least 25% of its total assets in debt and equity securities issued by companies in the electric utilities industry. For temporary defensive purposes, however, the Series may reduce its investments in the electric utilities industry to less than 25% of its total assets. The Utilities Series' policy of concentrating its investments in the electric utilities industry is fundamental and may not be changed without the approval of a majority of the Utilities Series' voting securities.


   The electric utilities industry as a whole has certain characteristics and risks particular to that industry. Unlike industrial companies, the rates which utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a utility company's earnings and dividends in times of decreasing costs, but conversely will tend to adversely affect earnings and dividends when costs are rising. In addition, the value of electric utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

   Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation, non-regulated competition, open access to transmission, and the effects of regulatory changes, such as linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

VALUE-ADDED MARKET SERIES
-------------------------
   The investment objective of the Value-Added Market Series is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. This is a fundamental policy and cannot be changed without the approval of the shareholders of the Value-Added Market Series. There can be no assurance that the Value-Added Market Series' investment objective will be achieved. The investment policies discussed below may be changed without shareholder approval.

   The Value-Added Market Series will seek to attain its investment objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). Standard & Poor's 500 is a trademark of Standard & Poor's Corporation ("S&P") and has been licensed for use by the Fund. The Value-Added Market Series is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Value-Added Market Series. The S&P Index consists of 500 common stocks selected by S&P, most of which are listed on the New York Stock Exchange. Inclusion of a stock in the S&P Index implies no opinion by S&P as to the quality of the stock as an investment. The S&P Index is determined, composed and calculated by S&P without regard to the Value-Added Market Series. S&P is neither a sponsor of, nor in any way affiliated with, the Value-Added Market Series, and S&P makes no representation or warranty, express or implied, on the advisability of investing in the Value-Added Market Series or as to the ability of the S&P Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. S&P has no connection with the Value-Added Market Series other than the licensing to the Investment Manager of the use of the S&P Index in connection with the Value-Added Market Series.

   The Value-Added Market Series invests in the stocks included in the S&P Index on an equally-weighted basis; that is, to the extent practicable and subject to the specific investment policies and restrictions described below, an equal portion of the Value-Added Market Series' assets is invested in each of the 500 securities in the S&P Index. This differs from the S&P Index and nearly all other major indexes, which generally are weighted on a market-capitalization basis. For example, the 50 largest capitalization issuers in the S&P Index represent approximately 45% of the S&P Index. However, in accordance with its investment policies, the Value-Added Market Series will strive to maintain each stockholding equally, so that, subject to the specific investment policies and investment restrictions described below, approximately 0.20 of 1% of the Value-Added Market Series' total invested assets will be invested in each of the 500 companies included in the S&P Index. The equal weighting technique is based on the Investment Manager's statistical analysis that most portfolio performance is usually generated by only one-quarter to one-third of the portfolio. Since there is no certainty that any specific company or industry selection, even within a broad-based index such as the S&P Index, will achieve superior performance, the Investment Manager believes equal-weighting may benefit the Value-Added Market Series in seeking to attain its investment objective.

   The holdings of the Value-Added Market Series will be adjusted by the Investment Manager not less than quarterly to reflect changes in the Value-Added Market Series' asset levels and in the relative values of the common stocks held by the Value-Added Market Series so that following each adjustment the value of the Value-Added Market Series' investment in each security will be equal to the extent practicable. In addition, whenever a company is eliminated from or added to the S&P Index, the Value-Added Market Series will sell or purchase the stock of such company, as the case may be, as soon as practicable. Accordingly, securities may be purchased and sold by the Value-Added Market Series when such purchases and sales would not be made under traditional investment criteria.

   In addition, while the Investment Manager will not actively manage the portfolio other than to follow the guidelines set forth above for following an equally-weighted S&P Index, it may eliminate one or more securities (or elect not to increase the Value-Added Market Series' position in such securities), notwithstanding the continued listing of such securities in the S&P Index, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) an unexpected adverse development with respect to a company, such as bankruptcy or insolvency; (c) in the view of the Investment Manager, there is a high degree of risk with respect to a company that bankruptcy or insolvency will occur; or (d) in the view of the Investment Manager, based on its consideration of the price of a company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Value-Added Market Series, retaining shares of a company or making any additional purchases would be inadvisable because of liquidity risks. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and will return such company's shares to the Value-Added Market Series' holdings, or recommence purchases, when and if those conditions cease to exist.

   The Value-Added Market Series may purchase futures contracts on stock indexes at a time when it is not fully invested on account of additional cash invested in the Series or income received by the Series. Purchase of a futures contract in those circumstances serves as a temporary substitute for the purchase of individual stocks which may then be purchased in orderly fashion.

   A portion of the Value-Added Market Series' assets, not exceeding 25% of its total assets, may be invested temporarily in money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of shares of the Value-Added Market Series; (b) pending settlement of purchases of portfolio securities; or (c) to maintain liquidity for the purposes of meeting anticipated redemptions. The money market instruments in which the Value-Added Market Series may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more; bankers' acceptances; time deposits; U.S. Government and U.S. Government agency securities; or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Fund's Trustees, and which mature within one year from the date of purchase.

GLOBAL EQUITY SERIES
--------------------
   The investment objective of the Global Equity Series is to seek to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income. There can be no assurance that the Global Equity Series will achieve its objective. The investment objective is a fundamental policy and cannot be changed without the approval of the shareholders of the Global Equity Series. The investment policies discussed below may be changed without shareholder approval.


   The Global Equity Series will invest at least 65% of its total assets in equity securities issued by issuers located in various countries around the world. The Series' investment portfolio will, thereby, be invested in at least three separate countries.

   The Global Equity Series will seek to achieve such objective through investments in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations. There is no limitation on the percent or amount of the Global Equity Series' assets which may be invested for growth or income.

   The Global Equity Series will maintain a flexible investment policy and, based on a worldwide investment strategy, will invest in a diversified portfolio of securities of companies and governments located throughout the world. Such securities will generally be those with a record of paying dividends and the potential for increasing dividends. The percentage of the Global Equity Series' assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Investment Manager.

   Notwithstanding the Global Equity Series' investment objective of seeking total return, the Global Equity Series may, for defensive purposes, without limitation, invest in: obligations of the United States Government, its agencies or instrumentalities; cash and cash equivalents in major currencies; repurchase agreements; money market instruments; and commercial paper.

   The Global Equity Series may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

   The Global Equity Series may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis.

GENERAL INVESTMENT TECHNIQUES
-----------------------------

   Repurchase Agreements. Each Series of the Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Series, and which typically involve the acquisition by a Series of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Series will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.


   Reverse Repurchase Agreements. The Liquid Asset, U.S. Government Money Market and Intermediate Income Securities Series may also use reverse repurchase agreements as part of their investment strategy. Reverse repurchase agreements involve sales by the Series of assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. Such transactions are only advantageous if the interest cost to the Series of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Opportunities to achieve this advantage may not always be available, and the Series intend to use the reverse repurchase technique only when it will be to their advantage to do so. Reverse repurchase agreements are considered borrowings by the Series and for purposes other than meeting redemptions may not exceed 5% of the Series' total assets.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, each Series of the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While a Series will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, a Series may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. A Series will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other high grade portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of a Series' assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of a Series' net asset value.


   When, As and If Issued Securities. Each Series (other than the U.S. Government Money Market Series) may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio until the Investment Manager determines that the issuance of the security is probable, whereupon the accounting treatment for such commitment will be the same as for a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, described above and in the Statement of Additional Information. An increase in the percentage of a Series' assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.


   Zero Coupon Securities. A portion of the fixed-income securities purchased by each Series may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent a Series invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as a Series) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Series receives no interest payments in cash on the security during the year.


   Warrants. Each Series (other than the Liquid Asset Series, the U.S. Government Money Market Series and the U.S. Government Securities Series) may acquire warrants attached to other securities and, in addition, each of the Dividend Growth Series, the American Value Series, Strategist Series, Utilities Series and Global Equity Series may invest up to 5% of the value of its total assets in warrants not attached to other securities, including up to 2% of such assets in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them. If warrants remain unexercised at the end of the exercise period, they will lapse and the Series' investment in them will be lost. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


   Private Placements. The Liquid Asset, Intermediate Income Securities, American Value, Capital Growth, Dividend Growth, Strategist, Utilities, Value-Added Market and Global Equity Series may invest up to 15% (10% with respect to the Liquid Asset Series) of their net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act or which are otherwise not readily marketable ("illiquid securities"). These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Series from disposing of them promptly at reasonable prices. The Series may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The above policy on purchase of illiquid securities may be changed by the Fund's Trustees.

   Rule 144A under the Securities Act permits the Series to sell restricted securities to qualified institutional buyers without limitation. The Trustees of the Fund have adopted procedures for the Investment Manager to utilize in determining the liquidity of securities which may be sold pursuant to Rule 144A. In addition, the Trustees have determined that, where such securities are determined to be liquid under these procedures, investment in such securities by the Series shall not be subject to the limitation on investments in illiquid securities referred to above. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity to the extent a Series, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   Investments in Securities Rated Baa by Moody's or BBB by S&P. The Intermediate Income Securities Series, American Value Series, Capital Growth Series, Dividend Growth Series, Strategist Series and Utilities Series may invest a portion of their assets in fixed-income securities rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"). Investments in fixed-income securities rated either Baa by Moody's or BBB by S&P (the lowest credit ratings designated "investment grade") may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a bond held by a Series is downgraded by a rating agency to a rating of below Baa or BBB, the Series will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Series.

   Convertible Securities. The American Value Series, Capital Growth Series, Dividend Growth Series, Strategist Series, Utilities Series and Global Equity Series may invest a portion of their assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   Because of the special nature of certain of the Series' permitted investments in lower rated convertible securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a lower rated convertible security owned by a Series defaults, such Series may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Series.

   Real Estate Investment Trusts. Each Series, except the Liquid Asset Series, U.S. Government Money Market Series, U.S. Government Securities Series and Intermediate Income Securities Series may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Series to invest in the real estate industry (the Series are prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Series would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Series would continue to pay its own investment management fees and other expenses, as a result of which the Series and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940, as amended.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Series of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Series (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

   Foreign Securities. The Global Equity Series will invest extensively in foreign securities. In addition, the American Value, Capital Growth, Strategist, Utilities and Intermediate Income Securities Series may, to a considerably lesser extent, invest in foreign securities.


   Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of a Series' investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Series' assets denominated in that currency and thereby impact upon the Series' total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of a Series will be conducted on a spot basis or, in the case of the Global Equity Series, through forward contracts or futures contracts (described below under "Options and Futures Transactions"). The Series will incur certain costs in connection with these currency transactions.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.


   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of a Series' trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to a Series due to subsequent declines in value of such securities and the inability of the Series to make intended security purchases due to settlement problems could result in a failure of the Series to make potentially advantageous investments. To the extent a Series purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, and future international political and economic developments which might adversely affect the payment of principal or interest.


   Mortgage-Backed Securities. The U.S. Government Securities Series may invest in mortgage-backed securities. Mortgage-backed securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Series purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Series purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity.

   Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates, mortgage-backed securities may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments. As discussed above under "GNMA Certificates," the assumed average life of mortgages backing the majority of GNMA Certificates is twelve years. This average life is likely to be substantially shorter than the original maturity of the mortgage pools underlying the certificates, as a pool's duration may be shortened by unscheduled or early payments of principal on the underlying mortgages. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool.

   Although the extent of prepayments or a pool of mortgage loans depends on various factors, including the prevailing level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. If the Series has purchased securities backed by pools containing mortgages whose yields exceed the prevailing interest rate any premium paid for such securities may be lost. As a result, the net asset value of shares of the U.S. Government Securities Series and the Series' ability to achieve its investment objective may be adversely affected by mortgage prepayments. Amounts available for reinvestment by the Series are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

   There are certain risks associated specifically with CMOs. A number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.




   Forward Foreign Currency Exchange Contracts. The American Value, Capital Growth, Strategist, Utilities and Global Equity Series may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio securities. In addition, the Global Equity Series may enter into forward contracts in connection with its foreign securities investments under various other circumstances.


   A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Series may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.


   When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Series is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

   Other circumstances under which the Global Equity Series may enter into forward contracts are as follows. At times, when, for example, the Global Equity Series' Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Global Equity Series may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Series' securities holdings (or securities which the Series has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Series may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.


   In addition, when the Global Equity Series' Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Series may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Series may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.


   Lastly, the Global Equity Series is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

   In all of the above circumstances, if the currency in which the Series' securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Series will have realized fewer gains than had the Series not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Series are not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager.


   The Global Equity Series generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Global Equity Series enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Series may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Series is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Global Equity Series may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code's requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").


OPTIONS AND FUTURES TRANSACTIONS

   As noted above, each of the American Value, Capital Growth, Strategist, Utilities, Global Equity and Intermediate Income Securities Series may write covered call options and covered put options on eligible portfolio securities and on stock and bond indexes and purchase options of the same or similar series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on securities which it holds (or has the right to acquire) in its portfolio and engaging in transactions involving interest rate futures contracts and index futures contracts and options on such contracts. The Value-Added Market

Series may purchase stock index futures as a temporary substitute for the purchase of individual stocks. The Global Equity Series may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engaging in transactions involving currency futures contracts and options on such contracts.

   Call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Series the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Series the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

   Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Series. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Series and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or currency underlying an option it has written, in accordance with the terms of that option, the Series would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Series will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

   Covered Call Writing. Series are permitted to write covered call options on portfolio securities, without limit, in order to aid them in achieving their investment objectives. In the case of the Global Equity Series, such options may be denominated in either U.S. dollars or foreign currencies and may be on the U.S. dollar and foreign currencies. As a writer of a call option, the Series has the obligation, upon notice of exercise of the option, to deliver the security (or amount of currency) underlying the option prior to the expiration date of the option (certain listed and OTC put options written by a Series will be exercisable by the purchaser only on a specific date).

   Covered Put Writing. As a writer of covered put options, a Series incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Series will be exercisable by the purchaser only on a specific date). Series will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Series' management wishes to purchase the security underlying the option at a price lower than its current market price, in which case the Series will write the covered put at an exercise price reflecting the lower purchase price sought. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of a Series' net assets.

   Purchasing Call and Put Options. Series may purchase listed and OTC call and put options in amounts equalling up to 10% of their total assets. These Series may purchase call options either to close out a covered call position or to protect against an increase in the price of a security a Series anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security the Global Equity Series anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Series may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. Similarly, the Global Equity Series may purchase put options on currencies in which securities it holds are denominated only to protect itself against a decline in value of such currency vis-a-vis the currency in which the exercise price is denominated. The Series may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the ability of these Series to purchase call and put options.

   Stock Index Options. Series may invest in options on stock indexes, which are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

   Futures Contracts. The Intermediate Income Securities, American Value, Capital Growth, Strategist, Utilities, Value-Added Market and Global Equity Series may purchase and sell interest rate futures contracts that are currently traded, or may in the future be traded, on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates and stock and bond index futures contracts that are traded on U.S. commodity exchanges on such indexes as the Moody's Investment-Grade Corporate Bond Index, the Standard & Poor's 500 Index and the New York Stock Exchange Composite Index. The Global Equity Series may also purchase and sell futures contracts that are currently traded, or may in the future be traded, on foreign commodity exchanges on such underlying securities as common stocks or any foreign government fixed-income security, on various currencies ("currency futures") and on various indexes of foreign equity and fixed-income securities as may exist or come into being. As a futures contract purchaser, a Series incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, a Series incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   Series will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging their fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates or, in the case of the Strategist and Utilities Series to alter the Series' asset allocations. Series will, generally, purchase or sell stock index futures contracts for the purpose of hedging their equity portfolio (or anticipated portfolio) securities against changes in their prices. The Value-Added Market Series will purchase stock index futures as a temporary substitute for the purchase or sale of individual stocks, which may then be purchased or sold in an orderly fashion. The Global Equity Series will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. When, for example, either the Strategist or Utilities Series wishes to increase its allocation in fixed-income securities, it may purchase a futures contract on a bond index or on a U.S. Treasury bond, or a call option on such futures contract, thereby increasing its exposure to the fixed-income sector.

   Options on Futures Contracts. The Intermediate Income Securities, American Value, Capital Growth, Strategist, Utilities and Global Equity Series may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Series will only purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.


   Risks of Options and Futures Transactions. A Series may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which a Series may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification of each Series as a regulated investment company and the Fund's intention to qualify each Series as such. See "Dividends, Distributions and Taxes."


   Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that a Series' management could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if a Series sold interest rate futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Series would lose money on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the portfolio securities (and, in the case of the Global Equity Series, the securities' denominated currencies). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.


   The Global Equity Series, by entering into transactions in foreign futures and options markets, will incur risks similar to those discussed above under "Foreign Securities."


   New options and futures contracts and other financial products and various combinations thereof continue to be developed. The Series may invest in any such options, futures and other products as may be developed to the extent consistent with their investment objectives and applicable regulatory requirements, and will make any and all pertinent disclosures relating to such investments in its Prospectus and/or Statement of Additional Information. Except as otherwise noted above, and as set forth in other investment policies and investment restrictions, there are no limitations on any Series' ability to invest in options, futures or options on futures.


PORTFOLIO TRADING


   Although each Series does not intend to engage in short-term trading of portfolio securities as a means of achieving the investment objectives of the respective Series, each Series may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the opinion of the Investment Manager strengthen the Series' position and contribute to its investment objectives. In determining which securities to purchase for the Series or hold in a Series, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.


   Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

   Brokerage commissions are not normally charged on the purchase or sale of money market instruments and U.S. Government obligations, or on currency conversions, but such transactions will involve costs in the form of spreads between bid and asked prices. Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Investment Manager. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

   The Liquid Asset and U.S. Government Money Market Series are expected to have high portfolio turnovers due to the short-term maturities of secu-rities purchased, but this should not affect income or net asset value as brokerage commissions are not normally charged on the purchase or sale of money market instruments. It is not anticipated that the portfolio turnover rates of the Series will exceed the following percentages in any year: U.S. Government Securities Series, Capital Growth Series, Dividend Growth Series, Utilities Series, Value-Added Market Series and Global Equity Series: 100%; Intermediate Income Securities Series and Strategist Series: 200%; American Value Series: 400%. A portfolio turnover rate exceeding 100% in any one year is greater than that of many other investment companies. Each Series of the Fund will incur underwriting discount costs (on underwritten securities) and/or brokerage costs commensurate with its portfolio turnover rate. Short-term gains and losses may result from such portfolio transactions. See "Dividends, Distribution and Taxes" for a discussion of the tax implications of these trading policies.


   The expenses of the Global Equity Series relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States. Short-term gains and losses may result from portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Series' trading policies. A more extensive discussion of the Series' brokerage policies is set forth in the Statement of Additional Information.

PORTFOLIO MANAGEMENT


   The following individuals are primarily responsible for the day-to-day management of certain of the Series of the Fund: Rajesh K. Gupta, Senior Vice President of InterCapital, has been the primary portfolio manager of the U.S. Government Securities Series since its inception; Mr. Gupta has been managing portfolios comprised of U.S. Government and other securities at InterCapital for over five years. Rochelle G. Siegel, Senior Vice President of InterCapital, has been the primary portfolio manager of the Intermediate Income Securities Series since its inception; Ms. Siegel has been managing portfolios comprised of fixed-income securities at InterCapital for over five years. Anita H. Kolleeny, Senior Vice President of InterCapital, has been the primary portfolio manager of the American Value Series since its inception; Ms. Kolleeny has been managing portfolios comprised of equity and other securities at InterCapital for over five years. Paul D. Vance, Senior Vice President of InterCapital, has been the primary portfolio manager of the Dividend Growth Series since its inception; Mr. Vance has been managing portfolios comprised of equity and other securities at InterCapital for over five years. Peter Hermann, Vice President of InterCapital, has been the primary portfolio manager of the Capital Growth Series since April, 1996; prior to joining InterCapital in March, 1994, Mr. Hermann was a portfolio manager at The Bank of New York. Mark Bavoso, Senior Vice President of InterCapital, has been the primary portfolio manager of the Strategist Series since January, 1994 and of the Global Equity Series since August, 1995; Mr. Bavoso has been a portfolio manager at InterCapital for over five years. Edward F. Gaylor, Senior Vice President of InterCapital, has been the primary portfolio manager of the Utilities Series since its inception; Mr. Gaylor has been managing portfolios comprised of equity and other securities at InterCapital for over five years. Kenton J. Hinchliffe, Senior Vice President of InterCapital, has been the primary portfolio manager of the Value-Added Market Series since its inception; Mr. Hinchliffe has been managing portfolios comprised of equity and other securities at InterCapital for over five years.


INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions that have been adopted as fundamental policies of the Intermediate Income Securities, American Value, Capital Growth, Dividend Growth, Utilities, Value-Added Market and Global Equity Series. In addition, the Liquid Asset Series has adopted restrictions two and five as fundamental policies and the Strategist Series has adopted restrictions three, four and five as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed with respect to a Series without the vote of a majority of the outstanding voting securities of that Series, as defined in the Act.

   Each Series of the Fund may not:

     1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obliga-tions issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. (All of the Series of the Fund may, collectively, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.)

     3. With the exception of the Utilities Series, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

     4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

     5. Invest more than 15% (10% with respect to the Liquid Asset and U.S. Government Money Market Series) of its total assets in "illiquid Securities" (securities for which market quota tions are not readily available) and repurchase agreements which have a maturity of longer than seven days.


     Generally, OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, a Series is permitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Series may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula set forth in the option agreement may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Series for writing the option plus the amount, if any, of the option's intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


   The Liquid Asset Series has also adopted the following restrictions as fundamental policies:

     1. With respect to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government, or its agencies or in strumentalities, if, immediately after such purchase, more than 5% of the value of the Liquid Asset Series' total assets would be invested in securities of any one issuer. (However, as a non-fundamental policy, the Liquid Asset Series will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, the Liquid Asset Series may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for a period of not more than three business days and only if the securities have received the highest quality rating by at least two NRSROs.)

     2. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Liquid Asset Series' total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

   All percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Series.

DETERMINATION OF NET ASSET VALUE
-----------------------------------------------------------------------------

   The net asset value per share is calculated separately for each Series. In general, the net asset value per share is computed by taking the value of all the assets of the Series, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The Fund will compute the net asset value per share of each Series once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day the New York Stock Exchange is open for trading. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   The Liquid Asset and U.S. Government Money Market Series utilize the amortized cost method in valuing their portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00. However, there can be no assurance that the $1.00 net asset value will be maintained.


   In the calculation of the net asset value of the Series other than the Liquid Asset and U.S. Government Money Market Series: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued (if there were no sales that day, the security is valued at the closing bid price and in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date except for certain dividends from foreign securities which are accrued as soon as the Fund is informed of such dividends after the ex-dividend date.

   Certain of the portfolio securities of each Series may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


   Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Options are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

   Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Series' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Series' net asset value. If events materially affecting the value of such securities occur during such period, then those securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   Shares of the Fund are offered for sale to investors participating in various employee benefit plans and Individual Retirement Account ("IRA") rollover plans on a continuous basis, without a sales charge, at the net asset value per share of each Series. There is no minimum initial or subsequent purchase of shares of the Fund.

   Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of InterCapital, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   Initial and subsequent purchases may be made by contacting Dean Witter Trust Company at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or another Selected Broker-Dealer. The Fund and/or the Distributor reserve the right to permit purchases by non-employee benefit plan investors.


   All shares of the Fund, with the exception of shares of the Liquid Asset and U.S. Government Money Market Series, are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. The offering price of such shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value"). Shares of the U.S. Government Securities and Intermediate Income Securities Series which are purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date and shares of these Series purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of a purchase order. Shares of the U.S. Government Securities Series and the Intermediate Income Securities Series will be entitled to receive capital gains distributions if the order is received by the close of business on the date prior to the record date for such distribution. Investors in the American Value, Capital Growth, Dividend Growth, Strategist, Utilities, Value-Added Market and Global Equity Series of the Fund will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Since the Distributor forwards investors' funds on settlement date, it will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. The Fund and the Distributor reserve the right to reject any purchase orders.


   Sales personnel of a Selected Broker-Dealer are compensated for shares of the Fund sold by them by the Distributor or any of its affiliates and/or by a Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

   Liquid Asset and U.S. Government Money Market Series. The offering price of the shares of the Liquid Asset and U.S. Government Money Market Series will be at their net asset value next determined after receipt of a purchase order and acceptance by the Transfer Agent in proper form and accompanied by payment in Federal Funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank) available to the Fund for investment. Shares commence earning income on the day following the date of purchase. Share certificates will not be issued unless requested in writing by the shareholder.

   To initiate purchase by mail or wire, the investor should contact Dean Witter Trust Company, at P.O. Box 1040, Jersey City, NJ 07303. Purchases by wire must be preceded by a call to the Transfer Agent advising it of the purchase and must be wired to Dean Witter Retirement Series: (name of Series), The Bank of New York, for credit to the Account of Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey, Account No. 8900188413. Wire purchase instructions must include the name of the Fund and Series and the shareholder's account number. Purchases made by check are normally effective within two business days for checks drawn on Federal Reserve System member banks, and longer for most other checks. Wire purchases received by the Transfer Agent prior to 12 noon New York time are normally effective that day and wire purchases received after 12 noon New York time are normally effective the next business day. The Fund reserves the right to reject any purchase order.

   Orders for the purchase of Liquid Asset and U.S. Government Money Market Series shares placed by customers through the Distributor with payment in clearing house funds will be transmitted by the Distributor to the Fund with payment in Federal Funds on the business day following the day the order is placed by the customer with the Distributor. Investors desiring same day effectiveness should wire Federal Funds directly to the Transfer Agent.


   For further information concerning purchases of the Fund's shares, contact the Distributor or consult the Statement of Additional Information. The Fund and the Distributor reserve the right to reject any purchase orders.


PLAN OF DISTRIBUTION

   The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor and DWR whereby the Distributor and any of its affiliates are authorized to utilize their own resources to finance certain activities in connection with the distribution of the Fund's shares. Among the activities and services which may be provided by the Distributor under the Plan are: (1) compensation to, and expenses of, account executives and other employees of the Distributor and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and tele vision, radio, newspaper, magazine and other media advertisements.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the shareholders selected Series, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares, at the net asset value per share, each day on which the Series' shares are valued (for the Liquid Asset and U.S. Government Money Market Series) and in shares of the U.S. Government Securities and Intermediate Income Securities Series on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Shareholders of the Liquid Asset, U.S. Government Money Market, U.S. Government Securities and Intermediate Income Securities Series who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month. Dividends and distributions of the American Value, Capital Growth, Dividend Growth, Utilities, Strategist, Value-Added Market and Global Equity Series will be paid, at the net asset values per share of each Series, in shares of the Series (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid to the investor in cash rather than shares. To assure sufficient time to process the change, such request must be received by the Transfer Agent at least five business days prior to the payment date for which it commences to take effect. In case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other Selected Broker-Dealers through whom shares were purchased.

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders wishing to enroll in the Withdrawal Plan should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   Systematic Payroll Deduction Plan. There is also available to employers a Systematic Payroll Deduction Plan by which their employees may invest in shares of the Fund. For further information please contact the Transfer Agent or Distributor.

EXCHANGE PRIVILEGE

   An "Exchange Privilege," that is, the privilege of exchanging shares of one of the Fund's Series for another, is available to all shareholders. An exchange of shares into any Series other than the Liquid Asset and U.S. Government Money Market Series is effected on the basis of the next calculated net asset value per share of the respective Series after the exchange order is received. When exchanging into the Liquid Asset or U.S. Government Money Market Series, shares of the relevant Series are redeemed at their next calculated net asset value and exchanged for shares of the Liquid Asset or U.S. Government Money Market Series at their net asset value determined the following business day.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund may, in its discretion, limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances described in the Statement of Additional Information. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchanges of shares of the Fund pledged in their margin account.


   The current prospectus of the Fund describes investment objective(s) and policies, and shareholders should read the disclosure relating to the Series into which shares are to be exchanged carefully before investing. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss (shareholders holding shares in a qualified employee benefit plan may not realize a capital gain or loss). However, the ability to deduct capital losses on an exchange is limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of any Series for shares of any other Series pursuant to this Exchange Privilege by contacting their account executive
(no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).


   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with the Dean Witter Funds.


   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   The availability of various shareholder services described above is determined by the parameters of the investor's employee benefit plan.


REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemptions. Shares of the Fund may be redeemed for cash through the Transfer Agent (without redemption or other charge) on any day that the New York Stock Exchange is open (see "Determination of Net Asset Value"). Redemptions will be effected at the net asset value per share next determined after the receipt of a redemption request meeting the applicable requirements described below. In most instances, however, redemptions of shares will be governed by the parameters set forth in the investor's employee benefit plan.

   With respect to the redemption of shares of all Series of the Fund with the exception of the Liquid Asset and U.S. Government Money Market Series, each request for redemption, whether or not accompanied by a share certificate (see below), must be sent to the Transfer Agent, which will redeem the shares at their net asset value next computed (see "Determination of Net Asset Value") after it receives the request, and certificates, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent.

   Shares of the Liquid Asset and U.S. Government Money Market Series may be redeemed in the following manners:

1. BY CHECK

   The Transfer Agent will supply blank checks to any shareholder who has requested them. The shareholder may make checks payable to the order of anyone in any amount not less than $500 (checks written in amounts under $500 will not be honored by the Transfer Agent). Shareholders must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specifically specified otherwise on an investment application that all owners are required to sign checks. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check or enroll in the Systematic Withdrawal Plan.

   Shares will be redeemed at their net asset value next determined (see "Determination of Net Asset Value") after receipt by the Transfer Agent of a check which does not exceed the value of the account. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until fifteen days after receipt of the check used for investment by the Transfer Agent. The Transfer Agent will not honor a check in an amount exceeding the value of the account at the time the check is presented for payment. Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of its account so as to write a check for the redemption of the entire account.

2. BY TELEPHONE OR WIRE INSTRUCTIONS WITH
   PAYMENT TO PREDESIGNATED BANK ACCOUNT

   A shareholder may redeem shares by telephoning or sending wire instructions to the Transfer Agent. Payment will be made by the Transfer Agent to the shareholder's bank account at any commercial bank designated by the shareholder in an Investment Application, by wire if the amount is $1,000 or more and the shareholder so requests, and otherwise by mail. Normally, the Transfer Agent will transmit payment the next business day following receipt of a request for redemption in proper form. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by wire instructions.


   Redemption instructions must include the shareholder's name and account number and be called to the Transfer Agent at 800-869-NEWS (toll-free).


   The Fund will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone redemptions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make a telephone redemption and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written redemption request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone redemption procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Investment Manager.

3. BY MAIL

   A shareholder may redeem shares by sending a letter to Dean Witter Trust Company, P.O. Box 983, Jersey City, NJ 07303, requesting redemption and surrendering stock certificates if any have been issued.

   Redemption proceeds will be mailed to the shareholder at his or her registered address or mailed or wired to his or her predesignated bank account, as he or she may request. Proceeds of redemption may also be sent to some other person, as requested by the shareholder in accordance with the general redemption requirements listed below.

GENERAL REDEMPTION REQUIREMENTS

   Written requests for redemption must be signed by the registered shareholder(s). Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to anyone other than the registered shareholder(s) or sent to any address other than the shareholder's registered address or predesignated bank account, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). Additional documentation may be required where shares are held by a corporation, partnership, trust or other organization.

   If shares to be redeemed are represented by a share certificate, the request for redemption must be accompanied by the share certificate and a stock power signed by the registered shareholder(s) exactly as the account is registered. Such signatures must also be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). Additional documentation may be required where shares are held by a corporation, partnership, trust or other organization. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

   All requests for redemption should be sent to Dean Witter Trust Company, P.O. Box 983, Jersey City, NJ 07303.

   Generally, the Fund will attempt to make payment for all redemptions within one business day, and in no event later than seven days after receipt of such redemption request in proper form. However, if the shares being redeemed were purchased by check (including a certified or bank cashier's check), payment may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). In addition, the Fund may postpone redemptions at certain times when normal trading is not taking place on the New York Stock Exchange.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase, as agent for the Fund, shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received. The offer by the Distributor to repurchase shares from shareholders may be suspended by the Distributor at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Liquid Asset, U.S. Government Money Market, U.S. Government Securities and Intermediate Income Securities Series declare dividends of substantially all of their daily net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). The Liquid Asset and U.S. Government Money Market Series pay all dividends from net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. The amount of the dividend payable by each Series may fluctuate from day to day and may be omitted on some days if net realized losses on portfolio securities exceed its net investment income. The U.S. Government Securities and Intermediate Income Securities Series will pay all dividends from net investment income monthly and distribute all distributions from net realized short-term capital gains, if any, in excess of any net realized long-term losses, at least once per year. The Dividend Growth and Utilities Series will declare and pay all dividends from net investment income and (it is anticipated) net short-term capital gains, if any, quarterly. The American Value, Capital Growth, Strategist, Value-Added Market and Global Equity Series will pay all dividends from net investment income and net short-term capital gains, if any, annually. Any net long-term capital gains realized by any Series will be distributed at least once each year. However, any Series may determine to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash.


   Taxes. Because each Series of the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Series will be required to pay any federal income tax. Shareholders normally subject to federal income tax will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from each Series of the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder, who is normally subject to income tax as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Series would be eligible for the deduction if the Serie were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period generally must be met. No portion of the dividends payable by the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series and the Intermediate Income Securities Series will be eligible for the federal dividends received deduction for corporations.

   Gains or losses on a Series' transactions, if any, in listed options on non-equity securities, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Series engages in options and futures transactions, various tax regulations applicable to the Series may have the effect of causing the Series to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Series' realized net gains being available for distribution.

   One of the requirements for a Series to remain qualified as a regulated investment company is that less than 30% of its gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Series may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. A Series may also be restricted in its ability to engage in transactions involving futures contracts.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   At the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation. Moreover, shares of the Fund which are held in an employee benefit plan are subject to the distribution tax rules appropriate to that plan. With respect to all purchases, redemptions, repurchases, exchanges effected and distributions received on such shares of the Fund, shareholders should consult with their tax adviser.

   Dividends, interest and gains received by the Fund (primarily by the Global Equity Series) may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to deduct their pro rata portion of such taxes from their taxable income or claim United States foreign tax credits with respect to such taxes. In the absence of such an election, a Series would deduct foreign tax in computing the amount of its distributable income.

   A portion of the dividend distributions from the U.S. Government Securities and U.S. Government Money Market Series may be exempt from certain state's personal income taxes. The benefit of this tax-exemption may be lost if the shares of such Series are held in a qualified plan which is exempt from state income taxation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time, the Liquid Asset and U.S. Government Money Market Series may advertise their "yields" and "effective yields." The "yield" of the Liquid Asset and U.S. Government Money Market Series refers to the income generated by an investment in the Liquid Asset and U.S. Government Money Market Series over a given period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by an investment during that seven-day period is assumed to be generated each seven-day period within a 365-day period and is shown as a percentage of investment. The "effective yield" for a seven-day period is calculated similarly but, when annualized, the income earned by an investment in the Liquid Asset and U.S. Government Money Market Series is assumed to be reinvested each week within a 365-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

   From time to time the U.S. Government Securities and Intermediate Income Securities Series may quote their "yield" in advertisements and sales literature. The yield of a Series is computed by dividing the Series' net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Series' yield.


   Each Series of the Fund may also quote its "total return" in advertisements and sales literature. The "average annual total return" of a Series refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over a period of one or five years, as well as over the life of the Series. Average annual total return on five one reflects all income earned by a Series, any appreciation or depreciation of the Series' assets and all expenses incurred by the Series, for the stated period. It also assumes reinvestment of all dividends and distributions paid by the Series.

   In addition to the foregoing, a Series may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Series may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Series. A Series from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

   Both the yield and the total return of a Series are based on historical earnings and are not intended to indicate future performance.

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   The shares of beneficial interest of the Fund, with $0.01 par value, are divided into eleven separate Series, and the shares of each Series are equal as to earnings, assets and voting privileges with all other shares of that Series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Series, shareholders of a Series are entitled to share pro-rata in the net assets of that Series available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.


   The assets received by the Fund on the sale of shares of each Series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Series, and constitute the assets of such Series. The assets of each Series are required to be segregated on the Fund's books of account.

   Additional Series (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) may be offered in the future, but such additional offerings would not affect the interests of the current shareholders in the existing Series.

   On any matters affecting only one Series, only the shareholders of that Series are entitled to vote. On matters relating to all the Series but affecting the Series differently, separate votes by Series are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Series.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no investment company managed or advised by InterCapital ("Dean Witter Fund") is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.


   As of October 1, 1996, the following persons may be deemed to "control" the designated Series by virtue of ownership of over 25% of the outstanding shares of the Series: Mesa Unified School District #4, Workers Compensation Self Insurance Trust (U.S. Government Money Market Series); Cartwright Employee Insured Beneficiary Account (U.S. Government Money Market Series); SAP America VIP Plus 401(k) Plan dtd. 12/23/93 (American Value and Utilities Series); VVP America Inc. Retirement Plan (Global Equity Series); Pizzagalli Construction 401(k) Plan (Value-Added Market Series); Michael Conover and Wanda Caton, Executors of the Estate of Curtis Votaw (Intermediate Income Securities Series). This is primarily a consequence of the relative sizes of the particular Series and the fact that the shareholders of record are in most cases employee benefit plans which are comprised of multiple beneficial shareholders.

Dean Witter
Retirement Series
Two World Trade Center
New York, New York 10048


TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

                                                                   DEAN WITTER
                                                             RETIREMENT SERIES


STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 29, 1996
-----------------------------------------------------------------------------


   Dean Witter Retirement Series (the "Fund") is an open-end, no-load, management investment company which provides a selection of investment portfolios for institutional and individual investors participating in various employee benefit plans and Individual Retirement Account rollover plans. Each Series has its own investment objective and policies. Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. Dean Witter Distributors Inc., the Fund's Distributor (the "Distributor"), and any of its affiliates are authorized, pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, entered into by the Fund with the Distributor and Dean Witter Reynolds Inc., to make payments, out of their own resources, for expenses incurred in connection with the promotion of distribution of shares of the Fund.

   The LIQUID ASSET SERIES seeks high current income, preservation of capital and liquidity by investing in corporate and government money market instruments.

   The U.S. GOVERNMENT MONEY MARKET SERIES seeks security of principal, high current income and liquidity by investing primarily in money market instruments which are issued and/or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities.

   The U.S. GOVERNMENT SECURITIES SERIES seeks high current income consistent with safety of principal by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its instrumentalities.

   The INTERMEDIATE INCOME SECURITIES SERIES seeks high current income consistent with safety of principal by investing primarily in intermediate term, investment grade fixed-income securities.


   The AMERICAN VALUE SERIES seeks long-term growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time.


   The CAPITAL GROWTH SERIES seeks long-term capital growth by investing primarily in common stocks selected through utilization of a computerized screening process.

   The DIVIDEND GROWTH SERIES seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in the common stock of companies with a record of paying dividends and the potential for increasing dividends.

   The STRATEGIST SERIES seeks to maximize its total return by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments.

   The UTILITIES SERIES seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

   The VALUE-ADDED MARKET SERIES' investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. It seeks to achieve this objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.

   The GLOBAL EQUITY SERIES' investment objective is a high level of total return on its assets, primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective through investments in all types of common stocks and equivalents, preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.






   A Prospectus for the Fund dated November 27, 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below, from the Fund's Distributor, or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Retirement Series
Two World Trade Center
New York, New York 10048
(212) 392-2550 or (800) 869-NEWS

TABLE OF CONTENTS
-----------------------------------------------------------------------------


The Fund and its Management .........     3
Trustees and Officers ...............     6
Investment Practices and Policies  ..    13
Investment Restrictions .............    33
Portfolio Transactions and Brokerage     35
Determination of Net Asset Value  ...    37
Purchase of Fund Shares .............    39
Shareholder Services ................    41
Redemptions and Repurchases .........    43
Dividends, Distributions and Taxes  .    43
Performance Information .............    45
Description of Shares ...............    47
Custodian and Transfer Agent  .......    48
Independent Accountants .............    48
Reports to Shareholders .............    48
Legal Counsel .......................    49
Experts .............................    49
Registration Statement ..............    49
Principal Securities Holders  .......    49
Financial Statements -- July 31,
 1996 ...............................    87
Report of Independent Accountants  ..   106
Appendix ............................   107

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------


THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on May 14, 1992.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the portfolio of each Series of the Fund are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review of investments by the Fund's Board of Trustees. In addition, Trustees of the Fund provide guidance on economic factors and interest rate trends. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


   InterCapital is also the investment manager (or investment adviser) of the following investment companies:



 OPEN-END FUNDS
    1   Active Assets California Tax-Free Trust
    2   Active Assets Government Securities Trust
    3   Active Assets Money Trust
    4   Active Assets Tax-Free Trust
    5   Dean Witter American Value Fund
    6   Dean Witter Balanced Growth Fund
    7   Dean Witter Balanced Income Fund
    8   Dean Witter California Tax-Free Daily Income
         Trust
    9   Dean Witter California Tax-Free Income Fund
   10   Dean Witter Capital Appreciation Fund
   11   Dean Witter Capital Growth Securities
   12   Dean Witter Convertible Securities Trust
   13   Dean Witter Developing Growth Securities Trust
   14   Dean Witter Diversified Income Trust
   15   Dean Witter Dividend Growth Securities Inc.
   16   Dean Witter European Growth Fund Inc.
   17   Dean Witter Federal Securities Trust
   18   Dean Witter Global Asset Allocation Fund
   19   Dean Witter Global Dividend Growth Securities
   20   Dean Witter Global Short-Term Income Fund Inc.
   21   Dean Witter Global Utilities Fund
   22   Dean Witter Hawaii Municipal Trust
   23   Dean Witter Health Sciences Trust
   24   Dean Witter High Income Securities
   25   Dean Witter High Yield Securities Inc.
   26   Dean Witter Income Builder Fund
   27   Dean Witter Information Fund
   28   Dean Witter Intermediate Income Securities
   29   Dean Witter Intermediate Term U.S. Treasury
         Trust
   30   Dean Witter International SmallCap Fund
   31   Dean Witter Japan Fund
   32   Dean Witter Limited Term Municipal Trust
   33   Dean Witter Liquid Asset Fund Inc.
   34   Dean Witter Mid-Cap Growth Fund
   35   Dean Witter Multi-State Municipal Series Trust
   36   Dean Witter National Municipal Trust
   37   Dean Witter Natural Resource Development
         Securities Inc.
   38   Dean Witter New York Municipal Money Market Trust
   39   Dean Witter New York Tax-Free Income Fund
   40   Dean Witter Pacific Growth Fund Inc.
   41   Dean Witter Precious Metals and Minerals Trust
   42   Dean Witter Premier Income Trust
   43   Dean Witter Retirement Series
   44   Dean Witter Select Dimensions Investment Series





   45   Dean Witter Select Municipal Reinvestment Fund
   46   Dean Witter Short-Term Bond Fund
   47   Dean Witter Short-Term U.S. Treasury Trust
   48   Dean Witter Special Value Fund
   49   Dean Witter Strategist Fund
   50   Dean Witter Tax-Exempt Securities Trust
   51   Dean Witter Tax-Free Daily Income Trust
   52   Dean Witter U.S. Government Money Market Trust
   53   Dean Witter U.S. Government Securities Trust
   54   Dean Witter Utilities Fund
   55   Dean Witter Value-Added Market Series
   56   Dean Witter Variable Investment Series
   57   Dean Witter World Wide Income Trust
   58   Dean Witter World Wide Investment Trust

  CLOSED-END FUNDS
    1   High Income Advantage Trust
    2   High Income Advantage Trust II
    3   High Income Advantage Trust III
    4   InterCapital Income Securities Inc.
    5   Dean Witter Government Income Trust
    6   InterCapital Insured Municipal Bond Trust
    7   InterCapital Insured Municipal Trust
    8   InterCapital Insured Municipal Income Trust
    9   InterCapital California Insured Municipal
         Income Trust
   10   InterCapital Insured Municipal Securities
   11   InterCapital Insured California Municipal
         Securities
   12   InterCapital Quality Municipal Investment
         Trust
   13   InterCapital Quality Municipal Income Trust
   14   InterCapital Quality Municipal Securities
   15   InterCapital California Quality Municipal
         Securities
   16   InterCapital New York Quality Municipal
         Securities
   17   Municipal Income Trust
   18   Municipal Income Trust II
   19   Municipal Income Trust III
   20   Municipal Income Opportunities Trust
   21   Municipal Income Opportunities II
   22   Municipal Income Opportunities III
   23   Prime Income Trust
   24   Municipal Premium Income Trust


   The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.


   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser (the "TCW/DW Funds"):



 1 TCW/DW Core Equity Trust
 2 TCW/DW North American Government
    Income Trust
 3 TCW/DW Latin American Growth Fund
 4 TCW/DW Income and Growth Fund
 5 TCW/DW Small Cap Growth Fund
 6 TCW/DW Balanced Fund
 7 TCW/DW Mid-Cap Equity Trust
 8 TCW/DW Global Telecom Trust
 9 TCW/DW Strategic Income Trust
    Closed-End Funds
10 TCW/DW Term Trust 2000
11 TCW/DW Term Trust 2002
12 TCW/DW Term Trust 2003
13 TCW/DW Total Return Trust
14 TCW/DW Emerging Markets
    Opportunities Trust


   InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and
(iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.





   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.

   Expenses not expressly assumed by the Investment Manager under the Management Agreement (see below), or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors") (see "The Distributor"), will be paid by the Fund. Each Series pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Series. Expenses that are borne directly by a Series include, but are not limited to: charges and expenses of any registrar, custodian, share transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Series and its shares under federal and state securities laws; shareholder servicing costs; charges and expenses of any outside service used for pricing of the shares of the Series; interest on borrowings by the Series; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager) not including compensation or expenses of attorneys who are employees of the Investment Manager and independent accountants; and all other expenses attributable to a particular Series. Expenses which are allocated on the basis of size of the respective Series include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size of the respective Series. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Series or allocated on the basis of the size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying each of the following annual rates to the net assets of the respective Series of the Fund, each business day: 0.50% (Liquid Asset Series); 0.50% (U.S. Government Money Market Series); 0.65% (U.S. Government Securities Series); 0.65% (Intermediate Income Securities Series); 0.85% (American Value Series); 0.85% (Capital Growth Series); 0.75% (Dividend Growth Series); 0.85% (Strategist Series); 0.75% (Utilities Series); 0.50% (Value-Added Market Series); and 1.0% (Global Equity Series). The management fees for the American Value, Capital Growth, Dividend Growth, Strategist, Utilities and Global Equity Series are higher than those paid by most investment policies.

   The Investment Manager assumed all expenses (except for brokerage fees and a portion of organizational expenses) for each Series and waived the compensation provided for in the Agreement with respect to each Series during the fiscal years ended July 31, 1994 and 1995 and the period August 1, 1995 through December 31, 1995 and has assumed all such expenses (except for brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to any Series to the extent that such expenses and compensation exceeded 1.00% of the daily net assets of the Series for the period from January 1, 1996 through July 31, 1996. The Investment Manager has undertaken to continue to assume, until July 31, 1997, all such expenses and waive compensation with respect to any Series to the extent that such expenses and compensation exceed 1.00% of the daily net assets of the Series. The Fund's Investment Manager paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series), will be reimbursed by the Fund.

   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Agreement was initially approved by the Fund's Trustees on October 30, 1992 and, subsequently, by DWR as the then sole shareholder. The Agreement is substantively identical to a prior investment management agreement which was initially approved by the Fund's Trustees on July 29, 1992 and, subsequently, by DWR as the then sole shareholder. The Agreement took effect on June 30, 1993 upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).


   Under its terms, the Agreement had an initial term ending April 30, 1994 and will continue from year to year thereafter with respect to each Series, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of that Series, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 17, 1996, the Fund's Trustees, including all of the Independent Trustees, approved the continuance of the Agreement until April 30, 1997.


   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 82 Dean Witter Funds and the 14 TCW/DW Funds are shown below.



    NAME, AGE, POSITION WITH FUND AND ADDRESS             PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------------------------------  --------------------------------------------------------
 Michael Bozic (55)                                Chairman and Chief Executive Officer of Levitz Furniture
 Trustee                                           Corporation (since November, 1995); Director or Trustee of
 c/o Levitz Furniture Corporation                  the Dean Witter Funds; formerly President and Chief Executive
 6111 Broken Sound Parkway, N.W.                   Officer of Hills Department Stores (May, 1991-July, 1995);
 Boca Raton, Florida                               formerly variously Chairman, Chief Executive Officer,
                                                   President and Chief Operating Officer (1987-1991) of the Sears
                                                   Merchandise Group of Sears, Roebuck and Co.; Director of
                                                   Eaglemark Financial Services Inc., the United Negro College
                                                   Fund and Weirton Steel Corporation.

 Charles A. Fiumefreddo* (63)                      Chairman and Chief Executive Officer and Director of
 Chairman, President                               InterCapital, DWSC and Distributors; Executive Vice President
 Chief Executive Officer and Trustee               and Director of DWR; Chairman, Director or Trustee, President
 Two World Trade Center                            and Chief Executive Officer of the Dean Witter Funds; Chairman,
 New York, New York                                Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman
                                                   and Director of Dean Witter Trust Company ("DWTC"); Director
                                                   and/or officer of various DWDC subsidiaries.

                                6





    NAME, AGE, POSITION WITH FUND AND ADDRESS             PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------------------------------  --------------------------------------------------------
 Edwin J. Garn (64)                                Director or Trustee of the Dean Witter Funds; formerly United
 Trustee                                           States Senator (R-Utah) (1974-1992) and Chairman, Senate
 c/o Huntsman Chemical Corporation                 Banking Committee (1980-1986); formerly Mayor of Salt Lake
 500 Huntsman Way                                  City, Utah (1971-1974); formerly Astronaut, Space Shuttle
 Salt Lake City, Utah                              Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical
                                                   Corporation (since January, 1993); Director of Franklin Quest
                                                   (time management systems) and John Alden Financial Corp.; Member of the board of various civic and charitable organizations.

 John R. Haire (71)                                Chairman of the Audit Committee and Chairman of the Committee
 Trustee                                           of the Independent Directors or Trustees and Director or Trustee
 Two World Trade Center                            of the Dean Witter Funds; Chairman of the Audit Committee
 New York, New York                                and Chairman of the Committee of the Independent Trustees
                                                   and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive
                                                   Officer of Anchor Corporation, an Investment Adviser
                                                   (1964-1978); Director of Washington National Corporation
                                                   (insurance).

 Dr. Manuel H. Johnson (47)                        Senior Partner, Johnson Smick International, Inc., a consulting
 Trustee                                           firm; Koch Professor of International Economics and Director
 c/o Johnson Smick International, Inc.             of the Center for Global Market Studies at George Mason
 1133 Connecticut Avenue, N.W.                     University; Co-Chairman and a founder of the Group of Seven
 Washington, DC                                    Council (G7C), an international economic commission;
                                                   Director or Trustee of the Dean Witter Funds; Trustee of the
                                                   TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); formerly
                                                   Vice Chairman of the Board of Governors of the Federal Reserve
                                                   System (1986-1990) and Assistant Secretary
                                                   of the U.S. Treasury (1982-1988).

 Michael E. Nugent (60)                            General Partner, Triumph Capital, L.P., a private investment
 Trustee                                           partnership (since April, 1988); Director or Trustee of the
 c/o Triumph Capital, L.P.                         Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice
 237 Park Avenue                                   President, Bankers Trust Company and BT Capital Corporation
 New York, New York                                (1984-1988); Director of various business organizations.

 Philip J. Purcell* (53)                           Chairman of the Board of Directors and Chief Executive Officer
 Trustee                                           of DWDC, DWR and Novus Credit Services Inc.; Director of
 Two World Trade Center                            InterCapital, DWSC and Distributors; Director or Trustee of
 New York, New York                                the Dean Witter Funds; Director and/or officer of various
                                                   DWDC subsidiaries.

                                7





    NAME, AGE, POSITION WITH FUND AND ADDRESS             PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------------------------------  --------------------------------------------------------
 John L. Schroeder (66)                            Retired; Director or Trustee of the Dean Witter Funds; Trustee
 Trustee                                           of the TCW/DW Funds; Director of Citizens Utilities Company;
 c/o Gordon Altman Butowsky                        formerly Executive Vice President and Chief Investment Officer
 Weitzen Shalov & Wein                             of the Home Insurance Company (August, 1991-September, 1995)
 Counsel to the Independent Trustees               and Chairman and Chief Investment Officer of Axe-Houghton
 114 West 47th Street                              Management and the Axe-Houghton Funds (April, 1983-June, 1991).
 New York, New York

 Sheldon Curtis (64)                               Senior Vice President, Secretary and General Counsel of
 Vice President, Secretary and General Counsel     InterCapital and DWSC; Senior Vice President and Secretary
 Two World Trade Center                            of DWTC; Senior Vice President, Assistant Secretary and
 New York, New York                                Assistant General Counsel of Distributors; Assistant Secretary
                                                   of DWR and Vice President, Secretary and General Counsel of
                                                   the Dean Witter Funds and the TCW/DW Funds.

 Thomas F. Caloia (50)                             First Vice President (since May, 1991) and Assistant Treasurer
 Treasurer                                         of InterCapital and DWSC; Treasurer of the Dean Witter Funds
 Two World Trade Center                            and the TCW/DW Funds.
 New York, New York

 Mark Bavoso (35)                                  Senior Vice President of InterCapital (since June, 1993);
 Vice President                                    Vice President of various Dean Witter Funds; previously Vice
 Two World Trade Center                            President of InterCapital.
 New York, New York

 Patricia A. Cuddy (42)                            Vice President of InterCapital; Vice President of various
 Vice President                                    Dean Witter Funds.
 Two World Trade Center
 New York, New York

 Edward F. Gaylor (55)                             Senior Vice President of InterCapital; Vice President of various
 Vice President                                    Dean Witter Funds.
 Two World Trade Center
 New York, New York

 Rajesh K. Gupta (36)                              Senior Vice President of InterCapital (since May 1991); Vice
 Vice President                                    President of various Dean Witter Funds; previously Vice
 Two World Trade Center                            President of InterCapital.
 New York, New York

 Peter Hermann (36)                                Vice President of InterCapital; Vice President of various Dean
 Vice President                                    Witter Funds.
 Two World Trade Center
 New York, New York

 Jonathan R. Page (50)                             Senior Vice President of InterCapital; Vice President of various
 Vice President                                    Dean Witter Funds.
 Two World Trade Center
 New York, New York

 Paul D. Vance (60)                                Senior Vice President of InterCapital; Vice President of various
 Vice President                                    Dean Witter Funds.
 Two World Trade Center
 New York, New York

                                8





    NAME, AGE, POSITION WITH FUND AND ADDRESS             PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------------------------------  --------------------------------------------------------
 Anita H. Kolleeny (41)                            Senior Vice President of InterCapital; Vice President of various
 Vice President                                    Dean Witter Funds.
 Two World Trade Center
 New York, New York

 Paula LaCosta (45)                                Vice President of InterCapital; Vice President of various
 Vice President                                    Dean Witter Funds.
 Two World Trade Center
 New York, New York

 Rochelle G. Siegel (48)                           Senior Vice President of InterCapital; Vice President of various
 Vice President                                    Dean Witter Funds.
 Two World Trade Center
 New York, New York

 Kenton J. Hinchliffe (52)                         Senior Vice President of InterCapital; Vice President of various
 Vice President                                    Dean Witter Funds.
 Two World Trade Center
 New York, New York

 Alice S. Weiss (48)                               Vice President of InterCapital; Vice President of various
 Vice President                                    Dean Witter Funds.
 Two World Trade Center
 New York, New York

------------
[FN]

   * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

   In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, are Vice Presidents of the Fund, and Marilyn K. Cranney and Barry Fink, First Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Carsten Otto and Frank Bruttomesso, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 82 Dean Witter Funds, comprised of 122 portfolios. As of September 30, 1996, the Dean Witter Funds had total net assets of approximately $78 billion and more than five million shareholders.

   Six Trustees (75% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1995, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other Dean Witter Funds during the calendar year ended December 31, 1995, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table:

                        FUND COMPENSATION (ESTIMATED)



                                 AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND
---------------------------  ---------------
Michael Bozic ..............      $2,000
Edwin J. Garn ..............       2,000
John R. Haire ..............       3,950
Dr. Manuel H. Johnson  .....       2,000
Michael E. Nugent ..........       2,000
John L. Schroeder ..........       2,000

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1995 for services to the 79 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1995. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

             COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS


                                                                   FOR SERVICE AS
                                                                    CHAIRMAN OF        TOTAL
                               FOR SERVICE AS                      COMMITTEES OF    COMPENSATION
                                 DIRECTOR OR      FOR SERVICE AS    INDEPENDENT       PAID FOR
                                 TRUSTEE AND       TRUSTEE AND       DIRECTORS/    SERVICES TO 79
                              COMMITTEE MEMBER   COMMITTEE MEMBER   TRUSTEES AND    DEAN WITTER
                              OF 79 DEAN WITTER    OF 11 TCW/DW        AUDIT        FUNDS AND 11
NAME OF INDEPENDENT TRUSTEE         FUNDS             FUNDS          COMMITTEES     TCW/DW FUNDS
---------------------------  -----------------  ----------------  --------------  --------------
Michael Bozic ..............      $126,050              --               --           $126,050
Edwin J. Garn ..............       136,450              --               --            136,450
John R. Haire ..............        98,450           $82,038          $217,350(1)      397,838
Dr. Manuel H. Johnson  .....       136,450            82,038             --            218,488
Michael E. Nugent ..........       124,200            75,038             --            199,238
John L. Schroeder ..........       136,450            46,964             --            183,414


------------

   (1) For the 79 Dean Witter Funds in operation at December 31, 1995. As noted above, on July 1, 1996 Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds in addition to continuing to serve in such positions for the Dean Witter Funds.

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(2) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the
Fund) as of December 31, 1995, and the estimated retirement benefits for the Fund's Independent Trustees from the 57 Dean Witter Funds as of December 31, 1995.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS



                                                                               ESTIMATED
                                                                                 ANNUAL
                                                                 RETIREMENT     BENEFITS
                                 ESTIMATED                        BENEFITS        UPON
                               CREDITED YEARS     ESTIMATED      ACCRUED AS    RETIREMENT
                               OF SERVICE AT    PERCENTAGE OF   EXPENSES BY     FROM ALL
                                 RETIREMENT        ELIGIBLE     ALL ADOPTING    ADOPTING
NAME OF INDEPENDENT TRUSTEE     (MAXIMUM 10)     COMPENSATION      FUNDS        FUNDS(3)
---------------------------  ----------------  --------------  ------------  ------------
Michael Bozic ..............         10              50.0%        $ 26,359      $ 51,550
Edwin J. Garn ..............         10              50.0           41,901        51,550
John R. Haire ..............         10              50.0          261,763       130,404
Dr. Manuel H. Johnson  .....         10              50.0           16,748        51,550
Michael E. Nugent ..........         10              50.0           30,370        51,550
John L. Schroeder ..........          8              41.7           51,812        42,958



------------

   (2) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   (3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (2) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

LIQUID ASSET SERIES

   Variable and Floating Rate Obligations. As stated in the Prospectus, the Liquid Asset Series may invest in variable and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted at predesignated periodic intervals and, on floating rate obligations, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Liquid Asset Series may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Liquid Asset Series to maintain a stable net asset value per share (see "How Net Asset Value is Determined") and to sell obligations prior to maturity at a price approximating the full principal amount of the obligations. The principal benefit to the Liquid Asset Series of purchasing obligations with a demand feature is that liquidity, and the ability of the Liquid Asset Series to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the Liquid Asset Series may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Liquid Asset Series' investment quality requirements.

INTERMEDIATE INCOME SECURITIES SERIES

   As stated in the Prospectus, the Intermediate Income Securities Series may invest up to 5% of its net assets in lower rated fixed-income securities, sometimes referred to as high yield securities. Because of the special nature of high yield securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. For example, as the high yield securities market is relatively new, its growth had paralleled a long economic expansion and, until recently, it had not faced adverse economic and market conditions. Therefore, an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Intermediate Income Securities Series, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

   The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Intermediate Income Securities Series defaults, the Series may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of a Series. Moreover, the market prices of certain of the Intermediate Income Securities Series' securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

   The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Intermediate Income Securities Series to sell certain securities.

   New laws and proposed new laws may have a potentially negative impact on the market for high yield bonds. For example, recent legislation requires federally-insured savings and loan associations to divest their investments in high yield bonds. This legislation and other proposed legislation may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Intermediate Income Securities Series.

AMERICAN VALUE SERIES

   As discussed in the Prospectus, the American Value Series offers investors an opportunity to participate in a diversified portfolio of securities, consisting principally of common stocks. The portfolio reflects an investment decision-making process developed by the Investment Manager.


   Industry Valuation Approach. As stated in the Prospectus, in managing the American Value Series, the Investment Manager generally seeks to identify industries, rather than individual companies, as prospects for capital appreciation. This approach is designed to capitalize on the basic assumptions that industry trends are a primary force governing company earnings; conventional forecasts may not fully reflect underlying industry conditions or changing economic cycles; the market's perception of industry trends is often transitory or exaggerated; and distortions in relative valuations beyond their normal ranges may provide significant buying or selling opportunities.

   The Investment Manager generally seeks to invest assets of the American Value Series in industries it considers to exhibit underappreciated earnings potential at the time of purchase and to sell those it considers to have peaked in relative earnings potential.

   The Investment Manager also uses models which employ economic indicators or other financial variables to evaluate the relative attractiveness of industries. Economic analysis includes traditional business cycle analysis and such signposts as current Federal Reserve monetary posture, direction of commodity prices, and global currency and economic trends. Economic indicators most relevant to particular industries are reviewed. Some industries analyzed, such as aerospace and energy, do not correlate with economic indicators and must be analyzed relative to their respective specific industry cycles. Financial variables under consideration may include corporate earnings growth and cashflow, corporate and industry asset valuation, absolute and relative price/earnings ratios and dividend discount valuations.

   Once attractive industries have been identified, stocks to represent those industries are selected utilizing a multivariate process that includes size and quality of the company, earnings visibility of the company and various valuation parameters. Valuation screens may include dividend discount model values, price-to-book ratios, price to cashflow values, relative and absolute price-to-earnings ratios and ratios of price to earnings multiples to earnings growth. Price and earnings momentum ratings derived from external sources are also factored into the stock selection decision. The Investment Manager also evaluates fundamental company criteria such as product cycle analysis, revenue growth, margin analysis, consistency of earnings profitability, proprietary nature of the product and quality of management. Stocks may be selected from the three capitalization tiers of the market: large capitalization, medium capitalization, and small capitalization.

   Based on the sum total of this analysis, approximately 40-60 industries are studied and classified as attractive, moderately attractive or unattractive. Attractive groups are purchased, moderately attractive groups are bought or held, and unattractive groups are sold. The Investment Manager may utilize services that examine historical industry relative price-to-earnings ranges for input on the Investment Manager's valuation analysis.

   A basic tenet of the industry valuation approach is that there is no certainty of superior performance in any specific industry selection, but rather that approximately equal weighting of investments in a group of industries, each of which has been identified as underappreciated, can benefit from the performance probabilities of the total group.


   The foregoing represents the main outlines of the industry valuation approach. The following describes its key features, all of which are subject to modification as described below or as result of applying the asset allocation disciplines described later.

1. Equal Industry Weightings.


   After determining the industries that it considers to be attractive, the Investment Manager generally attempts to invest approximately equal amounts of the equity portion of the portfolio in securities of companies in each of such industries, subject to adjustment for company weightings as set forth in the next paragraph.


2. Equal Company Weightings.


   From the total of all companies included in the industry valuation process, the Investment Manager selects a limited number from each industry as representative of that industry. Such selections are made on the basis of various criteria, including size and quality of a company, the visibility of earnings, product cycle analysis, historic track record and various valuation parameters. Valuation screens may include dividend discount model values, price-to-book ratios, price-to-cashflow values, relative and absolute price-to-earnings ratios and ratios of price-earnings multiples to earnings growth. Price and earnings momentum ratings derived from external sources are also factored into the stock selection decision. Those companies which are in attractive industries and which the Investment Manager believes to be attractive investments are finally selected for inclusion in the portfolio. When final selections are made, approximately equal amounts of the equity portion of the portfolio are invested in each of such companies. This may vary depending on whether the Investment Manager is in the process of building or reducing a stock position. Consideration will also be given to valuation, capitalization and liquidity profile. Stocks in industries not characterized as attractive may be underweighted. Also, smaller capitalization issues may not be equally weighted due to liquidity considerations.

3. Relative Industry Values.


   Industry selection only attempts to identify industries whose securities might be expected to perform relatively better than the market as represented by the S&P Index. It does not seek to identify securities which will experience an absolute increase in value notwithstanding market conditions. However, the process assumes that, despite interim fluctuations in stock market prices, the long-term trend in equity security values will be up.

4. Practical Applications.

   In applying the industry valuation approach to management of the American Value Series, the Investment Manager will make adjustments in the Series which reflect modifications of the underlying concepts whenever, in its opinion, such adjustments are necessary or desirable to achieve the American Value Series' objectives. Such adjustments may include, for example, weighting some industries or companies more or less than others, based upon the Investment Manager's judgment as to the investment merits of specific companies. In addition, without specific action by the Investment Manager, adjustments may result from fluctuations in market prices which distort previously established industry and company weightings. The portfolio may, at times, include securities of industries which are unattractive due to consideration of stage-of-cycle analysis or may not include representation in industries considered attractive due to considerations such as valuation criteria, stage-of-cycle analysis or lack of earnings visibility, balance sheet viability or management quality. Also, independent of the application of the industry valuation process, the American Value Series continuously sells and redeems its own shares, and, as a result, securities may have to be sold at times from the American Value Series' portfolio to meet redemptions and monies received upon sale of the American Value Series' shares. Such sales and purchases of portfolio securities will result in a portfolio that does not completely reflect equal weighting of investment in industries or companies.

   Asset Allocation. Common stocks, particularly those sought for possible capital appreciation, have historically experienced a great amount of price fluctuation. The Investment Manager believes it is desirable to attempt to reduce the risks of extreme price fluctuations even if such an attempt results, as it likely will at times, in reducing the probabilities of obtaining greater capital appreciation. Accordingly, the Investment Manager's investment process incorporates elements which may reduce, although certainly not eliminate, the volatility of a portfolio. The American Value Series may hold a portion of its assets in fixed-income securities in an effort to moderate extremes of price fluctuation. The determination of the appropriate asset allocation as between equity and fixed-income investments will be made by the Investment Manager in its discretion, based upon its evaluation of economic and market conditions.


CAPITAL GROWTH SERIES

   As stated in the Prospectus, the money market instruments which the Capital Growth Series may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below;

   Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance);

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Capital Growth Series' total assets in all such obligations and in all illiquid assets, in the aggregate;

   Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the highest grade by Moody's Investors Service Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

GLOBAL EQUITY SERIES

   Forward Foreign Currency Exchange Contracts. As discussed in the Prospectus, the Global Equity Series may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


   When management of the Series believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. The Series will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served. The Series' custodian bank will place cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account of the Series in an amount equal to the value of the Series' total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.


   Where, for example, the Series is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Series of a foreign currency, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Series to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

   If the Series retains the portfolio securities and engages in an offsetting transaction, the Series will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   If the Series purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.


   At times when the Series has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Series will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.


   Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

GENERAL INVESTMENT TECHNIQUES

   Repurchase Agreements. When cash may be available for only a few days, it may be invested by a Series in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Series. A repurchase agreement may be viewed as a type of secured lending by the Series which typically involves the acquisition by the Series of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Series will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase.
The collateral will be maintained in a segregated account and will be marked to market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below the repurchase price plus accrued interest. If such decrease occurs, additional collateral will be added to the account to maintain full collateralization. In the event the original seller defaults on its obligations to repurchase, as a result of its bankruptcy or otherwise, the Series will seek to sell the collateral, which action could involve costs or delays. In such case, the Series' ability to dispose of the collateral to recover its investment may be restricted or delayed.

   The Series will, when received, accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Series to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Series follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financial condition will be continuously monitored by the Investment Manager subject to procedures established by the Trustees. The procedures also require that the collateral underlying the agreement be specified.


   Reverse Repurchase Agreements. As stated in the Prospectus, the Liquid Asset, U.S. Government Money Market and Intermediate Income Securities Series may also use reverse repurchase agreements as part of their investment strategy. Reverse repurchase agreements involve sales by the Series of assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Series can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Series of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Opportunities to achieve this advantage may not always be available, and the Series intend to use the reverse repurchase technique only when it will be to its advantage to do so. The Series will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Series and for purposes other than meeting redemptions may not exceed 5% of the Series' total assets.

   When-Issued and Delayed Delivery Securities and Forward Commitments. As discussed in the Prospectus, from time to time, in the ordinary course of business, a Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a Series will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date, if it is deemed advisable. At the time the Series makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Series will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Series. At the time of delivery of the securities, the value may be more or less than the purchase price. The Series will also establish a segregated account with the Series' custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Series may purchase securities on such basis without limit. An increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value. The Investment Manager and the Trustees do not believe that any Series' net asset value or income will be adversely affected by its purchase of securities on such basis.

   When, As and If Issued Securities. As discussed in the Prospectus, each Series (with the exception of the U.S. Government Money Market Series) may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized by the Series until the Investment Manager determines that issuance of the security is probable. At such time, the Series will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Series will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. The value of the Series' commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Series, may not exceed 5% of the value of the Series' total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, any Series may purchase securities on such basis without limit. An increase in the percentage of the Series' assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of any Series will be adversely affected by its purchase of securities on such basis.


   Zero Coupon Securities. A portion of the U.S. Government securities purchased by each Series of the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. In addition, a portion of the fixed-income securities purchased by such Series may be "zero coupon" securities. "Zero coupon" securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).


   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Series) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Series receives no interest payments in cash on the security during the year.

   Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements and subject to Investment Restriction (11) below, each Series of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Series, and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Series continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Series will not lend portfolio securities having a value of more than 10% of its total assets.


   A loan may be terminated by the borrower on one business day's notice, or by a Series on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made of firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Series.

   When voting or consent rights which accompany loaned securities pass to the borrower, a Series will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Series' investment in such loaned securities. A Series will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. No Series lent any of its portfolio securities during the fiscal period ended July 31, 1996 and no Series has any intention of lending any of its porfolio securities during the current fiscal year of the Fund.


   U.S. Government Securities. As stated in the Prospectus, the Intermediate Income Securities and Utilities Series may invest in U.S. Government securities. Securities issued by the U.S. Government, its agencies or instrumentalities in which the Intermediate Income Securities and Utilities Series may invest include:

     (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

     (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export Import Bank, the Farmers Home Administration; the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to thirty years although the Fund may not invest in securities with maturities of more than twelve years.

     (3) Securities issued by agencies and instrumentalies which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

     (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Bank.

OPTIONS AND FUTURES TRANSACTIONS

   As discussed in the Prospectus, each of the Intermediate Income Securities, American Value, Capital Growth, Strategist, Utilities and Global Equity Series may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities (the Capital Growth Series may also write covered put and call options on stock and bond indexes) and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Global Equity Series may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts.


   Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives a Series the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Series the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

   Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.


   Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if a Series holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Series will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

   Options on GNMA Certificates. Currently, options on GNMA Certificates are only traded over-the-counter. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Series, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Series will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to maintain its cover. A GNMA Certificate held by the Series to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time, as such decline may increase the prepayments made on other mortgage pools. If this should occur, the Series will no longer be covered, and the Series will either enter into a closing purchase transaction or replace such Certificate with a Certificate which represents cover. When the Series closes out its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

   Options on Foreign Currencies. The Global Equity Series may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Global Equity Series may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Global Equity Series would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Global Equity Series may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Global Equity Series may also purchase call and put options to close out written option positions.

   The Global Equity Series may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Series occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Series gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Global Equity Series may also write options to close out long call option positions.


   The markets in foreign currency options are relatively new and the Global Equity Series' ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Series will not purchase or write such options unless and until, in the opinion of management of the Series, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.


   The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

   OTC Options. Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the relevant Series of the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Series and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of the option, the Series would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

   Covered Call Writing. As stated in the Prospectus, the Series are permitted to write covered call options on portfolio securities, and the Global Equity Series is permitted to write covered call options on the U.S. dollar and foreign currencies, in each case without limit, in order to aid in achieving their investment objectives. Generally, a call option is "covered" if the Series owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Series by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, a Series might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities (currency) deliverable under the call option. A call option is also covered if the Series holds a call on the same security (currency) as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark-to-market difference is maintained by the Series in cash, U.S. Government securities or other high grade debt obligations which the Series holds in a segregated account maintained with the Series' Custodian.


   The Series will receive from the purchaser, in return for a call it has written, a "premium," i.e., the price of the option. Receipt of these premiums may better enable the Series to achieve a high current income return for their shareholders or achieve a more consistent average total return than would be realized from holding the underlying securities (and, in the case of the Global Equity Series, currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Series if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Series at a loss. The value of the premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Series may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

   As regards listed options and certain over-the-counter ("OTC") options, during the option period, the Series may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Series has been assigned an exercise notice, the Series will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Series to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Series. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).


   If a call option expires unexercised, the Series realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Series realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received when the option was written, less the commission paid.

   Options written by a Series normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (currency) at the time the option is written. See "Risks of Options and Futures Transactions," below.


   [The Series may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, a Series may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Series expired without being sold or exercised, the premium would be lost.]

   Covered Put Writing. As stated in the Prospectus, as a writer of a covered put option, the Series incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Series will be exercisable by the purchaser only on a specific date). A put is "covered" if the Series maintains, at all times, in a segregated account maintained on its behalf at its Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a written put position could be covered by the Series by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark-to-market difference is maintained by the Series in cash, U.S. Government securities or other liquid portfolio securities which the Series holds in a segregated account maintained at its Custodian. In writing puts, a Series assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Series may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


   A Series will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case the Series will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   Purchasing Call and Put Options. As stated in the Prospectus, the Series may purchase listed and OTC call and put options in amounts equalling up to 10% of the total assets of the Series. The Series may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) or purchase call options on securities they intend to purchase. The Global Equity Series may purchase a call option on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction or a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Series.

   Each Series may purchase put options on securities (and, in the case of the Global Equity Series, on currencies) which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security (currency). If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Series would incur no additional loss. A Series may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, a Series may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option when it was purchased. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Series expired without being sold or exercised, the Series would realize a loss.

   Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or, in the case of the Global Equity Series, the currencies in which they are denominated) upon which call options have been written increases, the Series may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. In writing puts, the Series assumes the risk of loss should the market value of the underlying securities (or, in the case of the Global Equity Series, the currencies in which they are denominated) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or, in the case of the Global Equity Series, the value of the security's denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or, in the case of the Global Equity Series, the value of the security's denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security (or, in the case of the Global Equity Series, currency) until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other high grade short-term debt obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered put call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security (or, in the case of the Global Equity Series, currency) at a time when it might otherwise be advantageous to do so.

   A Series' ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, a Series may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Series is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

   In the event of the bankruptcy of a broker through which a Series engages in transactions in options, the Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by a Series, the Series could experience a loss of all or part of the value of the option. Transactions are entered into by a Series only with brokers or financial institutions deemed creditworthy by the Fund's management.

   Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Series may write.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Stock Index Options. Series may also invest in options on stock indexes. As stated in the Prospectus, options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on, among other indexes, the Standard & Poor's 100 Index and the Standard & Poor's 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange). The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on broad-based stock indexes provide the Series with a means of protecting the Series against the risk of market-wide price movements. If the Investment Manager anticipates a market decline, the Series could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Series' portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Series may purchase a stock index call option to enable the Series to participate in such rise until completion of anticipated common stock purchases by the Series. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in a Series' equity positions.

   Series will be able to write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other high grade debt obligations equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Series, which cover is held by the Series in a segregated account maintained for it by its Custodian. All call options on stock indexes written by a Series will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Series.

   Risks of Options on Indexes. Because exercises of stock index options are settled in cash, the Series, as a call writer, would not be able to provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

   A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

   If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

   Futures Contracts. As stated in the Prospectus, the Utilities, American Value, Capital Growth, Strategist, Value-Added Market, Intermediate Income Securities and Global Equity Series may purchase and sell interest rate futures contracts that are traded, or may in the future be traded, on U.S. (and in the case of Global Equity Series, foreign) commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and stock and bond index futures contracts that are traded, or may in the future be traded, on U.S. commodity exchanges on such indexes as the Moody's Investment-Grade Corporate Bond Index, S&P 500 Index and the New York Stock Exchange Composite Index.

   As a futures contract purchaser, a Series incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, a Series incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   Series will purchase or sell interest rate futures contracts for the purpose of hedging their fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates or, to alter the Series' asset allocation in fixed-income securities. If it is anticipated that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, a Series may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, or if the Investment Manager wishes to increase the Series' allocation of fixed-income securities, a Series may purchase an interest rate futures contract or a bond index futures contract to protect against a potential increase in the price of securities the Series intends to purchase. Subsequently, appropriate securities may be purchased by the Series in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   Series will purchase or sell stock index futures contracts for the purpose of hedging their equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by a Series may fall or wishes to decrease the Series' asset allocation in equity securities, the Series may sell a stock index futures contract. Conversely, if the Investment Manager wishes to increase the assets of the Series which are invested in stocks or as a hedge against anticipated prices rises in those stocks which the Series intends to purchase, the Series may purchase stock index futures contracts. This allows the Series to purchase equities, in accordance with the asset allocations of the Series management, in an orderly and efficacious manner.

   The Global Equity Series will purchase or sell futures contracts on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The Global Equity Series will enter into currency futures contracts for the same reasons as set forth under the heading "Forward Foreign Currency Exchange Contracts" under "The Global Equity Series" above for entering into forward foreign currency contracts; namely, to "lock-in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's (or anticipated portfolio security's) denominated currency vis-a-vis a different currency.

   In addition to the above, interest rate and bond index and stock index (and currency) futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (or, in the case of the Global Equity Series, currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offseting sale price, the purchaser would realize a loss. There is no assurance that a Series will be able to enter into a closing transaction.

   When a Series enters into a futures contract it is initially required to deposit with its Custodian, in an account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other high grade short-term obligations equal to approximately 2% (for interest rate futures contracts) of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

   Initial margin in futures contract transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Series upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Series may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin", with the Series' futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6-1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

   Index Futures. As discussed in the Prospectus, the Series may also invest in stock index futures contracts. An index futures contract sale creates an obligation by the Series, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Series, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Series is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Series may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Series may elect to close the position by taking an opposite position which will operate to terminate the Series' position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Series and the Series realizes a loss or a gain.

   Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

   Currency Futures. As noted above, the Global Equity Series may invest in foreign currency futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Global Equity Series' management will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German mark, Canadian dollar, British pound, Swiss franc and European currency unit.

   Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Global Equities Series must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulation regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

   Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Global Equity Series will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Series' management, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

   Options on Futures Contracts. The Series may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon the exericse of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Series will only purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of a Series' fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Series' management seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the income of the Series and thereby provide a further hedge against losses resulting from price declines in portions of its portfolio.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Limitations on Futures Contracts and Options on Futures. The Series may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to initial margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Series' total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Series' assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, Series may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of the Series' portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for income purposes without CFTC registration, these Series may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by these Series.

   Risks of Transactions in Futures Contracts and Related Options. The successful use of futures and related options depends on the ability of the Investment Manager to accurately predict market and interest rate movements. As stated in the Prospectus, a Series may sell a futures contract to protect against the decline in the value of securities (or, in the case of the Global Equity Series, the currency in which securities are denominated) held by the Series. However, it is possible that the futures market may advance and the value of securites (or, in the case of the Global Equity Series, the currency in which they are denominated) held in the Series may decline. If this occurred, the Series would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Series purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currency) decreases, then the Series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   If a Series maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities

(currencies) underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Series to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if a Series holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other high grade debt obligations equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Series by its Custodian. Alternatively, the Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price at which the short position was established.

   In addition, if a Series holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other high grade debt obligations equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Series by its Custodian. Alternatively, the Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Series.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Series has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Series may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Series' ability to effectively hedge its portfolio.

   With regard to the Global Equity Series, futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Global Equity Series' ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Series' transactions effected on foreign exchanges.

   In the event of the bankruptcy of a broker through which the Series engages in transactions in futures or options thereon, the Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Series, the Series could experience a loss of all or part of the value of the option. Transactions are entered into by a Series only with brokers or financial institutions deemed creditworthy by the Series' management.

   While the futures contracts and options transactions to be engaged in by a Series for the purpose of hedging the Series' portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and, for the Global Equity Series, the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Series' portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Series and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

   As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which Series may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Series would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Series from closing out a contract which may result in reduced gain or increased loss to the Series. The absence of a liquid market in futures contracts might cause the Series to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

   The extent to which the Series may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify each Series as such (see "Dividends, Distributions and Taxes" in the Prospectus).

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Series notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies of the Series, except as otherwise indicated. Under the Act, a fundamental policy may not be changed with respect to a Series without the vote of a majority of the outstanding voting securities of that Series, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Series present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy or (b) more than 50% of the outstanding shares of the Series. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total or net assets does not require elimination of any security from the portfolio.

RESTRICTIONS APPLICABLE TO ALL SERIES

   Each Series of the Fund may not:

   1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; or through its transactions in reverse repurchase agreements. Borrowing in the aggregate, including reverse repurchase agreements, may not exceed 5% (10% for Liquid Asset Series and 15% for U.S. Government

Money Market Series), and borrowing for purposes other than meeting redemptions may not exceed 5% (10% for Liquid Asset Series) of the value of the Series' total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made.

   2. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction (1). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

   3. Make short sales of securities.

   4. Engage in the underwriting of securities, except insofar as the Series may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

   5. Purchase or sell commodities or commodities contracts, except that the Series may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

   6. Purchase or sell real estate or interests therein (including real estate limited partnerships), although the Series may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein (as such, in case of default of such securities, a Series may hold the real estate securing such security).

   7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Series may invest in the securities or companies which operate, invest in, or sponsor such programs.

   8. Purchase securities on margin (but the Series may obtain such short-term loans as are necessary for the clearance of transactions). The deposit or payment by a Series of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   9. Issue senior securities as defined in the Act, except insofar as the Series may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

   10. Purchase securities of any issuer for the purpose of exercising control or management.

   11. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Series may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

   12. Participate on a joint or a joint and several basis in any securities trading account. The "bunching" of orders of two or more Series (or of one or more Series and of other accounts under the investment management of the Investment Manager) for the sale or purchase of portfolio securities shall not be considered participating in a joint securities trading account.

   13. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Act and any Rules promulgated thereunder.

   In addition, as a nonfundamental policy, the Fund may not invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------


   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for each Series of the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. For the fiscal years ended July 31, 1994, 1995 and 1996, the Series of the Fund paid brokerage commissions as follows:



                                                                               BROKERAGE
                            BROKERAGE COMMISSIONS  BROKERAGE COMMISSIONS  COMMISSIONS PAID FOR
                            PAID FOR FISCAL YEAR   PAID FOR FISCAL YEAR    FISCAL YEAR ENDED
NAME OF SERIES                  ENDED 7/31/94          ENDED 7/31/95            7/31/96
-------------------------  ---------------------  ---------------------  --------------------
American Value Series  ...         $10,490                $66,581               $140,058
Capital Growth Series  ...             125                    629                  3,207
Dividend Growth Series  ..          12,614                 37,711                 51,116
Strategist Series ........             937                  6,628                 17,146
Utilities Series .........           3,960                  4,444                  4,668
Value-Added Market Series            4,703                  7,693                  7,588
Global Equity Series  ....             492                 28,597                 78,153


   Purchases of money market instruments are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Fund does not normally incur brokerage commission expense on such transactions. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.


   The Investment Manager serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Series of the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Series of the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering. This procedure may, under certain circumstances, have an adverse effect on the Fund or any of its Series.


   The policy of the Fund regarding purchases and sales of securities for the various Series is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

   In seeking to implement the policies of the Series of the Fund, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Fund will give no weight to any research services provided by a dealer, transacting with the Fund as principal, in determining the price of a security purchased from or sold to that dealer.


   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager or in the management of accounts of some of its other clients and may not in all cases benefit a Series of the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thus reduce its expenses, it is of indeterminable value and the fees paid to the Investment Manager are not reduced by any amount that may be attributable to the value of such services. For the fiscal year ended July 31, 1996, the Series of the Fund directed the payment of commissions in connection with transactions in the following aggregate amounts to brokers because of research services provided:



                                                       AGGREGATE DOLLAR
                            BROKERAGE COMMISSIONS   AMOUNT OF TRANSACTIONS
                            DIRECTED IN CONNECTION      FOR WHICH SUCH
                            WITH RESEARCH SERVICES  COMMISSIONS WERE PAID
                             PROVIDED FOR FISCAL    FOR FISCAL YEAR ENDED
NAME OF SERIES                YEAR ENDED 7/31/96           7/31/95
-------------------------  ----------------------  ----------------------
American Value Series  ...         $64,174               $43,666,358
Capital Growth Series  ...           1,211                   806,758
Dividend Growth Series  ..          20,157                14,238,705
Strategist Series ........           5,147                 2,131,092
Utilities Series .........             385                   191,474
Value-Added Market Series                0                         0
Global Equity Series  ....          72,485                13,727,536


   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptance) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by them must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow these brokers to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to these brokers are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to these brokers. For the fiscal year ended July 31, 1994, the Series paid the following dollar amounts of brokerage commissions to DWR: American Value Series: $8,855; Capital Growth Series: $117; Dividend Growth Series: $11,918; Strategist Series:
$711; Utilities Series: $3,855; and Global Equity Series: $91.For the fiscal year ended July 31, 1995, the Series paid the following dollar amounts of brokerage commissions to DWR: American Value Series: $18,882; Capital Growth
Series: $519; Dividend Growth Series: $28,711; Strategist Series: $5,710; Utilities Series: $3,970; and Global Equity Series: $3,713. For the fiscal year ended July 31, 1996, the Series paid brokerage commissions to DWR for transactions as follows:



                                                                          PERCENTAGE OF AGGREGATE
                                                                             DOLLAR AMOUNT OF
                                                                            EXECUTED TRADES ON
                                                 PERCENTAGE OF AGGREGATE      WHICH BROKERAGE
                         BROKERAGE COMMISSIONS    BROKERAGE COMMISSIONS    COMMISSIONS WERE PAID
                         PAID TO DWR FOR FISCAL   FOR FISCAL YEAR ENDED    FOR FISCAL YEAR ENDED
NAME OF SERIES             YEAR ENDED 7/31/96            7/31/96                  7/31/96
----------------------  ----------------------  -----------------------  -----------------------
American Value Series           $67,847                   48.44%                   57.28%
Capital Growth Series             1,774                   55.37                    59.97
Dividend Growth Series           30,759                   60.17                    68.64
Strategist Series  ....          10,751                   62.70                    76.16
Utilities Series ......           4,140                   88.70                    86.56
Global Equity Series  .           5,635                    7.21                    24.36



   During the fiscal year ended July 31, 1996, the American Value Series and the Value Added Series purchased common stock issued by Merrill Lynch & Co., Inc. ("Merrill Lynch") and Morgan Stanley Group, Inc. ("Morgan Stanley"); the Strategist Series purchased debt securities issued by PaineWebber Group Inc. ("PaineWebber"); and the Global Equity Series purchased common stock issued by Merrill Lynch. At July 31, 1996, the American Value Series held common stock issued by Merrill Lynch and Morgan Stanley with market values of $120,750 and $326,625, respectively; the Strategist Series held common stock issued by Morgan Stanley and Merrill Lynch and debt securities issued by PaineWebber with a market value of $78,000, $81,506 and $51,680, respectively; the Value Added Series held common stock issued by Merrill Lynch and Morgan Stanley with a market value of $39,244 and $43,875, respectively; and the Global Equity Series held common stock issued by Merrill Lynch with a market value of $105,052.

DETERMINATION OF NET ASSET VALUE
-----------------------------------------------------------------------------


   As discussed in the Prospectus, the net asset value of the shares of each Series is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open for trading. The New York Stock Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   As discussed in the Prospectus, the Liquid Asset and U.S. Government Money Market Series each utilize the amortized cost method in valuing their portfolio securities for purposes of determining the net asset value of its shares. The Series utilize the amortized cost method in valuing their portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if they sold the investment. During such periods, the yield to investors in the Series may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in a Series would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

   The use of the amortized cost method to value the portfolio securities of the Liquid Asset and U.S. Government Money Market Series and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 under the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Series' shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Series' investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include
(i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of a Series) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Series' capital the necessary shares that represent the amount of excess upon such determination.

   Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Series' interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

   A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

   An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of thirteen months or less; (b)(i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer; or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Board to be of comparable quality to any such rated security. The Liquid Asset and U.S. Government Money Market Series will limit their investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's, as set forth in the prospectus.

   As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

   Also, as required by the Rule, the Series will limit their investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of their total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Series' total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

   The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

   The Rule further requires that the Series limit their investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Series to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Series will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable.

   If the Board determines that it is no longer in the best interests of the Series and its shareholders to maintain a stable price of $1 per share or if the Board believes that maintaining such price no longer reflects a market-based net asset value per share, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Series of any such change.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------


   As discussed in the Prospectus, shares of the Fund are offered for sale on a continuous basis at an offering price equal to the net asset value per share of each Series next determined following a receipt of an order. The Trustees of the Fund have approved a Distribution Agreement appointing Dean Witter Distributors Inc. (the "Distributor") as exclusive distributor of the Fund's shares. The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Trustees of the Fund, including all of the Independent Trustees of the Fund, approved, at their meeting held on October 30, 1992, the current Distribution Agreement. The present Distribution Agreement is substantively identical to the Fund's previous distribution agreement. The Distribution Agreement took effect on June 30, 1993 upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. By its terms, the Distribution Agreement had an initial term ending April 30, 1994 and will remain in effect from year to year thereafter if approved by the Trustees. At their meeting held on April 17, 1996, the Trustees, including all of the Independent Trustees, approved the continuation of the Agreement until April 30, 1997.


   The Distributor has agreed to pay certain expenses of the offering of the Fund's shares, including the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund will bear the costs of initial typesetting, printing and distribution to shareholders. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

PLAN OF DISTRIBUTION

   As discussed in the Prospectus, the Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") with the Distributor and DWR whereby the Distributor and any of its affiliates are authorized to utilize their own resources to finance certain activities in connection with the distribution of shares of the Fund. The Plan was initially approved by the Trustees of the Fund on July 29, 1992 and, subsequently, by DWR as the then sole shareholder of the Fund. The vote of the Trustees included a majority of the Trustees who are not and were not at the time of their votes interested persons of the Fund and who have and had at the time of their votes no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. In determining to approve the Plan, the Trustees, including the Independent 12b-1 Trustees, concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

   The Plan provides that the Fund authorizes the Distributor and DWR to bear the expense of all promotional and distribution-related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse. Among the activities and services which may be provided by the Distributor under the Plan are: (1) compensation to and expenses of account executives and other employees of the Distributor and other broker-dealers, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

   DWR's account executives are paid a monthly residual commission, calculated based upon the current value of the respective accounts for which they are the account executives of record. The "gross residual" is a charge which reflects residual commissions paid by DWR to its account executives and DWR's expenses associated with the servicing of shareholders' accounts, including the expenses of operating DWR's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts.

   Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


   Under its terms, the Plan had an initial term ending April 30, 1993 and will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees. An amendment to increase materially the maximum amount authorized to be spent under the Plan on behalf of any Series must be approved by the shareholders of such Series, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated on behalf of any Series at any time, without payment of any penalty, by vote of the majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of such Series (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. The authority for the Distributor to finance distribution activities automatically terminates in the event of an assignment (as defined in the Act). After such an assignment, the Fund's authority to make payments to its Distributor would resume, subject to certain conditions. So long as the Plan is in effect, the selection or nomination of the Independent 12b-1 Trustees is committed to the discretion of the Independent 12b-1 Trustees. Continuation of the Plan was most recently approved by the Trustees, including a majority of the Independent 12b-1 Trustees, on April 17, 1996, at a meeting called for the purpose of voting on such Plan.


   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor or DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Distributor.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Shareholder Investment Account. Upon purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of each Series of the Fund owned by the investor, maintained by Dean Witter Trust Company (the "Transfer Agent"), in full and fractional shares of the Series (rounded to the nearest 1/100 of a share). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. No certificates will be issued for fractional shares or to shareholders who have elected the Systematic Withdrawal Plan or check writing privilege of withdrawing cash from their accounts. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement by DWR or other selected broker-dealer, the Distributor or the Transfer Agent reflecting the status of such Account.

   Automatic Investment of Dividends and Distributions. All dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. An investor may terminate such agency at any time and may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid in cash rather than shares. Such request must be received by the Transfer Agent at least five (5) business days prior to the record date for which it commences to take effect. In case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to the Distributor.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current offering price. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

   Dividends and capital gains distributions on shares held under the Withdrawal Plan will be invested in additional full and fractional shares at net asset value. Shares will be credited to an open account for the investor by the Transfer Agent; no share certificates will be issued. A shareholder is entitled to a share certificate upon written request to the Transfer Agent, although in that event the shareholder's Withdrawal Plan will be terminated.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   A shareholder may, at any time change the amount and interval of withdrawal payments and the address to which checks are mailed by written notification to the Transfer Agent. The shareholder's signature on such notification must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a Shareholder Investment Account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of any Series of the Fund may exchange their shares for shares of any other Series of the Fund. There is no holding period for exchanges of shares. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss, unless shares are held in a qualified retirement plan which is not subject to taxation.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing Account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   The Transfer Agent acts as agent for shareholders of the Fund in effecting redemptions of Fund shares and in applying the proceeds to the purchase of other fund shares. In the absence of negligence on its part, neither the Transfer Agent nor the Fund shall be liable for any redemption of Fund shares caused by unauthorized telephone or telegraph instructions. Accordingly, in such event the investor shall bear the risk of loss. The staff of the Securities and Exchange Commission is currently considering the propriety of such a policy.

   With respect to the redemption or repurchase of shares of any Series of the Fund, the application of proceeds to the purchase of new shares in the Fund and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Series and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   The Fund may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund may be redeemed at net asset value on any day the New York Stock Exchange is open (see "Determination of Net Asset Value"). Redemptions will be effected at the net asset value per share next determined after the receipt of a redemption request meeting the applicable requirements discussed in the Prospectus. When a redemption is made by check and a check is presented to the Transfer Agent for payment, the Transfer Agent will redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check has cleared.

   A check drawn by a shareholder against his or her account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

   The Fund reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading on that Exchange is restricted or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the Commission by order may permit for the protection of the Fund's shareholders.

   The Transfer Agent acts as agent for shareholders of the Fund in effecting redemptions of shares of the Fund. In the absence of negligence on its part, neither the Transfer Agent nor the Fund shall be liable for any redemption of Fund shares caused by unauthorized telephone or telegraph instructions.

   The Prospectus describes redemption procedures by check, telephone or wire instructions with payment to a predesignated bank account, or by mail.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Liquid Asset Series and U.S. Government Money Market Series. As discussed in the Prospectus, dividends from net income on the Liquid Asset and U.S. Government Money Market Series will be declared payable on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. Net income, for dividend purposes, includes accrued interest and amortization of original issue and market discount, less the amortization of market premium and the estimated expenses of the Series. Net income will be calculated immediately prior to the determination of net asset value per share of the Series (see "Determination of Net Asset Value" above and in the Prospectus). The amount of dividend may fluctuate from day to day and may be omitted on some days if realized losses on portfolio securities exceed the Series' net investment income. The Trustees may revise the above dividend policy, or postpone the payment of dividends, if either Series should have or anticipate any large unexpected expense, loss or fluctuation in net assets which in the opinion of the Trustees might have a significant adverse effect on shareholders. On occasion, in order to maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares of either Series be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e., dividends, less such reductions), if any, in the shareholder's account for a period. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated. Any net realized capital gains will be declared and paid at least once per calendar year, except that net short-term gains may be paid more frequently, with the distribution of dividends from net investment income.

   Other Series. The dividend policies of the U.S. Government Securities, Intermediate Income Securities, American Value, Capital Growth, Dividend Growth, Strategist, Utilities, Value-Added Market and Global Equity Series are discussed in the Prospectus. In computing interest income, these Series will not amortize any discount or premium resulting from the purchase of debt securities except those original issue discounts for which amortization is required for federal income tax purposes. Gains or losses resulting from unamortized market discount or premium on securities issued prior to July 19, 1984 will be treated as capital gains or losses when realized. With respect to market discount on bonds issued after July 18, 1984, a portion of any capital gain realized upon disposition may be recharacterized as taxable ordinary income in accordance with the provisions of the Internal Revenue Code (the "Code"). Dividends, interest and capital gains received by Series holding foreign securities may give rise to withholding and other taxes imposed by foreign countries.

   Options and Futures. Exchange-traded futures contracts, listed options on futures contracts and certain listed options are classified as "Section 1256" contracts under the Code. Unless the Series makes an election as discussed below, the character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts would generally be treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof and such Section 1256 contracts would also be required to be marked-to-market at the end of the Fund's fiscal year, for purposes of federal income tax calculations.

   Over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to-market or 60 percent-40 percent taxation rules. When call options written by a Series, or put options purchased by a Series, are exercised, the gain or loss realized on the sales of the underlying securities may be either short-term or long-term, depending upon the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

   If a Series holds a security which is offset by a Section 1256 contract, the Series would by deemed to hold a "mixed straddle" position, as such is defined in the Code. A Series may elect to identify its mixed straddle positions pursuant to Section 1256(d) of the Code and thereby avoid application of both the mark-to-market and 60 percent/40 percent taxation rules. The Series may also make certain other elections with respect to mixed straddles which could avoid or limit the application of certain rules which could, in certain circumstances, cause deferral or disallowance of losses, change long-term capital gains into short-term capital gains, or change short-term capital losses into long-term capital losses.

   Whether the portfolio security constituting part of the identified mixed straddle is deemed to have been held for less than three months for purposes of determining qualification of the Series as a regulated investment company will be determined generally by the actual holding period of the security. In certain circumstances, entering into a mixed straddle could result in the recognition of unrealized gain or loss which would be taken into account in determining the amount of income available for the Series' distributions, and can result in an amount which is greater or less than the Series' net realized gains being available for distribution. If an amount which is less than the Series' net realized gains is available for distribution, the Series may elect to distribute more than such available amount, up to the full amount of such net realized gains. Such a distribution may, in part, constitute a return of capital to the shareholders. If the Series does not elect to identify a mixed straddle, no recognition of gain or loss on the securities in its portfolio will result when the mixed straddle is entered into. However, any losses realized on the straddle will be governed by a number of tax rules which might, under certain circumstances, defer or disallow the losses in whole or in part, change long-term gains into short-term gains, or change short-term losses into long-term losses. A deferral or disallowance of recognition of a realized loss may result in an amount being available for the Series' distributions which is greater than the Series' net realized gains.

   Special Rules for Certain Foreign Currency Transactions (Global Equity Series). In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Global Equity Series qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Series. The Global Equity Series may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

   Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Global Equity Series' investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Global Equity Series' net capital gain. Additionally, to the extent that Code
Section 988 losses exceeded other investment company taxable income during a taxable year, the Global Equity Series' distributions for that year could constitute a return of capital (i.e., a return of the shareholder's investment).

   If the Global Equity Series invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Series level which could not be eliminated by distributions to shareholders. The U.S. Treasury issued proposed regulation section 1.1291-8 which establishes a mark-to-market regime which allows investment companies investing in PFICs to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that taxes on the Global Equity Series with respect to investments in PFICs would be significant.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   The annualized current yield of the Liquid Asset Series and U.S. Government Money Market Series, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).


   The Liquid Asset and U.S. Government Money Market Series' annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The annualized and effective yields for the seven-days ended July 31, 1996 for the Liquid Asset and U.S. Government Money Market Series, were as follows: 4.45% and 4.55% for the Liquid Asset Series; and 4.29% and 4.38% for the U.S. Government Money Market Series. Had the Series been paying their investment management fees and had the Investment Manager not been assuming any of their expenses during the period, the annualized and effective yields for the Liquid Asset and U.S. Government Money Market Series would have been 4.30% and 4.39%, and 4.24% and 4.33%, respectively.

   As discussed in the Prospectus, from time to time the U.S. Government Securities and Intermediate Income Securities Series may quote their "yields" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Series' portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Series' gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended July 31, 1996, the yields of the U.S. Government Securities and Intermediate Income Series were 5.77% and 5.85%, respectively, calculated pursuant to the above formula. Had these Series been paying their investment management fees and had the Investment Manager not been assuming any expenses during the period, the 30-day period yields for the U.S. Government Securities and the Intermediate Income Securities Series would have been 5.45% and 4.97%, respectively.

   As discussed in the Prospectus, each Series of the Fund may quote its "total return" in advertisements and sales literature. A Series' "average annual return" represents an annualization of the Series' total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one year period, or for the period from the date of commencement of the Series' operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for the period from commencement of the Series' operations through July 31, 1996 and for the fiscal year ended July 31, 1996 were:



                                                                                        WITHOUT FEE WAIVER AND EXPENSE
                                                                                                  ASSUMPTION
                                                  AVERAGE ANNUAL                       AVERAGE ANNUAL
                                                 TOTAL RETURN FOR   AVERAGE ANNUAL    TOTAL RETURN FOR    AVERAGE ANNUAL
                                                   PERIOD FROM       TOTAL RETURN       PERIOD FROM      TOTAL RETURN FOR
                                                 COMMENCEMENT OF    FOR FISCAL YEAR   COMMENCEMENT OF      FISCAL YEAR
                               COMMENCEMENT OF  OPERATIONS THROUGH  ENDED JULY 31,   OPERATIONS THROUGH   ENDED JULY 31,
            SERIES               OPERATIONS       JULY 31, 1996          1996          JULY 31, 1996           1996
            -------            ---------------  ------------------  ---------------  ------------------   --------------

U.S. Government Securities          1/8/93             3.92%              4.49%             3.18%              3.72%
Intermediate Income
 Securities .................      1/12/93             4.20               3.95              3.80               3.18
American Value ..............       2/1/93            11.54               9.83             11.20               9.32
Capital Growth ..............       2/2/93             7.85              14.58              7.36              13.31
Dividend Growth .............       1/7/93            14.59              16.09             14.32              15.77
Strategist ..................       1/7/93             9.03              16.97              8.69              16.32
Utilities ...................       1/8/93             8.32               8.76              7.65               7.93
Value-Added Market ..........       2/1/93            12.21              11.19             11.91              10.87
Global Equity ...............       1/8/93             5.68               7.26              5.12               6.35



   In addition to the foregoing, a Series may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. A Series may also compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of the period from commencement of operations through July 31, 1996 and for the fiscal year ended July 31, 1996 were:

                                                              TOTAL RETURN FOR
                                      TOTAL RETURN FROM         FISCAL YEAR
                                  COMMENCEMENT OF OPERATIONS   ENDED JULY 31,
           SERIES                   THROUGH JULY 31, 1996           1996
           ------                 --------------------------  ----------------
U.S. Government Securities  ....            14.67%                  4.49%
Intermediate Income Securities              15.74                   3.95
American Value .................            46.45                   9.83
Capital Growth .................            30.20                  14.58
Dividend Growth ................            62.42                  16.09
Strategist .....................            36.08                  16.97
Utilities ......................            32.91                   8.76
Value-Added Market .............            49.55                  11.19
Global Equity ..................            21.71                   7.26



   A Series may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Series by adding 1 to the Series' aggregate total return to date (expressed as a decimal) and multiplying by 10,000, 50,000 or 100,000, as the case may be. Investments at commencement of operations of $10,000, $50,000 and $100,000 in each Series of the Fund would have grown to the following amounts as of July 31, 1996:



                                           INVESTMENT AT
                                   COMMENCEMENT OF OPERATIONS OF
                                 --------------------------------
           SERIES                  $10,000    $50,000    $100,000
           ------                  --------  ---------  ----------
Liquid Asset ......................$11,759    $58,795    $117,590
U.S. Government Money Market ...... 11,581     57,905     115,810
U.S. Government Securities  ....    11,467     57,335     115,810
Intermediate Income Securities      11,574     57,870     115,740
American Value .................    14,645     73,225     146,450
Capital Growth .................    13,020     65,100     130,200
Dividend Growth ................    16,242     81,210     162,420
Strategist .....................    13,608     68,040     136,080
Utilities ......................    13,291     66,455     132,910
Value-Added Market .............    14,955     74,775     149,550
Global Equity ..................    12,171     60,855     121,710


   The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Liquid Asset and U.S. Government Money Market Series in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Series and changes in interest rates on such investments, but also on changes in the Series' expenses during the period.

   Yield information may be useful in reviewing the performance of the Liquid Asset and U.S. Government Money Market Series and for providing a basis for comparison with other investment alternatives. However unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Liquid Asset and U.S. Government Money Market Series yields fluctuate.

   The Fund may, from time to time, advertise the performance of a Series relative to certain performance rankings and indices compiled by independent organizations.

DESCRIPTION OF SHARES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the shareholders of each Series of the Fund are entitled to a full vote for each full share held. The Trustees themselves have the power to alter the number and the terms of office of the Trustees as provided for in the Declaration of Trust, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances, Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholders vote as may be required by the Act or the Fund's Declaration of Trust.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders). However, the Trustees have not presently authorized any such additional series or classes of shares.

   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York, 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions of Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and distributions and reinvesting dividends and distributions; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services, Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of each Series of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund, on behalf of each Series, will send to shareholders, at least semi-annually, reports showing each Series' portfolio and other information. An annual report, containing financial statements audited by independent accountants, together with their report, will be sent to shareholders each year.

   The Fund's fiscal year ends on July 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Sheldon Curtis, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------


   The annual financial statements of each Series of the Fund for the year ended July 31, 1996, which are included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
-----------------------------------------------------------------------------


   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

PRINCIPAL SECURITIES HOLDERS
-----------------------------------------------------------------------------

   The following parties held, as of October 1, 1996, five percent or more of the voting securities of the Series indicated, in the percentage amount indicated: Boilermaker's Lodge No. 154 Welfare Fund, Attn: Len Spenser/Weaver Assoc., 1200 Three Gateway Center, Pittsburgh, PA (Liquid Asset Series:
5.2%); DWTC as Custodian for Willdan Assoc. Profit Sharing Plan, Products 401(k) Plan, PO Box 957, Jersey City, NJ (Liquid Asset Series: 6.6%); DWTC as Trustee for Bulkmatic Transport Company Profit Sharing Plan, PO Box 957, Jersey City, NJ (Liquid Asset Series: 6.7%); Indian Health Council, P.O. Box 406, Pauma Valley, CA (Liquid Asset Series: 10.5%); Liljenquist Investment Co. Ltd., a Utah Limited Partnership, 5205 South 300 West, Salt Lake City, UT (U.S. Government Money Market Series: 10.2%); DWTC as Trustee for Cygnus 401(k) Plan, P.O. Box 957, Jersey City, NJ (U.S. Government Money Market
Series: 5.8%); DWTC as Trustee for Foulke Management Corp 401(k) Plan, P.O. Box 957, Jersey City, NJ (U.S. Government Securities Series: 13.1%); DWTC as Trustee for Bulkmatic Transport Company, Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (U.S. Government Securities Series: 11.7%); Plasma & Materials Technologie, Attn: John W. Lavelle-CFO, 9255 Deering Avenue, Chatsworth, CA (U.S. Government Securities Series: 9.8%); DWTC as Trustee for Private Business Inc., 401(k) Plan, 1242 Old Hillsboro Road, Franklin, TN (Intermediate Income Securities Series: 11.5%); DWTC as Trustee for VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, NJ (American Value
Series: 8.9%); Charles E Behr Trustee of Charles E Behr Trust, DTD 6/30/94, 802 N Ft Harrison Ave, Clearwater, FL (American Value Series: 5.9%); DWTC as Trustee for Bulkmatic Transport Company, Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (American Value Series: 6.3%); DWTC as Trustee for St. Petersburg Kennel Club, 401(k) Plan, P.O. Box 957, Jersey City, NJ (Capital Growth Series: 11.1%); Dean Witter as Trustee for Private Business Inc., 401(k) Plan, 1242 Old Hillsboro Road, Franklin, TN (Capital Growth Series:
21.7%); DWTC as Trustee for Van De Kamp's Inc., 401(k) Plan, P.O. Box 957, Jersey City, NJ (Capital Growth Series: 6.7%); Dean Witter Reynolds Inc. as Custodian for Candies, for the benefit of Neil Cole and Gary Klein, VIP Plus 401(k) Plan DTD 11/15/95, 2975 Westchester Ave, Purchase, NY (Capital Growth
Series: 5.4%); RPM002 Cozad State Bank & Trust, Profit Sharing Plan DTD
12/5/95,

Investment Manager Capital Growth Fund, Box 2000, Cozad, NE (Capital Growth
Series: 20.4%); The Chase Manhattan Bank, N.A., as Trustee for the benefit of The NFL Player, Second Career Savings Plan, 3 Chase Metrotech Center, Brooklyn, NY (Dividend Growth Series: 16.5%); Dean Witter Reynolds as Custodian, Attn: Vicki Davis, VIP Plus 401(k) Plan DTD 12/23/93, 701 Lee Road Suite 200, Wayne, PA (Dividend Growth Series: 12.8%); DWTC as Trustee, VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, NJ (Dividend Growth
Series: 8.9%); DWTC as Trustee for Pizzagalli Construction, 401(k) Plan, Harborside Financial Center, Jersey City, NJ (Dividend Growth Series: 9.0%); DWTC as Trustee, Fenner Manheim Inc, Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (Strategist Series: 8.6%); DWTC as Trustee, VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, NJ (Strategist Series: 17.5%); DWTC as Trustee for Bulkmatic Transport Company, Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (Strategist Series: 6.8%); DWTC as Trustee for Citrus Cannery Local Union, 401(k) Plan, P.O. Box 957, Jersey City, NJ (Utilities Series: 9.0%); DWTC as Trustee for Zeus 401(k) Pl, P.O. Box 957, Jersey City, NJ (Utilities Series: 5.3%); DWTC as Trustee for Foulke Management Corp. 401(k) Plan, P.O. Box 957, Jersey City, NJ (Utilities
Series: 6.8%); DWTC as Trustee, D&H Manufacturing CD 401(k) Plan, P.O. Box 957, Jersey City, NJ (Utilities Series: 6.1%); DWTC as Trustee for Cygnus 401(k) PL, P.O. Box 957, Jersey City, NJ (Value Added Series: 5.5%); DWTC as Trustee for Sunnyvale Value and Fitting Company, P.O. Box 957, Jersey City, NJ (Value Added Series: 6.1%).

   In addition, at October 1, 1996, InterCapital held 16.0% of the shares of the Capital Growth Series.

DEAN WITTER RETIREMENT SERIES -LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1996

                                                                              ANNUALIZED
 PRINCIPAL                                                                     YIELD ON
 AMOUNT IN                                                                      DATE OF
 THOUSANDS                                                                     PURCHASE     MATURITY DATE       VALUE
-------------------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (83.9%)
            Automotive -Finance (9.7%)
   $1,675   Ford Motor Credit Co.  ..........................................  5.36-5.49% 09/04/96-10/04/96   $1,663,448
    2,500   General Motors Acceptance Corp.  ................................  5.43-5.56  09/23/96-11/14/96    2,474,920
                                                                                                            -------------
                                                                                                               4,138,368
                                                                                                            -------------
            Bank Holding Companies (15.7%)
    1,855   Barnett Banks Inc.  .............................................  5.33-5.36  08/07/96-08/09/96    1,853,305
    1,860   Fleet Financial Group, Inc.  ....................................    5.36          08/01/96        1,860,000
    2,000   PNC Funding Corp.  ..............................................    5.45          08/08/96        1,997,892
    1,000   U.S. Bancorp  ...................................................    5.65          11/05/96          985,200
                                                                                                            -------------
                                                                                                               6,696,397
                                                                                                            -------------
            Banks -Commercial (9.3%)
    1,500   Canadian Imperial Holdings Inc.  ................................    5.39          08/30/96        1,493,572
      500   Dresdner U.S. Finance Inc.  .....................................    5.06          08/26/96          498,288
    2,000   National Australia Funding (DE) Inc.  ...........................    5.11          08/05/96        1,998,889
                                                                                                            -------------
                                                                                                               3,990,749
                                                                                                            -------------
            Brokerage (7.3%)
    1,200   Goldman Sachs Group L.P.  .......................................    5.37          08/08/96        1,198,752
    1,935   Morgan Stanley Group, Inc.  .....................................  5.35-5.37  08/28/96-09/06/96    1,925,997
                                                                                                            -------------
                                                                                                               3,124,749
                                                                                                            -------------
            Canadian Government Agency (3.9%)
    1,675   Canadian Wheat Board  ...........................................    5.31          08/20/96        1,670,323
                                                                                                            -------------
            Finance -Consumer (11.4%)
    1,900   American Express Credit Corp.  ..................................    5.38          08/19/96        1,894,917
    1,500   Avco Financial Services Inc.  ...................................    5.39          08/14/96        1,497,124
    1,500   Norwest Financial, Inc.  ........................................    5.38          08/16/96        1,496,656
                                                                                                            -------------
                                                                                                               4,888,697
                                                                                                            -------------
            Finance -Diversified (4.4%)
    1,900   Commercial Credit Co.  ..........................................    5.37          08/15/96        1,896,054
                                                                                                            -------------
            Foods & Beverages (5.0%)
    1,900   Heinz (H.J.) Co.  ...............................................    5.37          08/29/96        1,892,094
      250   Unilever Capital Corp.  .........................................    5.48          10/25/96          246,842
                                                                                                            -------------
                                                                                                               2,138,936
                                                                                                            -------------
            Healthcare -Diversified (2.2%)
      950   SmithKline Beecham Corp.  .......................................    5.36          08/12/96          948,453
                                                                                                            -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   51








DEAN WITTER RETIREMENT SERIES -LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

                                                                              ANNUALIZED
 PRINCIPAL                                                                     YIELD ON
 AMOUNT IN                                                                      DATE OF
 THOUSANDS                                                                     PURCHASE     MATURITY DATE       VALUE
-------------------------------------------------------------------------------------------------------------------------
            Office Equipment (9.4%)
   $1,000   IBM Credit Corp.  ...............................................    5.37%         08/12/96      $   998,368
    1,135   Pitney Bowes Credit Corp.  ......................................    5.37          08/01/96        1,135,000
      400   Xerox Corp.  ....................................................    5.31          08/02/96          399,941
    1,475   Xerox Credit Corp.  .............................................    5.30          08/20/96        1,470,890
                                                                                                            -------------
                                                                                                               4,004,199
                                                                                                            -------------
            Retail (1.9%)
      800   Sears Roebuck Acceptance Corp.  .................................    5.38          08/23/96          797,404
                                                                                                            -------------
            Telephones (3.7%)
    1,600   AT&T Corp.  .....................................................    5.38          08/22/96        1,595,035
                                                                                                            -------------
            TOTAL COMMERCIAL PAPER (Amortized Cost $35,889,364)  ...........................................  35,889,364
                                                                                                            -------------
            CERTIFICATES OF DEPOSIT (8.2%)
    2,000   Chase Manhattan Bank (USA)  .....................................    5.42          09/03/96        2,000,000
    1,500   Union Bank of California, N.A.  .................................    5.47          09/11/96        1,500,000
                                                                                                            -------------
            TOTAL CERTIFICATES OF DEPOSIT (Amortized Cost $3,500,000)  .....................................   3,500,000
                                                                                                            -------------
            SHORT-TERM BANK NOTES (5.9%)
    1,000   First National Bank of Boston  ..................................    5.47          09/13/96        1,000,000
    1,500   La Salle National Bank  .........................................    5.43          09/12/96        1,500,000
                                                                                                            -------------
            TOTAL SHORT-TERM BANK NOTES (Amortized Cost $2,500,000)  .......................................   2,500,000
                                                                                                            -------------
            U.S. GOVERNMENT AGENCY (2.4%)
    1,030   Federal Home Loan Mortgage Corp. (Amortized Cost $1,029,848)  ...    5.32          08/02/96        1,029,848
                                                                                                            -------------
            BANKERS' ACCEPTANCES (1.9%)
      833   First National Bank of Boston (Amortized Cost $831,073)  ........  5.42-5.46  08/05/96-09/03/96      831,073
                                                                                                            -------------
            TOTAL INVESTMENTS
            (Amortized Cost $43,750,285) (a)  ............................................      102.3%        43,750,285
            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS  ..............................       (2.3)          (997,647)
                                                                                                ------      -------------
            NET ASSETS  ..................................................................      100.0%       $42,752,638
                                                                                                ======      =============

------------

   (a)    Cost is the same for federal income tax purposes.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -U.S. GOVERNMENT MONEY MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996

                                          ANNUALIZED
 PRINCIPAL                                 YIELD ON
 AMOUNT IN                                 DATE OF
 THOUSANDS                                 PURCHASE      MATURITY DATE       VALUE
----------- --------------------------- ------------ ------------------- ------------
            U.S. GOVERNMENT AGENCIES (97.8%)
   $1,965   Federal Farm Credit Bank  ..  5.13-5.37%   08/06/96-09/04/96   $1,959,402
    2,975   Federal Home Loan Banks  ...  5.22-5.38    08/01/96-08/20/96    2,972,929
      950   Federal National Mortgage
            Assoc. .....................  5.25-5.29    08/12/96-08/29/96      947,652
      600   Tennessee Valley Authority       5.23          08/02/96           599,913
                                                                         ------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $6,479,896) .................................   6,479,896
                                                                         ------------
            U.S. GOVERNMENT OBLIGATION (2.2%)
      150   U.S. Treasury Bill
            (Amortized Cost $148,319)  .     5.53          10/17/96           148,319
                                                                         ------------
            TOTAL INVESTMENTS
            (Amortized Cost $6,628,215) (a)  ........       100.0%          6,628,215
            LIABILITIES IN EXCESS OF CASH AND OTHER
            ASSETS ..................................          --                (438)
                                                            ------       ------------
            NET ASSETS ..............................       100.0%         $6,627,777
                                                            ======       ============

------------

   (a)    Cost is the same for federal income tax purposes.

                      SEE NOTES TO FINANCIAL STATEMENTS

GE>
DEAN WITTER RETIREMENT SERIES -U.S. GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1996

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                               COUPON RATE   MATURITY DATE      VALUE
----------- --------------------------- ----------- ----------------- ------------
            U.S. GOVERNMENT & AGENCIES OBLIGATIONS (93.8%)
            Government National
            Mortgage Assoc. I (41.9%)
   $2,864   ............................    7.00%    06/15/23-11/15/25  $2,738,773
      906   ............................    7.50     01/15/24-06/15/24     890,021
                                                                      ------------
                                                                         3,628,794
                                                                      ------------
    1,014   Government National
            Mortgage Assoc. II (11.2%)      7.00         03/20/26          964,921
                                                                      ------------
            U.S. Treasury Notes (25.9%)
      800   ............................    5.75         09/30/97          797,750
      100   ............................    6.00         11/30/97           99,922
    1,380   ............................    5.75         10/31/00        1,340,325
                                                                      ------------
                                                                         2,237,997
                                                                      ------------
            U.S. Treasury Principal Strips (14.8%)
      100   ............................    0.00         08/15/96           99,797
      500   ............................    0.00         05/15/97          477,898
      800   ............................    0.00         08/15/98          705,558
                                                                      ------------
                                                                         1,283,253
                                                                      ------------
            TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS
            (Identified Cost $8,342,593) .............................   8,114,965
                                                                      ------------
            SHORT-TERM INVESTMENTS (a) (5.8%)
            U.S. GOVERNMENT OBLIGATIONS
      500   U.S. Treasury Bills
            (Amortized Cost $500,000)  .   4.76-4.78     08/01/96          500,000
                                                                      ------------
            TOTAL INVESTMENTS
            (Identified Cost $8,842,593) (b)  ......       99.6%         8,614,965
            CASH AND OTHER ASSETS IN EXCESS OF
            LIABILITIES ............................        0.4             35,848
                                                    ----------------- ------------
            NET ASSETS .............................      100.0%        $8,650,813
                                                    ================= ============

------------

   (a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $61,084 and the aggregate gross unrealized depreciation was $288,712, resulting in net unrealized depreciation of $227,628.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1996

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            CORPORATE BONDS (27.6%)
            Automobile -Rentals (2.2%)
    $100    Hertz Corp.  ....................................................  6.00 %  01/15/03   $  93,811
                                                                                                 ------------
            Automotive (0.5%)
      20    Chrysler Corp.  ................................................. 10.40    08/01/99      20,776
                                                                                                 ------------
            Automotive -Finance (0.6%)
      25    General Motors Acceptance Corp.  ................................  8.40    10/15/99      26,105
                                                                                                 ------------
            Bank Holding Companies (0.6%)
      25    Star Bank N.A.  .................................................  6.375   03/01/04      23,626
                                                                                                 ------------
            Banks (7.0%)
     100    ABN-AMRO Bank NV (Netherlands)  .................................  7.55    06/28/06     101,237
     100    BankAmerica Corp.  ..............................................  6.20    02/15/06      91,384
     100    Santander Financial Issuances (Cayman Islands)  .................  7.75    05/15/05     101,312
                                                                                                 ------------
                                                                                                    293,933
                                                                                                 ------------
            Brokerage (2.4%)
     100    Bear Stearns Companies, Inc.  ...................................  6.75    08/15/00      99,084
                                                                                                 ------------
            Electronics -Semiconductors (2.2%)
     100    Texas Instruments, Inc.  ........................................  6.125   02/01/06      91,907
                                                                                                 ------------
            Foreign Government (3.4%)
      50    Republic of Indonesia  ..........................................  7.75    08/01/06      49,879
     100    State of Israel  ................................................  6.375   12/15/05      92,265
                                                                                                 ------------
                                                                                                    142,144
                                                                                                 ------------
            Healthcare (0.6%)
      25    Columbia/HCA Healthcare Corp.  ..................................  6.87    09/15/03      24,591
                                                                                                 ------------
            Industrials (2.3%)
     100    Comdisco, Inc.  .................................................  5.75    02/15/01      95,023
                                                                                                 ------------
            Manufacturing (1.1%)
      50    Reebok International Ltd. (United Kingdom)  .....................  6.75    09/15/05      47,236
                                                                                                 ------------
            Paper & Forest Products (2.3%)
     100    Noranda Forest, Inc. (Canada)  ..................................  6.875   11/15/05      94,805
                                                                                                 ------------
            Textiles (0.6%)
      25    Burlington Industries, Inc.  ....................................  7.25    09/15/05      23,417
                                                                                                 ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   55






DEAN WITTER RETIREMENT SERIES -INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            Tobacco (0.6%)
   $   25   RJR Nabisco, Inc.  ..............................................  8.75 %  08/15/05   $   24,543
                                                                                                 ------------
            Transportation (1.2%)
       50   Union Pacific Corp.  ............................................  7.375   05/15/01       50,528
                                                                                                 ------------
            TOTAL CORPORATE BONDS
            (Identified Cost $1,184,627)  .......................................................  1,151,529
                                                                                                 ------------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (69.5%)
      100   Federal Home Loan Mortgage Corp.  ...............................  6.905   06/11/99      100,051
      500   U.S. Treasury Note  .............................................  7.25    11/15/96      502,266
        5   U.S. Treasury Note  .............................................  6.375   06/30/97        5,020
    1,250   U.S. Treasury Note  .............................................  7.125   09/30/99    1,274,023
      100   U.S. Treasury Note  .............................................  5.75    10/31/00       97,125
      100   U.S. Treasury Note  .............................................  6.25    02/15/03       97,859
      150   U.S. Treasury Note  .............................................  5.75    08/15/03      142,219
      650   U.S. Treasury Note  .............................................  7.50    02/15/05      680,672
                                                                                                 ------------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Identified Cost $2,985,177)  .......................................................  2,899,235
                                                                                                 ------------

         TOTAL INVESTMENTS
         (Identified Cost $4,169,804) (a) ........................................    97.1%   4,050,764
         CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ..........................     2.9      120,952
                                                                                   -------- ------------
         NET ASSETS ..............................................................   100.0%  $4,171,716
                                                                                   ======== ============


------------

   (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $3,625 and the aggregate gross unrealized depreciation was $122,665, resulting in net unrealized depreciation of $119,040.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (81.4%)
             Aerospace (3.7%)
 8,000       Boeing Co.  .....................................................  $   708,000
 3,500       Lockheed Martin Corp.  ..........................................      290,062
 5,000       Raychem Corp.  ..................................................      330,625
 5,000       Sundstrand Corp.  ...............................................      180,625
                                                                               -------------
                                                                                  1,509,312
                                                                               -------------
             Agriculture Related (1.6%)
 8,000       AGCO Corp.  .....................................................      162,000
 5,000       Case Corp.  .....................................................      221,250
 5,000       Pioneer Hi-Bred International, Inc.  ............................      268,750
                                                                               -------------
                                                                                    652,000
                                                                               -------------
             Apparel (0.8%)
 4,000       Jones Apparel Group, Inc.*  .....................................      206,000
 3,000       St. John Knits, Inc.  ...........................................      118,500
                                                                               -------------
                                                                                    324,500
                                                                               -------------
             Auto Related (0.7%)
 3,000       Harley-Davidson, Inc.  ..........................................      123,000
 5,000       Lear Corp.*  ....................................................      170,000
                                                                               -------------
                                                                                    293,000
                                                                               -------------
             Banks (1.8%)
 5,000       First Bank System, Inc.  ........................................      306,250
 5,000       NationsBank Corp.  ..............................................      429,375
                                                                               -------------
                                                                                    735,625
                                                                               -------------
             Banks -Money Center (2.1%)
 5,000       BankAmerica Corp.  ..............................................      398,750
 5,500       Citicorp  .......................................................      450,312
                                                                               -------------
                                                                                    849,062
                                                                               -------------
             Beverages -Soft Drinks (2.8%)
 6,000       Coca Cola Co.  ..................................................      281,250
 8,000       Coca-Cola Enterprises, Inc.  ....................................      282,000
 5,000       Panamerican Beverages, Inc. (Class A) (Mexico)  .................      215,625
11,000       PepsiCo Inc.  ...................................................      347,875
                                                                               -------------
                                                                                  1,126,750
                                                                               -------------
             Biotechnology (0.2%)
 4,000       IDEC Pharmaceuticals Corp.*  ....................................       61,000
                                                                               -------------
             Brokerage (1.1%)
 2,000       Merrill Lynch & Co., Inc.  ......................................      120,750
 6,700       Morgan Stanley Group, Inc.  .....................................      326,625
                                                                               -------------
                                                                                    447,375
                                                                               -------------
             Chemicals (2.5%)
 9,900       Cytec Industries, Inc.*  ........................................  $   297,000
17,500       Monsanto Co.  ...................................................      546,875
 5,000       Witco Corp.  ....................................................      145,000
                                                                               -------------
                                                                                    988,875
                                                                               -------------
             Communications -Equipment &
             Software (2.8%)
 2,000       Ascend Communications, Inc.*  ...................................       96,750
 3,000       Cascade Communications Corp.*  ..................................      184,125
 4,000       Cisco Systems, Inc.*  ...........................................      207,000
 4,000       Pairgain Technologies, Inc.*  ...................................      220,000
 6,000       Tellabs, Inc.*  .................................................      358,500
 1,000       U.S. Robotics Corp.*  ...........................................       53,750
                                                                               -------------
                                                                                  1,120,125
                                                                               -------------
             Computer Services (3.4%)
 2,000       BDM International Inc.*  ........................................      103,000
 3,000       Cambridge Technology Partners, Inc.*  ...........................       78,375
 1,000       CBT Group PLC (ADR)* (Ireland)  .................................       43,000
 2,000       Computer Sciences Corp.*  .......................................      136,000
 4,000       Dendrite International, Inc.*  ..................................      111,000
 4,000       DST Systems, Inc.*  .............................................      114,000
 3,171       First Data Corp.  ...............................................      246,149
 2,000       HNC Software, Inc.*  ............................................       50,000
 3,000       Keane, Inc.*  ...................................................      112,500



 1,200       Onewave, Inc.*  .................................................       18,000
 3,000       Reuters Holdings PLC (ADR) (United Kingdom)  ....................      187,875
 6,000       Sterling Commerce, Inc.*  .......................................      189,750
                                                                               -------------
                                                                                  1,389,649
                                                                               -------------
             Computer Software (2.5%)
 4,000       Baan Company NV* (Netherlands)  .................................      118,500
 3,000       BMC Software, Inc.*  ............................................      190,500
 6,000       Cognos, Inc.* (Canada)  .........................................      120,000
 3,000       Computer Associates International, Inc.  .........................     152,625
 1,000       Microsoft Corp.*  ...............................................      117,750
 1,000       Peoplesoft, Inc.*  ..............................................       67,500
 3,000       Rational Software Corp.*  .......................................      131,625
 2,000       Security Dynamics Technologies, Inc.*  ..........................      123,000
   200       Siebel Systems, Inc.*  ..........................................        5,800
                                                                               -------------
                                                                                  1,027,300
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   57







DEAN WITTER RETIREMENT SERIES -AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
              Conglomerates (2.4%)
 6,100        General Electric Co.  ...........................................   $  502,487
 4,000        United Technologies Corp.  ......................................      450,500
                                                                                -------------
                                                                                     952,987
                                                                                -------------
              Consumer/Business Services (2.3%)
 6,500        Apollo Group, Inc. (Class A)*  ..................................      178,750
14,000        National Education Corp.*  ......................................      211,750
 3,000        Reynolds & Reynolds Co. (Class A)  ..............................      145,125
 7,000        Service Corp. International  ....................................      385,875
                                                                                -------------
                                                                                     921,500
                                                                                -------------
              Consumer Products (3.3%)
 5,000        Anheuser-Busch Companies, Inc.  .................................      373,750
 6,000        Avon Products, Inc.  ............................................      264,000
 5,000        Gillette Co.  ...................................................      318,125
 6,000        Mondavi (Robert) Corp. (The) (Class A)*  ........................      165,000
10,000        Sunbeam Corporation, Inc.  ......................................      192,500
                                                                                -------------
                                                                                   1,313,375
                                                                                -------------
              Energy (1.9%)
 8,000        Apache Corp.  ...................................................      227,000
 1,000        Chesapeake Energy Corp.*  .......................................       49,625
 3,000        Louisiana Land & Exploration Co.                                       162,000
 6,000        Western Atlas, Inc.*  ...........................................      325,500
                                                                                -------------
                                                                                     764,125
                                                                                -------------
              Entertainment/Gaming & Lodging (6.4%)
 8,000        Callaway Golf Co.  ..............................................      240,000
10,000        Cannondale Corp.*  ..............................................      192,500
 8,000        Circus Circus Enterprises, Inc.*  ...............................      246,000
13,000        International Game Technology  ..................................      227,500
 6,000        ITT Corp.*  .....................................................      340,500
 6,000        Marriot International, Inc.  ....................................      308,250
10,000        MGM Grand, Inc.*  ...............................................      373,750
14,000        Mirage Resorts, Inc.*  ..........................................      315,000
 2,000        Showboat, Inc.  .................................................       41,000
 8,000        Sodak Gaming, Inc.*  ............................................      308,000
                                                                                -------------
                                                                                   2,592,500
                                                                                -------------
              Financial -Miscellaneous (2.5%)
 9,000        Aames Financial Corp.  ..........................................      353,250
 8,000        Federal National Mortgage Assoc.  ...............................      254,000
 1,900        First USA, Inc.  ................................................       92,862
 4,000        Household International, Inc.  ..................................      298,000
                                                                                -------------
                                                                                     998,112
                                                                                -------------
              Hardware & Tools (0.2%)
 2,000        Black & Decker Corp.  ...........................................       73,500
                                                                                -------------
              Healthcare Products & Services (2.9%)
 6,000        HBO & Co.  ......................................................   $  366,000
 9,000        Health Management Associates, Inc. (Class A)*  ..................      181,125
 2,000        Healthsouth Corp.*  .............................................       60,750
10,500        PhyCor, Inc.*  ..................................................      317,625
 2,000        Shared Medical Systems Corp.  ...................................      109,500
 4,000        Vivra, Inc.*  ...................................................      116,500
                                                                                -------------
                                                                                   1,151,500
                                                                                -------------
              Household Products (2.7%)
 4,000        Clorox Co.  .....................................................      363,500
 5,000        Kimberly-Clark Corp.  ...........................................      380,000
 4,000        Procter & Gamble Co.  ...........................................      357,500
                                                                                -------------
                                                                                   1,101,000
                                                                                -------------
              Insurance (2.1%)
 5,000        Allstate Corp.  .................................................      223,750
 5,000        Conseco Inc.  ...................................................      199,375
 4,000        Exel Ltd. (Bermuda)  ............................................      133,000
 5,000        SunAmerica, Inc.  ...............................................      303,750
                                                                                -------------
                                                                                     859,875
                                                                                -------------
              Manufacturing -Diversified (0.8%)
 9,000        Thermo Electron Corp.*  .........................................      336,375
                                                                                -------------
              Media (6.4%)
 8,000        Chancellor Broadcasting Co. (Class A)*  .........................      274,000
 5,300        Clear Channel Communications, Inc.*  ............................      422,013
 7,000        Emmis Broadcasting Corp. (Class A)*  ............................      288,750



 6,000        Evergreen Media Corp. (Class A)*  ...............................      262,500
 5,000        General Motors Corp. (Class H)  .................................      285,000
14,000        Heftel Broadcasting Corp. (Class A)*  ...........................      399,000
10,000        Infinity Broadcasting Corp. (Class A)*  .........................      275,000
 6,000        Jacor Communications, Inc.*  ....................................      183,000
 5,000        Sinclair Broadcast Group, Inc. (Class A)*  ......................      201,250
                                                                                -------------
                                                                                   2,590,513
                                                                                -------------
              Medical Supplies (1.5%)
 3,000        Becton, Dickinson & Co.  ........................................      223,875
 5,500        Guidant Corp.  ..................................................      279,125
 3,000        Target Therapeutics, Inc.*  .....................................       94,500
                                                                                -------------
                                                                                     597,500
                                                                                -------------

                                   58


                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
              Oil Equipment & Services (5.7%)
 6,000        Baker Hughes, Inc.  ............................................. $    176,250
 5,000        BJ Services Co.*  ...............................................      165,625
 8,300        Diamond Offshore Drilling, Inc.*  ...............................      392,175
 3,000        Dresser Industries, Inc.  .......................................       81,000
 8,000        Falcon Drilling Company, Inc.*  .................................      166,000
10,000        Global Marine, Inc.*  ...........................................      133,750
 3,000        Halliburton Co.  ................................................      156,375
10,000        Marine Drilling Company, Inc.*  .................................       83,750
11,000        Reading & Bates Corp.*  .........................................      224,125
 6,000        Rowan Companies, Inc.*  .........................................       86,250
 4,000        Schlumberger, Ltd.  .............................................      320,000
 6,000        Smith International, Inc.*  .....................................      201,000
 2,000        Sonat Offshore Drilling, Inc.  ..................................       98,000
                                                                                -------------
                                                                                   2,284,300
                                                                                -------------
              Pharmaceuticals (3.9%)
 8,000        American Home Products Corp.  ...................................      454,000
 3,500        Johnson & Johnson  ..............................................      167,125
 8,000        Lilly (Eli) & Co.  ..............................................      448,000
 7,000        Pfizer, Inc.  ...................................................      489,125
                                                                                -------------
                                                                                   1,558,250
                                                                                -------------
              Restaurants (0.2%)
 3,500        Starbucks Corp.*  ...............................................       91,000
                                                                                -------------
              Retail -Department Stores (1.2%)
 3,000        Dayton-Hudson Corp.  ............................................       90,750
 7,000        Federated Department Stores, Inc.*  .............................      211,750
 6,000        Kohl's Corp.*  ..................................................      188,250
                                                                                -------------
                                                                                     490,750
                                                                                -------------
              Retail -Food Chains (3.9%)
 8,000        Albertson's, Inc.  ..............................................      328,000
 6,000        American Stores Co.  ............................................      223,500
13,000        Safeway, Inc.*  .................................................      468,000
14,000        Vons Companies, Inc.*  ..........................................      554,750
                                                                                -------------
                                                                                   1,574,250
                                                                                -------------
              Retail -General Merchandise (0.3%)
 3,000        Sears, Roebuck & Co.  ...........................................      123,000
                                                                                -------------
              Retail -Specialty (1.7%)
 2,000        Gucci Group NV (Italy)  .........................................      113,500
 3,000        Home Depot, Inc.  ...............................................      151,500
 6,000        Pacific Sunwear of California, Inc.*  .............................    109,500
 8,500        Price/Costco, Inc.*  ............................................      173,188
 4,000        Tiffany & Co.  ..................................................      131,500
                                                                                -------------
                                                                                     679,188
                                                                                -------------
              Shoes (0.8%)
 2,000        Fila Holding SpA (ADR) (Italy)  ................................. $    161,250
 1,500        Nike, Inc. (Class B)  ...........................................      154,313
                                                                                -------------
                                                                                     315,563
                                                                                -------------
              Telecommunications (1.5%)
11,000        MFS Communications Company, Inc.*  ..............................      346,502
10,000        WorldCom, Inc.*  ................................................      258,750
                                                                                -------------
                                                                                     605,252
                                                                                -------------
              Tobacco (0.8%)
 3,000        Philip Morris Companies, Inc.  ..................................      313,875
                                                                                -------------
              TOTAL COMMON STOCKS
              (Identified Cost $31,720,261)  ..................................   32,812,863
                                                                                -------------
              PREFERRED STOCK (0.5%)
              Computer Software
 1,300        SAP AG (Germany) (Identified Cost $201,436)  ....................      185,840
                                                                                -------------






  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                                      VALUE
 --------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (A) (20.7%)
              U.S. GOVERNMENT AGENCY
              Federal Home Loan Banks 5.62% due 08/01/96 (Amortized Cost
 $8,350       $8,350,000)  ....................................................                8,350,000
                                                                                             ------------

  TOTAL INVESTMENTS
 (Identified Cost $40,271,697) (b)    102.6%     41,348,703
 LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS .....................    (2.6)     (1,027,339)
                                    --------  -------------
 NET ASSETS .......................   100.0%    $40,321,364
                                    ========  =============

------------

   ADR   American Depository Receipt.

   *     Non-income producing security.

   (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes is $40,341,168; the aggregate gross unrealized appreciation is $2,104,967 and the aggregate gross unrealized depreciation is $1,097,432, resulting in net unrealized appreciation of $1,007,535.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
               COMMON STOCKS (89.9%)
               Advertising (2.0%)
  900          Interpublic Group of Companies, Inc.  ...........................  $  39,712
                                                                                 ------------
               Apparel (2.1%)
  800          Cintas Corp.*  ..................................................     40,800
                                                                                 ------------
               Automotive -Replacement Parts (2.1%)
1,000          Genuine Parts Co.  ..............................................     42,375
                                                                                 ------------
               Banking (1.6%)
  600          Fifth Third Bancorp.  ...........................................     31,050
                                                                                 ------------
               Beverages -Soft Drinks (2.4%)
1,000          Coca Cola Co.  ..................................................     46,875
                                                                                 ------------
               Business Systems (2.1%)
  800          Electronic Data Systems Corp.  ..................................     42,300
                                                                                 ------------
               Chemicals -Specialty (2.1%)
  800          Sigma-Aldrich Corp.  ............................................     41,600
                                                                                 ------------
               Commercial Services (1.0%)
  350          Affiliated Computer Services, Inc.*  ............................     18,900
                                                                                 ------------
               Communications -
               Equipment & Software (3.2%)
  500          Cisco Systems, Inc.*  ...........................................     25,875
  400          Tellabs, Inc.*  .................................................     23,900
  250          U.S. Robotics Corp.*  ...........................................     13,437
                                                                                 ------------
                                                                                     63,212
                                                                                 ------------
               Computer Services (3.3%)
1,000          Automatic Data Processing, Inc.  ................................     39,625
  800          Sterling Commerce, Inc.*  .......................................     25,300
                                                                                 ------------
                                                                                     64,925
                                                                                 ------------
               Computer Software (4.7%)
  900          Computer Associates International, Inc.  ........................     45,787
  400          Microsoft Corp.*  ...............................................     47,100
                                                                                 ------------
                                                                                     92,887
                                                                                 ------------
               Consumer Business Services (2.2%)
  800          Service Corp. International  ....................................     44,100
                                                                                 ------------
               Drugs (2.2%)
  800          Schering-Plough Corp.  ..........................................     44,100
                                                                                 ------------
               Drugs & Healthcare (2.4%)
1,100          Abbott Laboratories  ............................................     48,400
                                                                                 ------------
               Electronics (4.0%)
1,200          Dionex Corp.*  ..................................................     41,700
  850          Harman International Industries, Inc.  ..........................     38,144
                                                                                 ------------
                                                                                     79,844
                                                                                 ------------
               Environmental Control (0.5%)
  400          United Waste Systems, Inc.  .....................................   $ 10,200
                                                                                 ------------
               Financial -Miscellaneous (7.1%)
1,500          Federal National Mortgage Assoc.  ...............................     47,625
1,000          Green Tree Financial Corp.  .....................................     33,625
  450          Household International, Inc.  ..................................     33,525
1,000          Primark Corp.*  .................................................     27,000
                                                                                 ------------
                                                                                    141,775
                                                                                 ------------
               Food Wholesalers (2.0%)
1,400          Sysco Corp.  ....................................................     40,600
                                                                                 ------------
               Foods (3.4%)
1,100          ConAgra, Inc.  ..................................................     46,750
  400          Wrigley (Wm.) Jr. Co. (Class A)  ................................     20,650
                                                                                 ------------
                                                                                     67,400
                                                                                 ------------
               Gaming (1.7%)
1,100          Circus Circus Enterprises, Inc.*  ...............................     33,825
                                                                                 ------------
               Gold Mining (2.0%)
1,400          Barrick Gold Corp. (Canada)  ....................................     39,025



                                                                                 ------------
               Home Building (2.1%)
2,400          Clayton Homes, Inc.  ............................................     42,000
                                                                                 ------------
               Hotels/Motels (3.3%)
  400          HFS, Inc.*  .....................................................     24,000
2,250          La Quinta Inns, Inc.  ...........................................     41,062
                                                                                 ------------
                                                                                     65,062
                                                                                 ------------
               Household Furnishings &
               Appliances (1.6%)
1,550          Heilig-Meyers Co.  ..............................................     31,775
                                                                                 ------------
               Insurance (2.1%)
  450          American International Group, Inc.  .............................     42,356
                                                                                 ------------
               Manufacturing (1.6%)
1,450          Federal Signal Corp.  ...........................................     31,900
                                                                                 ------------
               Manufacturing -Diversified (4.0%)
  900          Sherwin-Williams Co.  ...........................................     40,725
1,050          Thermo Electron Corp.*  .........................................     39,244
                                                                               ------------
                                                                                     79,969
                                                                               ------------
               Media (2.0%)
  500          Clear Channel Communications, Inc.*  ............................     39,813
                                                                               ------------
               Medical Products & Supplies (2.1%)
  900          Medtronic Inc . .................................................     42,638
                                                                               ------------
               Oil & Gas Products (1.1%)
  700          Input/Output, Inc.*  ............................................     22,050
                                                                               ------------
               Pharmaceuticals (2.4%)
1,000          Johnson & Johnson  ..............................................     47,750
                                                                               ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   60








DEAN WITTER RETIREMENT SERIES -CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

NUMBER OF
   SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
             Restaurants (0.8%)
1,260        Brinker International, Inc.*  ...................................  $   16,538
                                                                               ------------
             Retail -Department Stores (2.2%)
1,800        Wal-Mart Stores, Inc.  ..........................................      43,200
                                                                               ------------
             Retail -Drugs Stores (2.2%)
1,400        Walgreen Co.  ...................................................      44,450
                                                                               ------------
             Retail -Food Chains (2.3%)
1,100        Albertson's, Inc.  ..............................................      45,100
                                                                               ------------
             Retail -Specialty (3.9%)
  900        Home Depot, Inc.  ...............................................      45,450
1,900        Staples, Inc.*  .................................................      31,350
                                                                               ------------
                                                                                    76,800
                                                                               ------------
             Utilities (2.1%)
3,768        Citizens Utilities Co. (Series A)* (Note 3)  ....................      41,448
                                                                               ------------
             TOTAL COMMON STOCKS (Identified Cost $1,678,590)  ...............   1,786,754
                                                                               ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                         VALUE
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (a) (14.8%)
             U.S. GOVERNMENT AGENCIES
$175         Federal Farm Credit Bank
             5.22% due 08/01/96  .............................................    175,000
 120         Federal Home Loan Banks
             5.62% due 08/01/96  .............................................    120,000
                                                                               ------------
             TOTAL SHORT-TERM INVESTMENTS
             (Amortized Cost $295,000)  ......................................    295,000
                                                                               ------------

 TOTAL INVESTMENTS
(Identified Cost $1,973,590) (b)    104.7%    2,081,754
LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS ................    (4.7)      (93,901)
                                  --------  -----------
NET ASSETS ......................   100.0%   $1,987,853
                                  ========  ===========

------------

 *  Non-income producing security.

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes is $1,978,342; the aggregate gross unrealized appreciation is $166,642 and the aggregate gross unrealized depreciation is $63,230, resulting in net unrealized appreciation of $103,412.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (98.1%)
             Aerospace (2.7%)
39,000       Raytheon Co.  ...................................................   $1,891,500
                                                                               -------------
             Aluminum (2.6%)
31,000       Aluminum Co. of America  ........................................    1,798,000
                                                                               -------------
             Automotive (5.3%)
64,000       Chrysler Corp.  .................................................    1,816,000
57,200       Ford Motor Co.  .................................................    1,859,000
                                                                               -------------
                                                                                  3,675,000
                                                                               -------------
             Banks (2.7%)
21,700       NationsBank Corp.  ..............................................    1,863,487
                                                                               -------------
             Banks -Money Center (2.7%)
23,500       BankAmerica Corp.  ..............................................    1,874,125
                                                                               -------------
             Beverages -Soft Drinks (2.5%)
56,000       PepsiCo Inc.  ...................................................    1,771,000
                                                                               -------------
             Chemicals (5.2%)
23,000       Du Pont (E.I.) de Nemours & Co., Inc.  ..........................    1,857,250
34,100       Eastman Chemical Co.  ...........................................    1,781,725
                                                                               -------------
                                                                                  3,638,975
                                                                               -------------
             Computers -Systems (2.7%)
17,500       International Business Machines Corp.  ..........................    1,887,812
                                                                               -------------
             Conglomerates (5.2%)
 2,700       Imation Corp.*  .................................................       61,425
27,000       Minnesota Mining & Manufacturing Co.  ...........................    1,755,000
37,000       Tenneco, Inc.  ..................................................    1,822,250
                                                                               -------------
                                                                                  3,638,675
                                                                               -------------
             Drugs (2.5%)
20,200       Bristol-Myers Squibb Co.  .......................................    1,749,825
                                                                               -------------
             Drugs & Healthcare (2.6%)
42,000       Abbott Laboratories  ............................................    1,848,000
                                                                               -------------
             Electric -Major (2.6%)
21,900       General Electric Co.  ...........................................    1,804,012
                                                                               -------------
             Energy (2.6%)
31,500       Kerr-McGee Corp.  ...............................................    1,795,500
                                                                               -------------
             Foods (5.2%)
56,000       Quaker Oats Company (The)  ......................................    1,792,000
12,700       Unilever NV (ADR) (Netherlands)  ................................    1,806,575
                                                                               -------------
                                                                                  3,598,575
                                                                               -------------
             Machinery -Agricultural (2.5%)
50,000       Deere & Co.  ....................................................    1,787,500
                                                                               -------------
             Manufacturing -Diversified (5.2%)
34,800       Honeywell, Inc.  ................................................   $1,844,400
48,500       Timken Co.  .....................................................    1,776,313
                                                                               -------------
                                                                                  3,620,713
                                                                               -------------
             Metals & Mining (2.6%)
30,500       Phelps Dodge Corp.  .............................................    1,791,875
                                                                               -------------
             Natural Gas (2.5%)
44,000       Enron Corp.  ....................................................    1,732,500
                                                                               -------------
             Office Equipment (2.6%)
38,000       Pitney Bowes, Inc.  .............................................    1,843,000
                                                                               -------------
             Oil -Domestic (5.2%)
26,400       Amoco Corp.  ....................................................    1,765,500
50,000       Ashland, Inc.  ..................................................    1,831,250
                                                                               -------------
                                                                                  3,596,750
                                                                               -------------
             Oil Integrated -International (2.6%)
22,000       Exxon Corp.  ....................................................    1,809,500
                                                                               -------------
             Paper & Forest Products (2.6%)
43,000       Weyerhaeuser Co.  ...............................................    1,795,250



                                                                               -------------
             Photography (2.7%)
25,000       Eastman Kodak Co.  ..............................................    1,865,625
                                                                               -------------
             Railroads (2.7%)
38,800       CSX Corp.  ......................................................    1,872,100
                                                                               -------------
             Retail -Department Stores (2.7%)
42,400       May Department Stores Co.  ......................................    1,902,700
                                                                               -------------
             Retail -Food Chains (2.6%)
49,500       American Stores Co.  ............................................    1,843,875
                                                                               -------------
             Telecommunications (2.6%)
49,500       Sprint Corp.  ...................................................    1,812,938
                                                                               -------------
             Telephones (2.5%)
30,200       Bell Atlantic Corp.  ............................................    1,785,575
                                                                               -------------
             Tobacco (2.6%)
17,200       Philip Morris Companies, Inc.  ..................................    1,799,550
                                                                               -------------
             Utilities -Electric (6.8%)
78,000       Houston Industries, Inc.  .......................................    1,764,750
56,000       New England Electric System  ....................................    1,771,000
61,500       Pacific Gas & Electric Co.  .....................................    1,214,625
                                                                               -------------
                                                                                  4,750,375
                                                                               -------------
             TOTAL COMMON STOCKS
             (Identified Cost $61,143,388)  ..................................   68,444,312
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                         VALUE
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a) (2.4%)
             U.S. GOVERNMENT AGENCY
$1,700       Federal Home Loan Banks 5.62% due 08/01/96 (Amortized Cost         $1,700,000
             $1,700,000)  ....................................................
                                                                               ------------

 TOTAL INVESTMENTS
(IDENTIFIED COST $62,843,388) (b)    100.5%    70,144,312
LIABILITIES IN EXCESS OF CASH AND
OTHER ASSETS ......................    (0.5)      (381,700)
                                    --------  ------------
NET ASSETS ........................   100.0%   $69,762,612
                                    ========  ============

------------

  ADR   American Depository Receipt.

   *    Non-income producing security.

   (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes is $62,918,003; the aggregate gross unrealized appreciation is $8,841,457 and the aggregate gross unrealized depreciation is $1,615,148, resulting in net unrealized appreciation of $7,226,309.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -UTILITIES
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
              COMMON STOCKS (81.7%)
              Natural Gas (16.6%)
10,000        American Water Works Company, Inc.  .............................  $  198,750
 5,000        Enron Corp.  ....................................................     196,875
 5,500        MCN Corp.  ......................................................     129,250
 5,000        NorAm Energy Corp.  .............................................      54,375
 5,000        Pacific Enterprises  ............................................     146,875
 3,500        PanEnergy Corp.  ................................................     111,125
 4,000        Questar Corp.  ..................................................     126,000
 2,500        Sonat, Inc.  ....................................................     106,562
 2,000        Tenneco, Inc.  ..................................................      98,500
 2,000        Williams Companies, Inc.  .......................................      91,750
                                                                                -----------
                                                                                  1,260,062
                                                                                -----------
              Telecommunications (35.8%)
 5,000        360 Communications Co.*  ........................................     115,625
 3,000        Airtouch Communications, Inc.*  .................................      82,500
 5,000        Alcatel Alsthom (ADR) (France)  .................................      81,250
 4,000        Alltel Corp.  ...................................................     109,500
 2,000        AT&T Corp.  .....................................................     104,250
 3,000        BellSouth Corp.  ................................................     123,000
 3,000        Cable & Wireless PLC (ADR) (United Kingdom)  ....................      56,625
 2,500        Century Telephone Enterprises, Inc.  ............................      79,687
 5,000        Comcast Corp. (Class A Special)  ................................      70,625
 4,500        Frontier Corp.  .................................................     126,562
 3,500        GTE Corp.  ......................................................     144,375
 4,000        IntelCom Group, Inc.*  ..........................................      77,000
 4,000        LCI International, Inc.*  .......................................     121,000
 5,000        Liberty Media Group (Class A)*  .................................     110,000
 4,200        MCI Communications Corp.  .......................................     102,900
 7,000        Metromedia International Group Inc.*  ...........................      71,750
 2,000        SBC Communications, Inc.  .......................................      97,750
 3,000        Sprint Corp.  ...................................................     109,875
 3,000        Tele Danmark AS (ADR) (Denmark)  ................................      70,125
 5,000        Telefonica de Argentina S.A. (ADR) (Argentina)  .................     116,875
 3,000        Telefonica de Espana S.A. (ADR) (Spain)  ........................     156,750
 2,000        Telefonos de Mexico S.A. de C.V. (Series L) (ADR) (Mexico)  .....      61,250
 3,000        Telephone & Data Systems, Inc.  .................................     115,875
 2,700        Teleport Communications Group Inc. (Class A)*  ..................      41,850
 5,000        U.S. West Media Group*  .........................................  $   86,250
 3,000        Vodafone Group PLC (ADR) (United Kingdom)  ......................     107,250
 7,000        WorldCom, Inc.*  ................................................     181,125
                                                                                -----------
                                                                                  2,721,624
                                                                                -----------
              Utilities -Electric (29.3%)
 3,000        Central & South West Corp.  .....................................      80,250
 3,000        CINergy Corp.  ..................................................      88,875
 4,000        CMS Energy Corp.  ...............................................     121,500
 4,000        DPL, Inc.  ......................................................      90,500
 4,050        DQE, Inc.  ......................................................     110,869
 2,500        Duke Power Co.  .................................................     119,687
 6,000        Edison International  ...........................................      93,000
 3,000        Enersis S.A. (ADR) (Chile)  .....................................      91,500
 4,000        Entergy Corp.  ..................................................     102,000
 5,000        General Public Utilities Corp.  .................................     162,500
 4,000        Illinova Corp.  .................................................     103,000
 3,500        NIPSCO Industries, Inc.  ........................................     130,813
 4,000        Northwestern Public Service Co.  ................................     109,500
 3,500        PacifiCorp  .....................................................      73,063
 5,000        Peco Energy Co.  ................................................     117,500
 3,000        Pinnacle West Capital Corp.  ....................................      84,750
 3,000        Public Service Company of Colorado  .............................     106,125
              Public Service Company of
 5,000        New Mexico  .....................................................      99,375
 4,000        Teco Energy, Inc.  ..............................................      93,000
 2,800        Unicom Corp.  ...................................................      65,800
 3,000        Utilicorp United, Inc.  .........................................      80,625
 3,500        Western Resources, Inc.  ........................................     100,188
                                                                                -----------
                                                                                  2,224,420
                                                                                -----------
              TOTAL COMMON STOCKS
              (Identified Cost $5,593,805)  ...................................   6,206,106
                                                                                -----------






              PREFERRED STOCKS (1.8%)
              Utilities -Electric
 2,000        Alabama Power Capital Trust I (Series Q) $1.84  .................      47,000
 1,000        Duquesne Capital LP (Series A) $2.09  ...........................      24,625
 1,500        Public Service Electric & Gas Co. $2.00  ........................      36,938
 1,000        Virginia Power Capital $2.01  ...................................      24,875
                                                                                -----------
              TOTAL PREFERRED STOCKS
              (Identified Cost $137,264)  .....................................     133,438
                                                                                -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -UTILITIES
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-----------------------------------------------------------------------------------------
             CORPORATE BOND (0.6%)
             Telecommunications
             Southwestern Bell Telephone Co. 7.25% due 07/15/25 (Identified
$50          Cost $51,438)  .................................................. $   46,894
                                                                               ----------
             U.S. GOVERNMENT AGENCY (0.3%)
             Tennessee Valley Authority
25           8.00% due 03/31/45 (Identified Cost $25,000)  ...................     25,375
                                                                               ----------
             SHORT-TERM INVESTMENTS (a) (14.5%)
             U.S. GOVERNMENT AGENCIES
500          Federal Home Loan Banks 5.62% due 08/01/96  .....................    500,000
600          Federal Home Loan Mortgage Corp. 5.19% due 08/01/96  ............    600,000
                                                                               ----------
             TOTAL SHORT-TERM INVESTMENTS (Amortized Cost $1,100,000)  .......  1,100,000
                                                                               ----------

 TOTAL INVESTMENTS
(IDENTIFIED COST $6,907,507) (b)      98.9%    7,511,813
CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES ............     1.1        81,484
                                   --------  -----------
NET ASSETS .......................   100.0%   $7,593,297
                                   ========  ===========

------------

   ADR  American Depository Receipt.

   *    Non-income producing security.

   (a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes is $6,910,995; the aggregate gross unrealized appreciation is $794,335 and the aggregate gross unrealized depreciation is $193,517, resulting in net unrealized appreciation of $600,818.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
               COMMON STOCKS (97.3%)
               Aerospace & Defense (1.4%)
  445          Boeing Co.  .....................................................   $  39,382
  610          General Dynamics Corp.  .........................................      39,040
  490          Lockheed Martin Corp.  ..........................................      40,609
  950          McDonnell Douglas Corp.  ........................................      42,512
  620          Northrop Grumman Corp.  .........................................      42,625
  850          Raytheon Co.  ...................................................      41,225
  800          Rockwell International Corp.  ...................................      42,000
  325          United Technologies Corp.  ......................................      36,603
                                                                                 -------------
                                                                                     323,996
                                                                                 -------------
               Airlines (0.7%)
  550          AMR Corp.*  .....................................................      43,381
  600          Delta Air Lines, Inc.  ..........................................      41,925
1,750          Southwest Airlines Co.  .........................................      43,312
2,400          USAir Group, Inc.*  .............................................      43,800
                                                                                 -------------
                                                                                     172,418
                                                                                 -------------
               Aluminum (0.4%)
1,200          Alcan Aluminum Ltd. (Canada)  ...................................      35,700
  700          Aluminum Co. of America  ........................................      40,600
  700          Reynolds Metals Co.  ............................................      35,525
                                                                                 -------------
                                                                                     111,825
                                                                                 -------------
               Auto Parts -After Market (0.7%)
2,050          Cooper Tire & Rubber Co.  .......................................      38,694
1,300          Echlin, Inc.  ...................................................      43,387
  860          Genuine Parts Co.  ..............................................      36,442
  950          Goodyear Tire & Rubber Co.  .....................................      42,037
                                                                                 -------------
                                                                                     160,560
                                                                                 -------------
               Automobiles (0.5%)
1,400          Chrysler Corp.  .................................................      39,725
1,150          Ford Motor Co.  .................................................      37,375
  900          General Motors Corp.  ...........................................      43,875
                                                                                 -------------
                                                                                     120,975
                                                                                 -------------
               Banks -Money Center (1.1%)
  495          BankAmerica Corp.  ..............................................      39,476
  530          Bankers Trust New York Corp.  ...................................      38,094
  600          Chase Manhattan Corp.  ..........................................      41,700
  500          Citicorp  .......................................................      40,937
1,050          First Chicago NBD Corp.  ........................................      40,425
  450          Morgan (J.P.) & Co., Inc.  ......................................      38,700
                                                                                 -------------
                                                                                     239,332
                                                                                 -------------
               Banks -Regional (4.1%)
1,100          Banc One Corp.  .................................................      38,087
  750          Bank of Boston Corp.  ...........................................      39,750
  800          Bank of New York Co., Inc.  .....................................      41,200
  600          Barnett Banks, Inc.  ............................................   $  36,825
  970          Boatmen's Bancshares, Inc.  .....................................      38,679
  880          Comerica, Inc.  .................................................      38,610
1,000          Corestates Financial Corp.  .....................................      39,250
  700          Fifth Third Bancorp  ............................................      36,225
  650          First Bank System, Inc.  ........................................      39,812
  650          First Union Corp.  ..............................................      41,275
  900          Fleet Financial Group, Inc.  ....................................      36,450
1,000          KeyCorp  ........................................................      38,625
  750          Mellon Bank Corp.  ..............................................      39,562
1,050          National City Corp.  ............................................      36,356
  490          NationsBank Corp.  ..............................................      42,079
1,050          Norwest Corp.  ..................................................      37,275
1,280          PNC Bank Corp.  .................................................      37,280
  600          Republic New York Corp.  ........................................      38,025
1,000          SunTrust Banks, Inc.  ...........................................      36,750
1,075          U.S. Bancorp  ...................................................      36,819
  850          Wachovia Corp.  .................................................      37,612
  160          Wells Fargo & Co.  ..............................................      37,260
                                                                                 -------------
                                                                                     843,806
                                                                                 -------------
               Beverages -Alcoholic (0.8%)
  570          Anheuser-Busch Companies, Inc.  .................................      42,607
1,100          Brown-Forman Corp. (Class B)  ...................................      40,425
2,300          Coors (Adolph) Co.  .............................................      42,550
1,130          Seagram Co. Ltd. (Canada)  ......................................      37,572
                                                                                 -------------



                                                                                     163,154
                                                                                 -------------
               Beverages -Soft Drinks (0.4%)
  870          Coca Cola Co.  ..................................................      40,781
1,160          PepsiCo Inc.  ...................................................      36,685
                                                                                 -------------
                                                                                      77,466
                                                                                 -------------
               Broadcast Media (0.6%)
2,800          Comcast Corp. (Class A Special)  ................................      39,550
2,500          Tele-Communications, Inc. (Class A)*  ...........................      35,625
2,300          U.S. West Media Group*  .........................................      39,675
                                                                                 -------------
                                                                                     114,850
                                                                                 -------------
               Building Materials (0.6%)
1,400          Masco Corp.  ....................................................      39,025
  950          Owens-Corning Fiberglas Corp.  ..................................      35,981
  900          Sherwin-Williams Co.  ...........................................      40,725
                                                                                 -------------
                                                                                     115,731
                                                                                 -------------
               Chemicals (1.9%)
  750          Air Products & Chemicals, Inc.  .................................      40,031
  530          Dow Chemical Co.  ...............................................      39,419
  445          Du Pont (E.I.) de Nemours & Co., Inc.  ..........................      35,934

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   66







DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
  750        Eastman Chemical Co.  ...........................................    $ 39,187
1,150        Goodrich (B.F.) Co.  ............................................      41,687
  750        Hercules, Inc.  .................................................      37,594
1,400        Monsanto Co.  ...................................................      43,750
1,080        Praxair, Inc.  ..................................................      41,445
  600        Rohm & Haas Co.  ................................................      35,700
  960        Union Carbide Corp.  ............................................      40,320
                                                                               -------------
                                                                                   395,067
                                                                               -------------
             Chemicals -Diversified (0.8%)
  800        Avery Dennison Corp.  ...........................................      41,400
2,000        Engelhard Corp.  ................................................      41,000
  650        FMC Corp.*  .....................................................      41,925
  800        PPG Industries, Inc.  ...........................................      39,400
                                                                               -------------
                                                                                   163,725
                                                                               -------------
             Chemicals -Specialty (0.9%)
  650        Grace (W.R.) & Co.  .............................................      41,437
  650        Great Lakes Chemical Corp.  .....................................      37,456
1,070        Morton International, Inc.  .....................................      38,520
1,250        Nalco Chemical Co.  .............................................      37,500
  700        Sigma-Aldrich Corp.  ............................................      36,400
                                                                               -------------
                                                                                   191,313
                                                                               -------------
             Communications -
             Equipment/Manufacturers (2.0%)
1,050        3Com Corp.*  ....................................................      41,344
  950        Andrew Corp.*  ..................................................      38,475
1,650        Bay Networks, Inc.*  ............................................      37,950
  750        Cabletron Systems, Inc.*  .......................................      42,937
  780        Cisco Systems, Inc.*  ...........................................      40,365
1,250        DSC Communications Corp.*  ......................................      37,187
1,600        General Instrument Corp.*  ......................................      40,200
  850        Northern Telecom Ltd. (Canada)  .................................      39,950
3,100        Scientific-Atlanta, Inc.  .......................................      41,462
  700        Tellabs, Inc.*  .................................................      41,825
                                                                               -------------
                                                                                   401,695
                                                                               -------------
             Computer Software & Services (1.9%)
1,500        Autodesk, Inc.  .................................................      34,500
1,000        Automatic Data Processing, Inc.  ................................      39,625
  900        Ceridian Corp.*  ................................................      39,150
  820        Computer Associates International, Inc.  ........................      41,717
  600        Computer Sciences Corp.*  .......................................      40,800
  535        First Data Corp.  ...............................................      41,529
  350        Microsoft Corp.*  ...............................................      41,212
3,700        Novell, Inc.*  ..................................................      39,312
1,050        Oracle Corp.*  ..................................................      40,950
  700        Shared Medical Systems Corp.  ...................................      38,325
                                                                               -------------
                                                                                   397,120
                                                                               -------------
             Computers -Systems (2.6%)
4,500        Amdahl Corp.*  ..................................................    $ 44,437
2,000        Apple Computer, Inc.*  ..........................................      43,750
  800        COMPAQ Computer Corp.*  .........................................      43,800
4,050        Data General Corp.*  ............................................      42,019
1,200        Digital Equipment Corp.*  .......................................      42,450
2,000        EMC Corp.*  .....................................................      38,750
1,000        Hewlett-Packard Co.  ............................................      44,000
3,850        Intergraph Corp.*  ..............................................      39,944
  360        International Business Machines Corp.  ..........................      38,835
1,550        Silicon Graphics, Inc.*  ........................................      36,425
  750        Sun Microsystems, Inc.*  ........................................      40,875
4,150        Tandem Computers Inc.*  .........................................      43,575
6,200        Unisys Corp.*  ..................................................      36,425
                                                                               -------------
                                                                                   535,285
                                                                               -------------
             Conglomerates (0.6%)
1,130        Teledyne, Inc.  .................................................      40,680
  850        Tenneco, Inc.  ..................................................      41,862
  550        Textron Inc.  ...................................................      44,000
                                                                               -------------
                                                                                   126,542
                                                                               -------------
             Containers -Metal & Glass (0.4%)
1,650        Ball Corp.  .....................................................      41,044
  850        Crown Cork & Seal Co., Inc.*  ...................................      37,825
                                                                               -------------
                                                                                    78,869
                                                                               -------------
             Containers -Paper (0.6%)
1,130        Bemis Company, Inc.  ............................................      36,866



3,200        Stone Container Corp.  ..........................................      40,000
  800        Temple-Inland Inc.  .............................................      37,900
                                                                               -------------
                                                                                   114,766
                                                                               -------------
             Cosmetics (0.8%)
1,000        Alberto-Culver Co. (Class B)  ...................................      43,125
  840        Avon Products, Inc.  ............................................      36,960
  650        Gillette Co.  ...................................................      41,356
  900        International Flavors & Fragrances Inc.  ........................      38,475
                                                                               -------------
                                                                                   159,916
                                                                               -------------
             Distributors -
             Consumer Products (0.6%)
2,950        Fleming Cos., Inc.  .............................................      44,619
1,350        SuperValu Stores, Inc.  .........................................      37,631
1,400        Sysco Corp.  ....................................................      40,600
                                                                               -------------
                                                                                   122,850
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   67








DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Electrical Equipment (1.7%)
1,100        AMP, Inc.  ......................................................    $ 42,487
  450        Emerson Electric Co.  ...........................................      37,969
  450        General Electric Co.  ...........................................      37,069
  950        General Signal Corp.  ...........................................      37,169
  565        Grainger (W.W.), Inc.  ..........................................      39,691
  700        Honeywell, Inc.  ................................................      37,100
  550        Raychem Corp.  ..................................................      36,369
1,100        Thomas & Betts Corp.  ...........................................      40,150
2,350        Westinghouse Electric Corp.  ....................................      39,362
                                                                               -------------
                                                                                   347,366
                                                                               -------------
             Electronics -Defense (0.2%)
2,300        EG & G, Inc.  ...................................................      41,687
                                                                               -------------
             Electronics -Instrumentation (0.4%)
  760        Perkin-Elmer Corp.  .............................................      39,710
  950        Tektronix, Inc.  ................................................      36,337
                                                                               -------------
                                                                                    76,047
                                                                               -------------
             Electronics -Semiconductors (1.5%)
3,300        Advanced Micro Devices, Inc.*  ..................................      40,012
1,650        Applied Materials, Inc.*  .......................................      39,187
  550        Intel Corp.  ....................................................      41,250
1,950        LSI Logic Corp.*  ...............................................      38,025
2,000        Micron Technology, Inc.  ........................................      37,500
  750        Motorola, Inc.  .................................................      40,500
2,800        National Semiconductor Corp.*  ..................................      39,550
  900        Texas Instruments Inc.  .........................................      38,925
                                                                               -------------
                                                                                   314,949
                                                                               -------------
             Engineering & Construction (0.4%)
  650        Fluor Corp.  ....................................................      39,162
  950        Foster Wheeler Corp.  ...........................................      40,969
                                                                               -------------
                                                                                    80,131
                                                                               -------------
             Entertainment (0.8%)
1,050        King World Productions Inc.*  ...................................      37,669
1,150        Time Warner, Inc.  ..............................................      40,106
1,050        Viacom, Inc. (Class B)*  ........................................      36,750
  750        Walt Disney Co.  ................................................      41,719
                                                                               -------------
                                                                                   156,244
                                                                               -------------
             Financial -Miscellaneous (1.6%)
  920        American Express Co.  ...........................................      40,250
1,100        American General Corp.  .........................................      38,225
  430        Federal Home Loan Mortgage Corp.  ...............................      36,227
1,300        Federal National Mortgage Assoc.  ...............................      41,275
1,300        Green Tree Financial Corp.  .....................................      43,712
1,500        MBNA Corp.  .....................................................      41,812
  700        MGIC Investment Corp.  ..........................................      42,000
  600        Transamerica Corp.  .............................................      41,475
                                                                               -------------
                                                                                   324,976
                                                                               -------------
             Foods (2.6%)
2,400        Archer-Daniels-Midland Co.  .....................................    $ 42,600
  585        Campbell Soup Co.  ..............................................      39,707
  960        ConAgra, Inc.  ..................................................      40,800
  550        CPC International Inc.  .........................................      36,781
  700        General Mills, Inc.  ............................................      37,975
1,150        Heinz (H.J.) Co.  ...............................................      38,094
  550        Hershey Foods Corp.  ............................................      45,100
  540        Kellogg Co.  ....................................................      40,365
1,300        Quaker Oats Company (The)  ......................................      41,600
  650        Ralston-Ralston Purina Group  ...................................      40,787
1,200        Sara Lee Corp.  .................................................      38,400
  280        Unilever NV (ADR) (Netherlands)  ................................      39,830
  800        Wrigley (Wm.) Jr. Co. (Class A)  ................................      41,300
                                                                               -------------
                                                                                   523,339
                                                                               -------------
             Gold Mining (1.4%)
1,550        Barrick Gold Corp. (Canada)  ....................................      43,206
4,600        Battle Mountain Gold Co.  .......................................      41,975
4,100        Echo Bay Mines Ltd. (Canada)  ...................................      42,025
2,350        Homestake Mining Co.  ...........................................      38,481
  850        Newmont Mining Corp.  ...........................................      41,969
1,650        Placer Dome Inc. (Canada)  ......................................      38,569
3,000        Santa Fe Pacific Gold Corp.  ....................................      40,125
                                                                               -------------
                                                                                   286,350
                                                                               -------------





             Hardware & Tools (0.6%)
1,050        Black & Decker Corp.  ...........................................      38,587
  950        Snap-On, Inc.  ..................................................      42,156
1,340        Stanley Works  ..................................................      38,190
                                                                               -------------
                                                                                   118,933
                                                                               -------------
             Healthcare -Diversified (1.4%)
  935        Abbott Laboratories  ............................................      41,140
1,030        Allergan, Inc.  .................................................      41,972
  680        American Home Products Corp.  ...................................      38,590
  470        Bristol-Myers Squibb Co.  .......................................      40,714
  840        Johnson & Johnson  ..............................................      40,110
1,000        Mallinckrodt Group, Inc.  .......................................      37,375
  700        Warner-Lambert Co.  .............................................      38,150
                                                                               -------------
                                                                                   278,051
                                                                               -------------
             Healthcare -Drugs (1.0%)
  690        Lilly (Eli) & Co.  ..............................................      38,640
  630        Merck & Co., Inc.  ..............................................      40,477
  550        Pfizer, Inc.  ...................................................      38,431
  930        Pharmacia & Upjohn, Inc.  .......................................      38,362
  750        Schering-Plough Corp.  ..........................................      41,344
                                                                               -------------
                                                                                   197,254
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   68







DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Healthcare -Miscellaneous (0.8%)
1,650        Alza Corp.*  ....................................................    $ 40,837
  800        Amgen Inc.*  ....................................................      43,700
4,200        Beverly Enterprises, Inc.*  .....................................      39,900
1,100        Manor Care, Inc.  ...............................................      36,300
                                                                               -------------
                                                                                   160,737
                                                                               -------------
             Healthcare HMOs (0.4%)
2,550        Humana, Inc.*  ..................................................      42,712
1,250        United Healthcare Corp.  ........................................      42,187
                                                                               -------------
                                                                                    84,899
                                                                               -------------
             Heavy Duty Trucks & Parts (1.2%)
1,100        Cummins Engine Co., Inc.  .......................................      41,112
1,400        Dana Corp.  .....................................................      39,025
  700        Eaton Corp.  ....................................................      39,025
1,800        ITT Industries, Inc.  ...........................................      41,400
4,400        Navistar International Corp.*  ..................................      44,000
  850        PACCAR, Inc.  ...................................................      38,462
                                                                               -------------
                                                                                   243,024
                                                                               -------------
             Home Building (0.6%)
1,300        Centex Corp.  ...................................................      37,700
3,200        Kaufman & Broad Home Corp.  .....................................      38,000
1,500        Pulte Corp.  ....................................................      37,875
                                                                               -------------
                                                                                   113,575
                                                                               -------------
             Hospital Management (0.6%)
  700        Columbia/HCA Healthcare Corp.  ..................................      35,875
4,600        Community Psychiatric Centers*  .................................      36,800
2,100        Tenet Healthcare Corp.*  ........................................      40,687
                                                                               -------------
                                                                                   113,362
                                                                               -------------
             Hotels/Motels (0.8%)
1,700        Harrah's Entertainment, Inc.*  ..................................      37,400
  410        Hilton Hotels Corp.  ............................................      41,820
  640        ITT Corp.*  .....................................................      36,320
  770        Marriot International, Inc.  ....................................      39,559
                                                                               -------------
                                                                                   155,099
                                                                               -------------
             Household Furnishings & Appliances (0.6%)
  680        Armstrong World Industries Inc.  ................................      37,740
1,850        Maytag Corp.  ...................................................      37,000
  800        Whirlpool Corp.  ................................................      39,400
                                                                               -------------
                                                                                   114,140
                                                                               -------------
             Household Products (0.8%)
  480        Clorox Co.  .....................................................      43,620
  500        Colgate-Palmolive Co.  ..........................................      39,250
  530        Kimberly-Clark Corp.  ...........................................   $  40,280
  450        Procter & Gamble Co.  ...........................................      40,219
                                                                               -------------
                                                                                   163,369
                                                                               -------------
             Housewares (0.6%)
1,250        Newell Co.  .....................................................      40,156
1,350        Rubbermaid, Inc.  ...............................................      38,812
  950        Tupperware Corp.  ...............................................      40,612
                                                                               -------------
                                                                                   119,580
                                                                               -------------
             Insurance Brokers (0.6%)
2,300        Alexander & Alexander Services, Inc.  ...........................      37,950
  800        Aon Corp.  ......................................................      38,900
  410        Marsh & McLennan Cos., Inc.  ....................................      37,156
                                                                               -------------
                                                                                   114,006
                                                                               -------------
             Investment Banking/Brokerage (1.0%)
  700        Dean Witter, Discover & Co. (Note 3)  ...........................      35,612
  650        Merrill Lynch & Co., Inc.  ......................................      39,244
  900        Morgan Stanley Group, Inc.  .....................................      43,875
  950        Salomon, Inc.  ..................................................      40,612
  900        Travelers Group, Inc.  ..........................................      38,025
                                                                               -------------
                                                                                   197,368
                                                                               -------------
             Leisure Time (0.6%)
1,650        Bally Entertainment Corp.*  .....................................      43,106
2,150        Brunswick Corp.  ................................................      40,850
2,500        Outboard Marine Corp.  ..........................................      39,062



                                                                               -------------
                                                                                   123,018
                                                                               -------------
             Life Insurance (1.2%)
  733        Jefferson-Pilot Corp.  ..........................................      38,482
  950        Lincoln National Corp.  .........................................      40,494
1,000        Providian Corp.  ................................................      39,625
  900        Torchmark Corp.  ................................................      38,362
  630        UNUM Corp.  .....................................................      38,430
1,350        USLIFE Corp.  ...................................................      40,162
                                                                               -------------
                                                                                   235,555
                                                                               -------------
             Machine Tools (0.4%)
1,800        Cincinnati Milacron, Inc.  ......................................      35,550
3,450        Giddings & Lewis, Inc.  .........................................      39,675
                                                                               -------------
                                                                                    75,225
                                                                               -------------
             Machinery -Diversified (2.0%)
1,050        Briggs & Stratton Corp.  ........................................      39,506
  950        Case Corp.  .....................................................      42,037
  550        Caterpillar, Inc.  ..............................................      36,231

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   69







DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
1,070        Cooper Industries, Inc.  ........................................   $  42,131
1,100        Deere & Co.  ....................................................      39,325
1,300        Harnischfeger Industries, Inc.  .................................      40,300
1,000        Ingersoll-Rand Co.  .............................................      42,625
  750        NACCO Industries, Inc. (Class A)  ...............................      38,531
1,150        Timken Co.  .....................................................      42,119
  900        Varity Corp.*  ..................................................      42,300
                                                                               -------------
                                                                                   405,105
                                                                               -------------
             Manufactured Housing (0.2%)
1,320        Fleetwood Enterprises, Inc.  ....................................      40,095
                                                                               -------------
             Manufacturing -Diversified (1.9%)
  675        AlliedSignal, Inc.  .............................................      39,656
1,000        Crane Co.  ......................................................      36,500
  900        Dover Corp.  ....................................................      38,587
  650        Illinois Tool Works Inc.  .......................................      41,844
  550        Johnson Controls, Inc.  .........................................      39,600
1,100        Millipore Corp.  ................................................      37,537
1,600        Pall Corp.  .....................................................      38,600
1,200        Parker-Hannifin Corp.  ..........................................      41,850
1,400        Trinova Corp.  ..................................................      41,650
  930        Tyco International Ltd.  ........................................      38,130
                                                                               -------------
                                                                                   393,954
                                                                               -------------
             Medical Products & Supplies (1.8%)
1,300        Bard (C.R.), Inc.  ..............................................      39,650
1,150        Bausch & Lomb, Inc.  ............................................      40,825
  900        Baxter International, Inc.  .....................................      37,462
  500        Becton, Dickinson & Co.  ........................................      37,312
2,750        Biomet, Inc.*  ..................................................      41,937
  900        Boston Scientific Corp.*  .......................................      42,975
  750        Medtronic Inc.  .................................................      35,531
1,250        St. Jude Medical, Inc.*  ........................................      41,719
1,200        United States Surgical Corp.  ...................................      41,100
                                                                               -------------
                                                                                   358,511
                                                                               -------------
             Metals -Miscellaneous (1.0%)
1,550        ASARCO, Inc.  ...................................................      37,200
1,750        Cyprus Amax Minerals Co.  .......................................      37,625
1,400        Freeport-McMoran Copper & Gold, Inc. (Class B)  .................      41,475
1,300        Inco Ltd. (Canada)  .............................................      39,975
  650        Phelps Dodge Corp.  .............................................      38,188
                                                                               -------------
                                                                                   194,463
                                                                               -------------
             Miscellaneous (2.1%)
1,500        Airtouch Communications, Inc.*  .................................    $ 41,250
             American Greetings Corp.
1,650        (Class A)  ......................................................      39,600
1,100        Corning, Inc.  ..................................................      40,563
1,350        Dial Corp.  .....................................................      39,488
  850        Harcourt General, Inc.  .........................................      40,694
  700        Harris Corp.  ...................................................      40,250
2,200        Jostens, Inc.  ..................................................      42,075
  590        Minnesota Mining & Manufacturing Co.  ...........................      38,350
  660        Pioneer Hi-Bred International, Inc.  ............................      35,475
  450        TRW, Inc.  ......................................................      40,669
1,700        Whitman Corp.  ..................................................      38,038
                                                                               -------------
                                                                                   436,452
                                                                               -------------
             Multi-Line Insurance (0.8%)
  700        Aetna Inc.  .....................................................      40,728
    1        Aetna Inc. (Class C) (Conv. Pref.) $1.48+  ......................          58
  420        American International Group, Inc.  .............................      39,533
  380        CIGNA Corp.  ....................................................      40,470
  840        ITT Hartford Group, Inc.*  ......................................      44,415
                                                                               -------------
                                                                                   165,204
                                                                               -------------
             Office Equipment & Supplies (0.8%)
  950        Alco Standard Corp.  ............................................      41,563
2,300        Moore Corp. Ltd. (Canada)  ......................................      39,963
  800        Pitney Bowes, Inc.  .............................................      38,800
  840        Xerox Corp.  ....................................................      42,315
                                                                               -------------
                                                                                   162,641
                                                                               -------------
             Oil & Gas Drilling (0.4%)
1,150        Helmerich & Payne, Inc.  ........................................      40,250
2,600        Rowan Cos., Inc.*  ..............................................      37,375
                                                                               -------------
                                                                                    77,625
                                                                               -------------



             Oil -Domestic Integrated (2.1%)
  750        Amerada Hess Corp.  .............................................      36,469
1,150        Ashland, Inc.  ..................................................      42,119
  350        Atlantic Richfield Co.  .........................................      40,600
  750        Kerr-McGee Corp.  ...............................................      42,750
  775        Louisiana Land & Exploration Co.  ...............................      41,850
1,850        Occidental Petroleum Corp.  .....................................      41,394
  850        Pennzoil Co.  ...................................................      41,756
1,000        Phillips Petroleum Co.  .........................................      39,500
1,400        Sun Co., Inc.  ..................................................      36,225
1,140        Unocal Corp.  ...................................................      37,193
1,750        USX-Marathon Group  .............................................      35,875
                                                                               -------------
                                                                                   435,731
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   70







DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Oil -Exploration & Production (0.6%)
1,000        Burlington Resources, Inc.  .....................................   $  42,750
2,500        Oryx Energy Co.*  ...............................................      39,375
3,600        Santa Fe Energy Resources, Inc.*  ...............................      40,950
                                                                               -------------
                                                                                   123,075
                                                                               -------------
             Oil -International Integrated (1.2%)
  600        Amoco Corp.  ....................................................      40,125
  650        Chevron Corp.  ..................................................      37,619
  450        Exxon Corp.  ....................................................      37,013
  340        Mobil Corp.  ....................................................      37,528
  270        Royal Dutch Petroleum Co. (Netherlands)  ........................      40,736
  500        Texaco, Inc.  ...................................................      42,500
                                                                               -------------
                                                                                   235,521
                                                                               -------------
             Oil Well Equipment & Services (1.1%)
1,250        Baker Hughes, Inc.  .............................................      36,719
1,450        Dresser Industries, Inc.  .......................................      39,150
  720        Halliburton Co.  ................................................      37,530
2,050        McDermott International, Inc.  ..................................      37,156
  480        Schlumberger, Ltd.  .............................................      38,400
  650        Western Atlas, Inc.*  ...........................................      35,263
                                                                               -------------
                                                                                   224,218
                                                                               -------------
             Paper & Forest Products (2.3%)
1,250        Boise Cascade Corp.  ............................................      40,625
  950        Champion International Corp.  ...................................      40,138
  480        Georgia-Pacific Corp.  ..........................................      35,880
1,000        International Paper Co.  ........................................      37,875
1,600        James River Corp. of Virginia  ..................................      40,400
1,800        Louisiana-Pacific Corp.  ........................................      36,675
  700        Mead Corp.  .....................................................      38,325
1,050        Potlatch Corp.  .................................................      39,375
  800        Union Camp Corp.  ...............................................      38,400
1,450        Westvaco Corp.  .................................................      41,144
  850        Weyerhaeuser Co.  ...............................................      35,488
  700        Willamette Industries, Inc.  ....................................      40,600
                                                                               -------------
                                                                                   464,925
                                                                               -------------
             Personal Loans (0.4%)
  700        Beneficial Corp.  ...............................................      37,800
  515        Household International, Inc.  ..................................      38,368
                                                                               -------------
                                                                                    76,168
                                                                               -------------
             Photography/Imaging (0.4%)  .....................................
  600        Eastman Kodak Co.  ..............................................      44,775
  850        Polaroid Corp.  .................................................      35,913
                                                                               -------------
                                                                                    80,688
                                                                               -------------
             Pollution Control (0.6%)
1,850        Browning-Ferris Industries, Inc.  ...............................   $  41,394
4,400        Laidlaw Inc. (Class B) (Canada)  ................................      40,700
1,400        WMX Technologies, Inc.  .........................................      41,475
                                                                               -------------
                                                                                   123,569
                                                                               -------------
             Property -Casualty Insurance (1.3%)
  950        Allstate Corp.  .................................................      42,513
1,000        Chubb Corp.  ....................................................      41,750
  260        General Re Corp.  ...............................................      38,155
  500        Loews Corp.  ....................................................      40,313
1,100        SAFECO Corp.  ...................................................      37,813
  690        St. Paul Companies, Inc.  .......................................      35,708
2,400        USF&G Corp.  ....................................................      38,100
                                                                               -------------
                                                                                   274,352
                                                                               -------------
             Publishing (0.6%)
  650        Dun & Bradstreet Corp.  .........................................      37,375
1,000        McGraw-Hill, Inc.  ..............................................      39,000
1,050        Meredith Corp.  .................................................      42,656
                                                                               -------------
                                                                                   119,031
                                                                               -------------
             Publishing -Newspaper (1.2%)
  950        Dow Jones & Co., Inc.  ..........................................      37,169
  600        Gannett Co., Inc.  ..............................................      39,375
  600        Knight-Ridder Newspapers, Inc.  .................................      39,300
1,350        New York Times Co. (Class A)  ...................................      39,319
1,045        Times Mirror Co. (Class A)  .....................................      43,237
  550        Tribune Co.  ....................................................      38,500
                                                                               -------------



                                                                                   236,900
                                                                               -------------
             Railroads (1.0%)
  500        Burlington Northern Santa Fe Corp.  .............................      39,438
  600        Conrail, Inc.  ..................................................      39,300
  850        CSX Corp.  ......................................................      41,013
  500        Norfolk Southern Corp.  .........................................      40,438
  550        Union Pacific Corp.  ............................................      37,675
                                                                               -------------
                                                                                   197,864
                                                                               -------------
             Restaurants (1.2%)
5,000        Darden Restaurants, Inc.  .......................................      39,375
1,800        Luby's Cafeterias, Inc.  ........................................      43,650
  850        McDonald's Corp.  ...............................................      39,419
5,150        Ryan's Family Steak Houses, Inc.*  ..............................      38,625
4,400        Shoney's Inc.*  .................................................      40,150
2,050        Wendy's International, Inc.  ....................................      34,850
                                                                               -------------
                                                                                   236,069
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   71







DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Retail -Department Stores (1.2%)
1,300        Dillard Department Stores, Inc. (Class A)  ......................   $  40,788
1,230        Federated Department Stores, Inc.*  .............................      37,208
1,000        May Department Stores Co.  ......................................      44,875
  800        Mercantile Stores Co., Inc.  ....................................      39,200
1,000        Nordstrom, Inc.  ................................................      41,375
  800        Penney (J.C.) Co., Inc.  ........................................      39,800
                                                                               -------------
                                                                                   243,246
                                                                               -------------
             Retail -Drug Stores (0.6%)
1,050        Longs Drug Stores Corp.  ........................................      40,688
1,300        Rite Aid Corp.  .................................................      38,675
1,300        Walgreen Co.  ...................................................      41,275
                                                                               -------------
                                                                                   120,638
                                                                               -------------
             Retail -Food Chains (1.2%)
  910        Albertson's, Inc.  ..............................................      37,310
1,200        American Stores Co.  ............................................      44,700
1,190        Giant Food, Inc. (Class A)  .....................................      40,014
1,450        Great Atlantic & Pacific Tea Co., Inc.  .........................      40,056
  960        Kroger Co.*  ....................................................      36,240
1,150        Winn-Dixie Stores, Inc.  ........................................      40,250
                                                                               -------------
                                                                                   238,570
                                                                               -------------
             Retail -General Merchandise (0.8%)
1,350        Dayton-Hudson Corp.  ............................................      40,838
3,800        Kmart Corp.*  ...................................................      38,000
  950        Sears, Roebuck & Co.  ...........................................      38,950
1,650        Wal-Mart Stores, Inc.  ..........................................      39,600
                                                                               -------------
                                                                                   157,388
                                                                               -------------
             Retail -Specialty (1.8%)
1,185        Circuit City Stores, Inc.  ......................................      37,328
  800        Home Depot, Inc.  ...............................................      40,400
1,300        Lowe's Companies, Inc.  .........................................      42,413
1,030        Melville Corp.  .................................................      40,299
1,250        Pep Boys-Manny Moe & Jack  ......................................      37,813
2,150        Price/Costco, Inc.*  ............................................      43,806
1,000        Tandy Corp.  ....................................................      42,250
1,550        Toys 'R' Us, Inc.*  .............................................      40,881
2,100        Woolworth Corp.*  ...............................................      40,425
                                                                               -------------
                                                                                   365,615
                                                                               -------------
             Retail -Specialty Apparel (0.8%)
6,600        Charming Shoppes, Inc.  .........................................      41,663
1,400        Gap, Inc.  ......................................................      41,650
1,950        Limited (The), Inc.  ............................................    $ 37,538
1,350        TJX Companies, Inc.  ............................................      40,669
                                                                               -------------
                                                                                   161,520
                                                                               -------------
             Savings & Loan Companies (0.6%)
1,600        Ahmanson (H.F.) & Co.  ..........................................      40,400
  700        Golden West Financial Corp.  ....................................      38,850
1,580        Great Western Financial Corp.  ..................................      37,525
                                                                               -------------
                                                                                   116,775
                                                                               -------------
             Shoes (0.6%)
  400        Nike, Inc. (Class B)  ...........................................      41,150
1,200        Reebok International Ltd. (United Kingdom)  .....................      42,000
5,700        Stride Rite Corp.  ..............................................      41,325
                                                                               -------------
                                                                                   124,475
                                                                               -------------
             Specialized Services (1.6%)
1,450        Block (H.&R.), Inc.  ............................................      37,881
1,250        CUC International, Inc.*  .......................................      43,438
1,200        Ecolab, Inc.  ...................................................      37,050
1,000        Interpublic Group of Companies, Inc.  ...........................      44,125
1,000        National Service Industries, Inc.  ..............................      38,125
2,150        Ogden Corp.  ....................................................      41,388
2,550        Safety-Kleen Corp.  .............................................      44,306
  785        Service Corp. International  ....................................      43,273
                                                                               -------------
                                                                                   329,586
                                                                               -------------
             Specialty Printing (0.6%)
1,075        Deluxe Corp.  ...................................................      39,641
1,300        Donnelley (R.R.) & Sons Co.  ....................................      41,925
1,550        Harland (John H.) Co.  ..........................................      37,588
                                                                               -------------
                                                                                   119,154



                                                                               -------------
             Steel (1.1%)
8,100        Armco, Inc.*  ...................................................      36,450
4,100        Bethlehem Steel Corp.*  .........................................      41,000
2,400        Inland Steel Industries, Inc.  ..................................      41,700
  800        Nucor Corp.  ....................................................      37,500
1,550        USX-U.S. Steel Group  ...........................................      39,331
1,950        Worthington Industries, Inc.  ...................................      36,806
                                                                               -------------
                                                                                   232,787
                                                                               -------------
             Telecommunications -Long Distance (0.8%)
  850        AT&T Corp.  .....................................................      44,306
1,750        MCI Communications Corp.  .......................................      42,875
1,050        Sprint Corp.  ...................................................      38,456
1,600        WorldCom, Inc.*  ................................................      41,400
                                                                               -------------
                                                                                   167,037
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   72







DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Textiles (1.0%)
1,550        Fruit of the Loom, Inc. (Class A)*  .............................  $    39,138
1,175        Liz Claiborne, Inc.  ............................................       38,334
1,300        Russell Corp.  ..................................................       43,550
  800        Springs Industries, Inc. (Class A)  .............................       36,500
  650        VF Corp.  .......................................................       36,319
                                                                               -------------
                                                                                    193,841
                                                                               -------------
             Tobacco (0.6%)
  930        American Brands, Inc.  ..........................................       42,315
  400        Philip Morris Companies, Inc.  ..................................       41,850
1,200        UST, Inc.  ......................................................       39,900
                                                                               -------------
                                                                                    124,065
                                                                               -------------
             Toys (0.4%)
1,050        Hasbro Inc.  ....................................................       37,669
1,450        Mattel, Inc.  ...................................................       35,888
                                                                               -------------
                                                                                     73,557
                                                                               -------------
             Transportation -Miscellaneous (0.4%)
  500        Federal Express Corp.*  .........................................       38,875
1,450        Ryder System, Inc.  .............................................       38,606
                                                                               -------------
                                                                                     77,481
                                                                               -------------
             Truckers (0.6%)
2,150        Caliber System, Inc.  ...........................................       39,238
2,200        Consolidated Freightways, Inc.  .................................       43,175
2,900        Yellow Corp.*  ..................................................       36,613
                                                                               -------------
                                                                                    119,026
                                                                               -------------
             Utilities -Electric (4.9%)
  930        American Electric Power Co., Inc.  ..............................       38,595
1,450        Baltimore Gas & Electric Co.  ...................................       37,338
1,050        Carolina Power & Light Co.  .....................................       37,800
1,350        Central & South West Corp.  .....................................       36,113
1,330        CINergy Corp.  ..................................................       39,401
1,500        Consolidated Edison Co. of New York, Inc.  ......................       40,500
1,500        Detroit Edison Co.  .............................................       43,125
  990        Dominion Resources, Inc.  .......................................       37,249
  800        Duke Power Co.  .................................................       38,300
2,430        Edison International  ...........................................       37,665
1,500        Entergy Corp.  ..................................................       38,250
  900        FPL Group, Inc.  ................................................       40,838
1,200        General Public Utilities Corp.  .................................       39,000
1,790        Houston Industries, Inc.  .......................................       40,499
5,630        Niagara Mohawk Power Corp.*  ....................................       40,818
  800        Northern States Power Co.  ......................................  $    35,800
1,850        Ohio Edison Co.  ................................................       38,850
2,050        Pacific Gas & Electric Co.  .....................................       40,488
1,750        PacifiCorp  .....................................................       36,531
1,550        Peco Energy Co.  ................................................       36,425
1,700        PP&L Resources, Inc.  ...........................................       38,038
1,450        Public Service Enterprise Group, Inc.  ..........................       37,881
1,700        Southern Co.  ...................................................       38,463
  970        Texas Utilities Co.  ............................................       40,740
1,700        Unicom Corp.  ...................................................       39,950
  980        Union Electric Co.  .............................................       36,873
                                                                               -------------
                                                                                  1,005,530
                                                                               -------------
             Utilities -Natural Gas (2.7%)
1,000        Coastal Corp.  ..................................................       37,250
  760        Columbia Gas System, Inc.  ......................................       40,755
  800        Consolidated Natural Gas Co.  ...................................       40,300
1,300        Eastern Enterprises  ............................................       41,763
  900        Enron Corp.  ....................................................       35,438
1,900        ENSERCH Corp.  ..................................................       37,525
1,550        NICOR, Inc.  ....................................................       43,981
3,750        NorAm Energy Corp.  .............................................       40,781
1,600        ONEOK, Inc.  ....................................................       42,200
1,500        Pacific Enterprises  ............................................       44,063
1,300        PanEnergy Corp.  ................................................       41,275
1,200        Peoples Energy Corp.  ...........................................       37,350
  900        Sonat, Inc.  ....................................................       38,363
  770        Williams Companies, Inc.  .......................................       35,324
                                                                               -------------
                                                                                    556,368
                                                                               -------------
             Utilities -Telephone (1.8%)
1,450        Alltel Corp.  ...................................................       39,694
  750        Ameritech Corp.  ................................................       41,625
  700        Bell Atlantic Corp.  ............................................       41,388
  950        BellSouth Corp.  ................................................       38,950



1,000        GTE Corp.  ......................................................       41,250
  900        NYNEX Corp.  ....................................................       40,388
1,150        Pacific Telesis Group  ..........................................       38,669
  850        SBC Communications, Inc.  .......................................       41,544
1,170        U.S. West Communications Group                .  ................       35,539
                                                                               -------------
                                                                                    359,047
                                                                               -------------
             TOTAL COMMON STOCKS
             (Identified Cost $17,671,690)  ..................................   19,837,412
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                      VALUE
---------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (6.2%)
             U.S. GOVERNMENT AGENCY (a) (2.0%)
$ 400        Federal National Mortgage Assoc. 5.26% due 08/13/96  ............                $  399,299
                                                                                            -------------
             REPURCHASE AGREEMENT (4.2%)
             The Bank of New York 5.75% due 08/01/96 (dated 07/31/96;
             proceeds $861,663; collateralized by $1,021,571 Federal Mortgage
             Acceptance Corp. 7.00% due 04/01/24 valued at $878,756)
  862        (Identified Cost $861,525)  .....................................                   861,525
                                                                                            -------------
             TOTAL SHORT-TERM
             INVESTMENTS
             (Identified Cost $1,260,824)  ...................................                 1,260,824
                                                                                            -------------

 TOTAL INVESTMENTS
(IDENTIFIED COST $18,932,514) (b)     103.5%    21,098,236
LIABILITIES IN EXCESS OF
OTHER ASSETS ......................    (3.5)      (719,001)
                                    --------  ------------
NET ASSETS ........................   100.0%   $20,379,235
                                    ========  ============

------------

  ADR   American Depository Receipt.

   +    Acquired through a special stock dividend.

   *    Non-income producing security.

   (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes is $18,942,744; the aggregate gross unrealized appreciation is $2,929,470 and the aggregate gross unrealized depreciation is $773,978, resulting in net unrealized appreciation of $2,155,492.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
                 COMMON AND PREFERRED STOCKS (94.8%)
                 ARGENTINA (0.7%)
                 Brewery
  1,000          Quilmes Industrial S.A. (ADR)  ..................................   $   9,625
                                                                                   -------------
                 Energy
  4,300          Perez Companc S.A. (Class B)  ...................................      25,113
  1,000          Yacimentos Petroliferos Fiscales S.A. (ADR)  ....................      21,000
                                                                                   -------------
                                                                                        46,113
                                                                                   -------------
                 Steel
  1,500          Siderar S.A. (A Shares) (ADR)* -144A**  .........................      29,437
                                                                                   -------------
                 TOTAL ARGENTINA  ................................................      85,175
                                                                                   -------------
                 AUSTRALIA (1.0%)
                 Business Services
  4,800          Mayne Nickless Ltd.  ............................................      27,285
                                                                                   -------------
                 Energy
  1,700          Broken Hill Proprietary Co. Ltd.  ...............................      22,391
                                                                                   -------------
                 Metals & Mining
 20,000          M.I.M. Holdings Ltd.  ...........................................      23,357
 14,000          Pasminco Ltd.  ..................................................      20,248
                                                                                   -------------
                                                                                        43,605
                                                                                   -------------
                 Retail
  7,990          Woolworth's Ltd.  ...............................................      17,982
                                                                                   -------------
                 TOTAL AUSTRALIA  ................................................     111,263
                                                                                   -------------
                 AUSTRIA (0.3%)
                 Energy
    330          OMV AG  .........................................................      30,740
                                                                                   -------------
                 BELGIUM (0.2%)
                 Retail
    500          G.I.B. Holdings Ltd.  ...........................................      22,126
                                                                                   -------------
                 BRAZIL (1.6%)
                 Appliances & Household Durables
  2,000          Refrigeracao Parana S.A. (ADR)  .................................      26,260
                                                                                   -------------
                 Steel & Iron
  2,900          Usinas Siderurgicas de Minas Gerais S.A. (S Shares) (ADR)  ......      30,798
                                                                                   -------------
                 Supermarkets
  2,000          Companhia Brasileiras de Distribuicao (GDR) -144A**  ............      35,500
                                                                                   -------------
                 Telecommunications
    900          Telecommunicacoes Brasileiras S.A. (ADR)  .......................   $  65,250
                                                                                   -------------
                 Utilities -Electric
  1,200          Companhia Energetica de Minas Gerais S.A. (ADR)  ................      32,700
                                                                                   -------------
                 TOTAL BRAZIL  ...................................................     190,508
                                                                                   -------------
                 CANADA (0.4%)
                 Metals & Mining
  1,500          Barrick Gold Corp.  .............................................      41,755
                                                                                   -------------
                 CHILE (0.8%)
                 Foods & Beverages
    500          Compania Cervecerias Unidas S.A. (ADR)  .........................      11,875
    500          Embotelladora Andina S.A. (ADR)  ................................      18,500
                                                                                   -------------
                                                                                        30,375
                                                                                   -------------
                 Forest Products, Paper & Packaging
  1,000          Cristalerias de Chile (ADR)  ....................................      24,375
                                                                                   -------------
                 Telecommunications
    350          Compania de Telecommunicaciones de Chile S.A. (ADR)  ............      33,994
                                                                                   -------------
                 TOTAL CHILE  ....................................................      88,744
                                                                                   -------------
                 DENMARK (0.5%)
                 Pharmaceuticals
    200          Novo-Nordisk AS (Series B)  .....................................      28,975
                                                                                   -------------
                 Transportation
    300          Kobenhavns Lufthavne AS  ........................................      30,065



                                                                                   -------------
                 TOTAL DENMARK  ..................................................      59,040
                                                                                   -------------
                 EGYPT (0.1%)
                 Banking
  1,000          Commercial International Bank (GDR)*  ...........................      13,900
                                                                                   -------------
                 FINLAND (0.3%)
                 Manufacturing
    800          KCI Konecranes International*  ..................................      20,854
    500          Valmet Corp. (ADR)  .............................................      15,625
                                                                                   -------------
                 TOTAL FINLAND  ..................................................      36,479
                                                                                   -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   75







DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             FRANCE (2.4%)
             Banking
   300       Societe Generale  ...............................................    $ 33,087
                                                                               -------------
             Broadcast Media
   200       Societe Television Francaise 1  .................................      23,499
                                                                               -------------
             Building Materials
   200       Compagnie de Saint-Gobain  ......................................      25,140
                                                                               -------------
             Business & Public Services
   200       Compagnie Generale des Eaux  ....................................      20,577
                                                                               -------------
             Financial Services
   350       Credit Local de France  .........................................      29,059
                                                                               -------------
             Foods & Beverages
   160       LVMH Moet-Hennessy Louis Vuitton  ...............................      35,420
                                                                               -------------
             Pharmaceuticals
   550       Sanofi S.A.  ....................................................      42,769
                                                                               -------------
             Retail
    75       Carrefour Supermarche  ..........................................      41,133
   180       Castorama Dubois Investissement  ................................      35,200
                                                                               -------------
                                                                                    76,333
                                                                               -------------
             TOTAL FRANCE  ...................................................     285,884
                                                                               -------------
             GERMANY (1.8%)
             Apparel
   400       Adidas AG  ......................................................      31,239
                                                                               -------------
             Automotive
    60       Volkswagen AG  ..................................................      20,374
                                                                               -------------
             Business Services
   300       SAP AG (Pref.)  .................................................      42,886
                                                                               -------------
             Chemicals
   700       BASF AG  ........................................................      18,801
                                                                               -------------
             Manufacturing -Diversified
   100       Mannesmann AG  ..................................................      35,891
                                                                               -------------
             Pharmaceuticals
   100       Gehe AG  ........................................................      62,004
                                                                               -------------
             TOTAL GERMANY  ..................................................     211,195
                                                                               -------------
             HONG KONG (4.0%)
             Banking
 6,000       Hang Seng Bank Ltd.  ............................................      59,549
 3,140       HSBC Holdings PLC  ..............................................      50,146
                                                                               -------------
                                                                                   109,695
                                                                               -------------
             Conglomerates
10,000       Hutchison Whampoa, Ltd.  ........................................    $ 59,742
 6,500       Swire Pacific Ltd. (Class A)  ...................................      55,685
                                                                               -------------
                                                                                   115,427
                                                                               -------------
             Hotels
44,000       Harbour Centre Development  .....................................      57,467
                                                                               -------------
             Real Estate
10,000       Cheung Kong (Holdings) Ltd.  ....................................      68,212
 3,000       Sun Hung Kai Properties Ltd.  ...................................      28,320
                                                                               -------------
                                                                                    96,532
                                                                               -------------
             Telecommunications
 2,700       Hong Kong Telecommunications, Ltd. (ADR)  .......................      44,550
                                                                               -------------
             Transportation
 2,500       The Guangshen Railway Co., Ltd. (ADR)*  .........................      45,000
                                                                               -------------
             TOTAL HONG KONG  ................................................     468,671
                                                                               -------------
             INDIA (0.2%)
             Aluminum
   300       Hindalco Industries Ltd. (GDR)* -144A**  ........................      10,125
                                                                               -------------
             Building & Construction
   600       Larsen & Toubro Ltd. (GDR)  .....................................       9,750
                                                                               -------------



             TOTAL INDIA  ....................................................      19,875
                                                                               -------------
             INDONESIA (0.3%)
             Telecommunications
 1,100       PT Indosat (ADR)  ...............................................      33,550
                                                                               -------------
             ITALY (1.0%)
             Energy
 1,500       Ente Nazionale Idrocarburi SpA (ADR)  ...........................      66,937
                                                                               -------------
             Telecommunications
10,000       Stet Societa' Finanziaria Telefonica SpA  .......................      30,435
10,000       Telecom Italia Mobile SpA  ......................................      20,949
                                                                               -------------
                                                                                    51,384
                                                                               -------------
             TOTAL ITALY  ....................................................     118,321
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   76







DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             JAPAN (34.2%)
             Automotive
10,000       Mitsubishi Motors Corp.  ........................................   $  84,457
 3,000       Suzuki Motor Co. Ltd.  ..........................................      35,674
                                                                               -------------
                                                                                   120,131
                                                                               -------------
             Banking
 9,000       Asahi Bank, Ltd.  ...............................................     100,281
 5,000       Sanwa Bank, Ltd.  ...............................................      87,079
 5,000       Sumitomo Bank  ..................................................      91,760
 3,000       Sumitomo Trust & Banking  .......................................      39,326
                                                                               -------------
                                                                                   318,446
                                                                               -------------
             Brewery
 2,000       Kirin Brewery Co., Ltd.  ........................................      23,783
                                                                               -------------
             Building & Construction
 8,000       Nishimatsu Construction Co.  ....................................      80,899
 7,000       Sekisui House Ltd.  .............................................      76,685
                                                                               -------------
                                                                                   157,584
                                                                               -------------
             Building Materials
 2,000       Tostem Corp.  ...................................................      61,049
 1,000       Toyo Shutter  ...................................................       8,708
                                                                               -------------
                                                                                    69,757
                                                                               -------------
             Business Services
 4,000       Dai Nippon Printing Co. Ltd.  ...................................      75,281
 1,000       Secom Co.  ......................................................      65,543
                                                                               -------------
                                                                                   140,824
                                                                               -------------
             Chemicals
12,000       Asahi Chemical Industry Co. Ltd.  ...............................      82,022
 8,000       Kaneka Corp.  ...................................................      53,109
 6,000       Nippon Shokubai K.K. Co.  .......................................      55,169
 3,000       Shin-Etsu Chemical Co.  .........................................      55,744
                                                                               -------------
                                                                                   246,044
                                                                               -------------
             Computer Software
 1,000       Square Co. Ltd.  ................................................      54,120
                                                                               -------------
             Consumer Products
 6,000       Kao Corp.  ......................................................      79,775
                                                                               -------------
             Electronics
 6,000       Canon, Inc.  ....................................................     113,483
 9,000       Hitachi, Ltd.  ..................................................      74,747
 4,000       Matsushita Electric Industrial Co. Ltd.  ........................      69,663
 3,000       NEC Corp.  ......................................................      31,461
 1,000       Sony Corp.  .....................................................      63,202
                                                                               -------------
                                                                                   352,556
                                                                               -------------
             Electronics - Semiconductors/Components
 1,000       Kyocera Corp.  ..................................................    $ 68,446
 2,000       Rohm Co., Ltd.  .................................................     119,850
 2,000       Ryoyo Electro Corp.  ............................................      41,199
                                                                               -------------
                                                                                   229,495
                                                                               -------------
             Engineering & Construction
 2,000       Kajima Corp.  ...................................................      19,101
 8,000       Kawasaki Heavy Industries  ......................................      38,802
                                                                               -------------
                                                                                    57,903
                                                                               -------------
             Financial Services
 8,000       New Japan Securities Co., Ltd.*  ................................      40,974
 3,000       Nomura Securities Co. Ltd.  .....................................      52,528
 2,000       Orix Corp.  .....................................................      78,652
 1,000       Promise Co., Ltd.  ..............................................      48,034
                                                                               -------------
                                                                                   220,188
                                                                               -------------
             Food Processing
 1,000       Stamina Foods  ..................................................       8,099
                                                                               -------------
             Furniture
 1,000       Itoki Crebio Corp.  .............................................       8,408
                                                                               -------------
             Insurance
 5,000       Dai-Tokyo Fire & Marine Insurance Co. Ltd.  .....................      34,878



 6,000       Tokio Marine & Fire Insurance Co.  ..............................      74,719
                                                                               -------------
                                                                                   109,597
                                                                               -------------
             International Trade
 5,000       Mitsubishi Corp.  ...............................................      63,202
13,000       Mitsui & Co.  ...................................................     114,663
                                                                               -------------
                                                                                   177,865
                                                                               -------------
             Leisure
 1,000       Nintendo Corp., Ltd.  ...........................................      70,037
                                                                               -------------
             Machine Tools
 7,000       Asahi Diamond Industries Co. Ltd.  ..............................      84,551
                                                                               -------------
             Machinery
 2,000       Daikin Industries Ltd.  .........................................      21,161
 9,000       Komatsu Ltd.  ...................................................      82,500
 1,000       Mabuchi Motor Co.  ..............................................      61,330
 4,000       Minebea Co., Ltd.  ..............................................      32,584
11,000       Mitsubishi Heavy Industries, Ltd.  ..............................      93,212
 1,000       Nippon Thompson Co.  ............................................       7,921
                                                                               -------------
                                                                                   298,708
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   77







DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
              Manufacturing
 1,000        Bridgestone Metalpha Corp.  .....................................  $    12,734
 2,000        Nippon Electric Glass Co., Ltd.  ................................       34,082
                                                                                -------------
                                                                                      46,816
                                                                                -------------
              Metals & Mining
21,000        Nippon Steel Co.  ...............................................       69,803
                                                                                -------------
              Pharmaceuticals
 5,000        Eisai Co. Ltd.  .................................................       92,228
 1,000        Terumo  .........................................................       11,985
                                                                                -------------
                                                                                     104,213
                                                                                -------------
              Real Estate
 1,000        Cesar Co.  ......................................................        8,820
10,000        Sumitomo Realty & Development  ..................................       73,970
                                                                                -------------
                                                                                      82,790
                                                                                -------------
              Restaurants
     5        Yoshinoya D & C Company Ltd.  ...................................       65,543
                                                                                -------------
              Retail
 1,000        Aoyama Trading Co., Ltd.  .......................................       27,434
 5,000        Izumiya Co. Ltd.  ...............................................       94,101
 2,000        Jusco Co.  ......................................................       64,420
                                                                                -------------
                                                                                     185,955
                                                                                -------------
              Steel & Iron
35,000        NKK Corp.*  .....................................................       99,953
                                                                                -------------
              Telecommunications
    20        DDI Corp.  ......................................................      161,611
     4        Nippon Telegraph & Telephone  ...................................       28,539
                                                                                -------------
                                                                                     190,150
                                                                                -------------
              Textiles -Apparel
 4,000        Kuraray Co. Ltd.  ...............................................       43,820
 4,000        Tokyo Style  ....................................................       67,416
                                                                                -------------
                                                                                     111,236
                                                                                -------------
              Transportation
    12        East Japan Railway Co.  .........................................       62,360
 9,000        Nippon Yusen Kabushiki Kaish  ...................................       50,646
 8,000        Yamato Transport Co. Ltd.  ......................................       93,633
                                                                                -------------
                                                                                     206,639
                                                                                -------------
              TOTAL JAPAN  ....................................................    3,990,969
                                                                                -------------
              MALAYSIA (3.0%)
              Banking
11,000        DCB Holdings Berhad  ............................................       33,510
 4,000        Malayan Banking Berhad  .........................................       34,151
22,666        Public Bank Berhad  .............................................       41,792
                                                                                -------------
                                                                                     109,453
                                                                                -------------
              Building & Construction
 9,000        United Engineers Malaysia Berhad  ...............................   $   60,606
                                                                                -------------
              Entertainment
25,000        Magnum Corporation Berhad  ......................................       39,081
                                                                                -------------
              Machinery
 6,000        UMW Holdings Berhad  ............................................       22,487
                                                                                -------------
              Natural Gas
 5,000        Petronas Gas Berhad  ............................................       19,541
                                                                                -------------
              Telecommunications
12,000        Technology Resources Industries Berhad*  ........................       36,796
                                                                                -------------
              Tobacco
15,000        RJ Reynolds Berhad  .............................................       43,591
                                                                                -------------
              Utilities -Electric
 5,000        Tenaga Nasional Berhad  .........................................       21,044
                                                                                -------------
              TOTAL MALAYSIA  .................................................      352,599
                                                                                -------------
              MEXICO (2.3%)
              Automotive



 3,200        Sanluis Corporacion S.A. de C.V. (Units)++  .....................       18,737
                                                                                -------------
              Banking
10,000        Grupo Financiero Banamex Accival S.A. de C.V. (B Shares)*  ......       19,122
   609        Grupo Financiero Banamex Accival S.A. de C.V. (Series L)*  ......        1,087
                                                                                -------------
                                                                                      20,209
                                                                                -------------
              Building & Construction
 8,000        Corporacion GEO S.A. de C.V. (Series B)*  .......................       34,340
   600        Empresas ICA Sociedad Controladora S.A. de C.V. (ADR)*  .........        8,025
                                                                                -------------
                                                                                      42,365
                                                                                -------------
              Building Materials
 3,000        Apasco S.A. de C.V.  ............................................       16,616
 1,087        Cementos de Mexico S.A. (B Shares)  .............................        3,885
20,000        Grupo Cementos de Chihuahua S.A. de C.V. (B Shares)*  ...........       21,522
                                                                                -------------
                                                                                      42,023
                                                                                -------------
              Conglomerates
 6,914        Grupo Industria Alfa S.A. de C.V. (A Shares)  ...................       27,992
                                                                                -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   78







DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
                Foods & Beverages
   500          Panamerican Beverages, Inc. (Class A)  ..........................    $ 21,562
                                                                                  -------------
                Manufacturing
 2,000          Elamax S.A. de C.V.*  ...........................................      16,250
                                                                                  -------------
                Metals & Mining
 2,000          Industrias Penoles S.A.  ........................................       8,282
 2,200          Tubos de Acero de Mexico S.A. de C.V. (ADR)*  ...................      21,862
                                                                                  -------------
                                                                                       30,144
                                                                                  -------------
                Telecommunications
 1,800          Telefonos de Mexico S.A. de C.V. (Series L) (ADR)  ..............      55,125
                                                                                  -------------
                TOTAL MEXICO  ...................................................     274,407
                                                                                  -------------
                NETHERLANDS (2.5%)
                Banking
   400          ABN-AMRO Holding NV  ............................................      21,208
                                                                                  -------------
                Building Materials
   400          Hunter Douglas NV  ..............................................      26,268
                                                                                  -------------
                Business & Public Services
   700          Randstad Holdings NV  ...........................................      51,477
                                                                                  -------------
                Furniture
   700          Ahrend Groep NV  ................................................      29,530
                                                                                  -------------
                Insurance
   500          Aegon NV  .......................................................      22,939
   875          ING Groep NV  ...................................................      26,850
                                                                                  -------------
                                                                                       49,789
                                                                                  -------------
                Publishing
   900          Elsevier NV  ....................................................      13,673
   200          Wegener NV  .....................................................      21,789
   500          Wolters Kluwer NV  ..............................................      58,165
                                                                                  -------------
                                                                                       93,627
                                                                                  -------------
                Retail
   500          Koninklijke Ahold NV  ...........................................      25,421
                                                                                  -------------
                TOTAL NETHERLANDS  ..............................................     297,320
                                                                                  -------------
                NEW ZEALAND (0.2%)
                Telecommunications
   300          Telecom Corporation of New Zealand Ltd. (ADR)  ..................      22,087
                                                                                  -------------
                NORWAY (0.3%)
                Insurance
 6,500          UNI Storebrand AS (A Shares)*  ..................................    $ 31,556
                                                                                  -------------
                PANAMA (0.3%)
                Banking
   700          Banco Latinoamericano de Exportaciones S.A. (E Shares)  .........      35,875
                                                                                  -------------
                PERU (0.7%)
                Metals & Mining
 2,500          Companhia de Minas Buenaventura S.A. (ADR)*  ....................      44,687
                                                                                  -------------
                Telecommunications
 1,500          CPT Telefonica del Peru S.A. (ADR)  .............................      32,813
                                                                                  -------------
                TOTAL PERU  .....................................................      77,500
                                                                                  -------------
                PORTUGAL (0.2%)
                Telecommunications
 1,100          Portugal Telecom S.A. (ADR)  ....................................      28,187
                                                                                  -------------
                SINGAPORE (3.4%)
                Banking
 4,500          Development Bank of Singapore, Ltd.  ............................      50,966
 5,000          United Overseas Bank, Ltd.  .....................................      43,888
                                                                                  -------------
                                                                                       94,854
                                                                                  -------------
                Foods & Beverages
 4,800          Fraser & Neave Ltd.  ............................................      48,248
                                                                                  -------------
                Machinery -Diversified
 5,000          Keppel Corp., Ltd.  .............................................      37,871
                                                                                  -------------
                Publishing
 4,000          Singapore Press Holdings Ltd.  ..................................      69,654



                                                                                  -------------
                Real Estate
17,000          DBS Land Ltd.  ..................................................      53,670
 9,000          Singapore Land Ltd.  ............................................      57,655
                                                                                  -------------
                                                                                      111,325
                                                                                  -------------
                Transportation
 4,000          Singapore Airlines Ltd.  ........................................      40,207
                                                                                  -------------
                TOTAL SINGAPORE  ................................................     402,159
                                                                                  -------------
                SOUTH KOREA (0.1%)
                Utilities -Electric
   450          Korea Electric Power Corp. (ADR)  ...............................       9,281
                                                                                  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                   79







DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
               SPAIN (1.3%)
               Banks
1,100          Banco Bilbao Vizcaya  ...........................................    $ 46,187
  200          Banco Popular Espanol S.A.  .....................................      34,513
                                                                                 -------------
                                                                                      80,700
                                                                                 -------------
               Telecommunications
  500          Telefonica de Espana S.A. (ADR)  ................................      26,125
                                                                                 -------------
               Utilities -Electric
  700          Empresa Nacional de Electricidad S.A.  ..........................      40,914
                                                                                 -------------
               TOTAL SPAIN  ....................................................     147,739
                                                                                 -------------
               SWEDEN (1.6%)
               Automotive
1,400          Autoliv AB  .....................................................      39,921
                                                                                 -------------
               Business & Public Services
1,200          Assa Abloy AB (Series B)  .......................................      18,929
                                                                                 -------------
               Machinery
2,300          Kalmar Industries AB  ...........................................      45,176
                                                                                 -------------
               Pharmaceuticals
1,000          Astra AB (Series "A" Free)  .....................................      42,089
                                                                                 -------------
               Telecommunications
2,250          Ericsson (L.M.) Telephone Co. AB (Series "B" Free)  .............      45,218
                                                                                 -------------
               TOTAL SWEDEN  ...................................................     191,333
                                                                                 -------------
               SWITZERLAND (0.6%)
               Pharmaceuticals
   30          Ciba-Geigy AG  ..................................................      35,614
   30          Sandoz AG (Series B)  ...........................................      33,283
                                                                                 -------------
               TOTAL SWITZERLAND  ..............................................      68,897
                                                                                 -------------
               UNITED KINGDOM (5.9%)
               Aerospace
8,300          Rolls-Royce PLC  ................................................      28,016
                                                                                 -------------
               Aerospace & Defense
2,437          British Aerospace PLC  ..........................................      35,178
2,900          Smiths Industries PLC  ..........................................      32,253
                                                                                 -------------
                                                                                      67,431
                                                                                 -------------
               Auto Parts
3,116          BBA Group PLC  ..................................................      14,153
                                                                                 -------------
               Banking
4,400          Lloyds TSB Group PLC  ...........................................    $ 23,681
1,970          National Westminster Bank PLC  ..................................      19,183
                                                                                 -------------
                                                                                      42,864
                                                                                 -------------
               Beverages
1,500          Bass PLC  .......................................................      18,269
2,000          Guinness PLC  ...................................................      14,311
                                                                                 -------------
                                                                                      32,580
                                                                                 -------------
               Broadcast Media
3,600          Flextech PLC*  ..................................................      26,543
                                                                                 -------------
               Building & Construction
5,571          Blue Circle Industries PLC  .....................................      31,370
                                                                                 -------------
               Business Services
1,400          Compass Group PLC  ..............................................      12,195
3,000          Reuters Holdings PLC  ...........................................      31,359
                                                                                 -------------
                                                                                      43,554
                                                                                 -------------
               Chemicals
4,000          Albright & Wilson PLC  ..........................................      11,200
                                                                                 -------------
               Consumer Products
2,000          Vendome Luxury Group PLC (Units)++  .............................      17,795
                                                                                 -------------
               Energy
5,378          British Petroleum Co. PLC  ......................................      48,687
2,800          Shell Transport & Trading Co. PLC  ..............................      40,178
                                                                                 -------------
                                                                                      88,865



                                                                                 -------------
               Food Processing
  600          Associated British Foods PLC  ...................................       3,714
                                                                                 -------------
               Insurance
2,723          General Accident PLC  ...........................................      26,473
3,798          Prudential Corp. PLC  ...........................................      25,640
5,441          Royal & Sun Alliance Insurance Group PLC  .......................      31,992
                                                                                 -------------
                                                                                      84,105
                                                                                 -------------
               Leisure
2,631          Granada Group PLC  ..............................................      32,924
                                                                                 -------------
               Pharmaceuticals
1,600          Glaxo Wellcome PLC  .............................................      22,262
5,070          Medeva PLC  .....................................................      19,322
                                                                                 -------------
                                                                                      41,584
                                                                                 -------------
               Retail
4,300          Next PLC  .......................................................      34,313
                                                                                 -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   80









DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Telecommunications
4,000        British Telecommunications PLC  .................................   $   22,586
4,602        Securicor PLC  ..................................................       17,896
                                                                               -------------
                                                                                     40,482
                                                                               -------------
             Transportation
2,823        British Airways PLC  ............................................       23,054
                                                                               -------------
             Utilities
3,051        Thames Water PLC  ...............................................       25,532
                                                                               -------------
             TOTAL UNITED KINGDOM  ...........................................      690,079
                                                                               -------------
             UNITED STATES (22.5%)
             Aerospace
  990        Boeing Co.  .....................................................       87,615
                                                                               -------------
             Aircraft & Aerospace
2,320        Loral Space & Communications*  ..................................       32,770
                                                                               -------------
             Aluminum
1,650        Aluminum Co. of America  ........................................       95,700
                                                                               -------------
             Automotive
1,640        General Motors Corp.  ...........................................       79,950
                                                                               -------------
             Beverages -Soft Drinks
3,000        PepsiCo Inc.  ...................................................       94,875
                                                                               -------------
             Brokerage
1,740        Merrill Lynch & Co., Inc.  ......................................      105,052
                                                                               -------------
             Chemicals
1,200        Dow Chemical Co.  ...............................................       89,250
                                                                               -------------
             Computer Software
  780        Microsoft Corp.*  ...............................................       91,845
                                                                               -------------
             Computers - Peripheral Equipment
4,700        Teradyne, Inc.*  ................................................       63,450
                                                                               -------------
             Computers -Systems
1,760        Hewlett-Packard Co.  ............................................       77,440
1,500        Sun Microsystems, Inc.*  ........................................       81,750
                                                                               -------------
                                                                                    159,190
                                                                               -------------
             Electrical Equipment
1,640        Honeywell, Inc.  ................................................       86,920
                                                                               -------------
             Electronics - Semiconductors/Components
1,200        Intel Corp.  ....................................................       90,000
1,700        Texas Instruments Inc.  .........................................       73,525
                                                                               -------------
                                                                                    163,525
                                                                               -------------
             Entertainment
3,030        Carnival Corp. (Class A)  .......................................   $   81,431
                                                                               -------------
             Financial -Miscellaneous
3,600        Federal National Mortgage Assoc. ................................      114,300
                                                                               -------------
             Foods
1,750        General Mills, Inc.  ............................................       94,937
                                                                               -------------
             Gaming
2,200        Circus Circus Enterprises, Inc.*  ...............................       67,650
1,480        ITT Corp.*  .....................................................       83,990
                                                                               -------------
                                                                                    151,640
                                                                               -------------
             Oil Integrated -International
1,600        Chevron Corp.  ..................................................       92,600
1,100        Exxon Corp.  ....................................................       90,475
  830        Mobil Corp.  ....................................................       91,611
                                                                               -------------
                                                                                    274,686
                                                                               -------------
             Paper
2,300        Champion International Corp.  ...................................       97,175
                                                                               -------------
             Pharmaceuticals
1,850        American Home Products Corp.  ...................................      104,987
1,400        Pfizer, Inc.  ...................................................       97,825
                                                                               -------------
                                                                                    202,812



                                                                               -------------
             Restaurants
1,860        McDonald's Corp.  ...............................................       86,258
                                                                               -------------
             Retail
1,900        May Department Stores Co.  ......................................       85,263
3,220        Payless ShoeSource, Inc.*  ......................................      104,248
                                                                               -------------
                                                                                    189,511
                                                                               -------------
             Tobacco
1,000        Philip Morris Companies, Inc.  ..................................      104,625
                                                                               -------------
             Transportation
1,300        Conrail, Inc.  ..................................................       85,150
                                                                               -------------
             TOTAL UNITED STATES  ............................................    2,632,667
                                                                               -------------
             VENEZUELA (0.1%)
             Steel & Iron
3,000        Siderurgica Venezolana Sivens S.A. de C.V. (ADR)  ...............        9,150
                                                                               -------------
             TOTAL COMMON AND PREFERRED STOCKS
             (Identified Cost $10,507,747)  ..................................   11,079,031
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                         VALUE
---------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS (5.7%)
              U.S. GOVERNMENT AGENCY (a) (4.3%)
$ 500         Federal Home Loan Mortgage Corp. 5.22% due 08/12/96  ............    $499,203
                                                                                -------------
              REPURCHASE AGREEMENT (1.4%)
  161         The Bank of New York 5.75% due 08/01/96 (dated 07/31/96;
              proceeds $160,672; collateralized by $191,570 Federal Home Loan
              Mortgage Corp. 6.50% due 12/15/23 valued at $163,859)
              (Identified Cost $160,646)  .....................................     160,646
                                                                                -------------
              TOTAL SHORT-TERM INVESTMENTS
              (Identified Cost $659,849)  .....................................     659,849
                                                                                -------------

 TOTAL INVESTMENTS
(IDENTIFIED COST $11,167,596) (b)    100.5%    11,738,880
LIABILITIES IN EXCESS OF
OTHER ASSETS .....................    (0.5)       (53,637)
                                     ------  ------------
NET ASSETS .......................   100.0%   $11,685,243
                                     ======  ============

------------

   ADR  American Depository Receipt.

   GDR  Global Depository Receipt.

   *    Non-income producing security.

   **   Resale is restricted to qualified institutional investors.

   ++ Consists of more than one class of securities traded together as a unit; generally stocks with attached warrants.

   (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes is $11,181,345; the aggregate gross unrealized appreciation is $891,541 and the aggregate gross unrealized depreciation is $334,006, resulting in net unrealized appreciation of $557,535.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 1996:

  CONTRACTS TO                       DELIVERY     UNREALIZED
     RECEIVE      IN EXCHANGE FOR      DATE      DEPRECIATION
---------------  ----------------  ----------  --------------
$         22,787    ARS    22,798    08/02/96        $(12)
DKK       82,729    $      14,546    08/02/96          (1)
pounds
 sterling 14,529    $      22,651    08/06/96         (50)
                                               --------------
Total unrealized depreciation................        $(63)
                                               ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
SUMMARY OF INVESTMENTS July 31, 1996

                                                 PERCENT OF
INDUSTRY                             VALUE       NET ASSETS
------------------------------  -------------  ------------
Aerospace .....................   $   115,631        1.0%
Aerospace & Defense ...........        67,431        0.6
Aircraft & Aerospace ..........        32,770        0.3
Aluminum ......................       105,825        0.9
Apparel .......................        31,239        0.3
Appliances & Household
 Durables .....................        26,260        0.2
Auto Parts ....................        14,153        0.1
Automotive ....................       279,113        2.4
Banking .......................       799,591        6.8
Banks .........................        80,700        0.7
Beverages .....................        32,580        0.3
Beverages -Soft Drinks ........        94,875        0.8
Brewery .......................        33,408        0.3
Broadcast Media ...............        50,042        0.4
Brokerage .....................       105,052        0.9
Building & Construction  ......       301,675        2.6
Building Materials ............       163,188        1.4
Business & Public Services  ...        90,983        0.8
Business Services .............       254,549        2.2
Chemicals .....................       365,295        3.1
Computer Software .............       145,965        1.2
Computers -Peripheral
 Equipment ....................        63,450        0.5
Computers -Systems ............       159,190        1.4
Conglomerates .................       143,419        1.2
Consumer Products .............        97,570        0.8
Electrical Equipment ..........        86,920        0.7
Electronics ...................       352,556        3.0
Electronics -Semiconductors/
 Components ...................       393,020        3.4
Energy ........................       255,046        2.2
Engineering & Construction  ...        57,903        0.5
Entertainment .................       120,512        1.0
Financial -Miscellaneous  .....       114,300        1.0
Financial Services ............       249,247        2.1
Food Processing ...............        11,813        0.1
Foods .........................   $    94,937        0.8%
Foods & Beverages .............       135,605        1.2
Forest Products, Paper &
 Packaging ....................        24,375        0.2
Furniture .....................        37,938        0.3
Gaming ........................       151,640        1.3
Hotels ........................        57,467        0.5
Insurance .....................       275,047        2.4
International Trade ...........       177,865        1.5
Leisure .......................       102,961        0.9
Machine Tools .................        84,551        0.7
Machinery .....................       366,371        3.1
Machinery -Diversfied .........        37,871        0.3
Manufacturing .................        99,545        0.9
Manufacturing -Diversified  ...        35,891        0.3
Metals & Mining ...............       229,994        2.0
Natural Gas ...................        19,541        0.2
Oil Integrated -International         274,686        2.4
Paper .........................        97,175        0.8
Pharmaceuticals ...............       593,343        5.1
Publishing ....................       163,281        1.4
Real Estate ...................       290,647        2.5
Repurchase Agreement ..........       160,646        1.4
Restaurants ...................       151,801        1.3
Retail ........................       551,641        4.7
Steel .........................        29,437        0.2
Steel & Iron ..................       139,901        1.2
Supermarkets ..................        35,500        0.3
Telecommunications ............       705,711        6.0
Textiles -Apparel .............       111,236        1.0
Tobacco .......................       148,216        1.3
Transportation ................       430,115        3.7
U.S. Government Agency ........       499,203        4.3
Utilities .....................        25,532        0.2
Utilities -Electric ...........       103,939        0.9
                                -------------  ------------
                                  $11,738,880      100.5%
                                =============  ============




                                          PERCENT OF
TYPE OF INVESTMENT            VALUE       NET ASSETS
-----------------------  -------------  ------------
Common Stocks ..........   $11,036,145       94.4%
Preferred Stocks .......        42,886        0.4
Short-Term Investments         659,849        5.7
                         -------------  ------------
                           $11,738,880      100.5%
                         =============  ============

DEAN WITTER RETIREMENT SERIES -STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (51.8%)
             Aluminum (0.5%)
 1,600       Aluminum Co. of America  ........................................   $  92,800
                                                                               -------------
             Appliances & Household Durables (1.3%)
11,000       Maytag Corp.  ...................................................     220,000
                                                                               -------------
             Automotive (2.4%)
 8,000       Chrysler Corp.  .................................................     227,000
 3,500       Ford Motor Co.  .................................................     113,750
 1,600       General Motors Corp.  ...........................................      78,000
                                                                               -------------
                                                                                   418,750
                                                                               -------------
             Banks -Money Center (0.5%)
 1,000       Citicorp  .......................................................      81,875
                                                                               -------------
             Banks -Regional (0.4%)
   330       Wells Fargo & Co.  ..............................................      76,849
                                                                               -------------
             Beverages -Soft Drinks (0.6%)
 3,400       PepsiCo Inc.  ...................................................     107,525
                                                                               -------------
             Biotechnology (0.4%)
   900       Chiron Corp.*  ..................................................      78,750
                                                                               -------------
             Broadcast Media (0.9%)
 9,400       U.S. West Media Group*  .........................................     162,150
                                                                               -------------
             Brokerage (0.9%)
 1,350       Merrill Lynch & Co., Inc.  ......................................      81,506
 1,600       Morgan Stanley Group, Inc.  .....................................      78,000
                                                                               -------------
                                                                                   159,506
                                                                               -------------
             Business Systems (0.5%)
 1,630       Electronic Data Systems Corp.  ..................................      86,186
                                                                               -------------
             Chemicals (1.2%)
 1,250       Dow Chemical Co.  ...............................................      92,969
 3,750       Monsanto Co.  ...................................................     117,187
                                                                               -------------
                                                                                   210,156
                                                                               -------------
             Chemicals -Specialty (0.5%)
 2,600       Georgia Gulf Corp.  .............................................      79,950
                                                                               -------------
             Communications -Equipment &
             Software (1.0%)
 1,840       Cisco Systems, Inc.*  ...........................................      95,220
 1,900       Newbridge Networks Corp.* (Canada)  .............................      82,650
                                                                               -------------
                                                                                   177,870
                                                                               -------------
             Computer Equipment (0.4%)
 1,360       Seagate Technology, Inc.*  ......................................      65,790
                                                                               -------------
             Computer Services (0.7%)
 2,300       Diebold, Inc.  ..................................................     125,925
                                                                               -------------
             Computer Software (1.6%)
 1,430       Intuit, Inc.*  ..................................................    $ 50,050
   900       Microsoft Corp.*  ...............................................     105,975
 3,150       Oracle Corp.*  ..................................................     122,850
                                                                               -------------
                                                                                   278,875
                                                                               -------------
             Computers (1.7%)
 2,600       Dell Computer Corp.*  ...........................................     143,975
 3,900       Gateway 2000, Inc.*  ............................................     156,000
                                                                               -------------
                                                                                   299,975
                                                                               -------------
             Computers -Systems (1.6%)
 2,200       Hewlett-Packard Co.  ............................................      96,800
   900       International Business Machines Corp.  ..........................      97,087
 1,650       Sun Microsystems, Inc.*  ........................................      89,925
                                                                               -------------
                                                                                   283,812
                                                                               -------------
             Conglomerates (1.2%)
 2,580       General Electric Co.  ...........................................     212,527
                                                                               -------------
             Drugs & Healthcare (0.5%)
 1,800       Abbott Laboratories  ............................................      79,200



                                                                               -------------
             Electrical Equipment (1.9%)
 2,410       Emerson Electric Co.  ...........................................     203,344
 1,900       Sony Corp. (ADR) (Japan)  .......................................     121,600
                                                                               -------------
                                                                                   324,944
                                                                               -------------
             Electronics -
             Semiconductors/Components (1.3%)
 3,000       Intel Corp.  ....................................................     225,000
                                                                               -------------
             Entertainment (1.5%)
10,000       Carnival Corp. (Class A)  .......................................     268,750
                                                                               -------------
             Financial -Miscellaneous (1.7%)
 5,000       American Express Co.  ...........................................     218,750
 2,600       Federal National Mortgage Assoc.  ...............................      82,550
                                                                               -------------
                                                                                   301,300
                                                                               -------------
             Foods (2.2%)
 1,430       Campbell Soup Co.  ..............................................      97,061
 1,260       General Mills, Inc.  ............................................      68,355
 7,000       Quaker Oats Company (The)  ......................................     224,000
                                                                               -------------
                                                                                   389,416
                                                                               -------------
             Gaming (1.2%)
 7,000       Circus Circus Enterprises, Inc.*  ...............................     215,250
                                                                               -------------
             Hardware & Tools (1.3%)
 6,000       Black & Decker Corp.  ...........................................     220,500
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                   84







DEAN WITTER RETIREMENT SERIES -STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
              Healthcare -Miscellaneous (2.2%)
11,200        Humana, Inc.*  ..................................................   $  187,600
 3,000        PacifiCare Health Systems (Class B)*  ...........................      202,500
                                                                                -------------
                                                                                     390,100
                                                                                -------------
              Household Products (1.8%)
 1,300        Procter & Gamble Co.  ...........................................      116,187
 4,800        Tupperware Corp.  ...............................................      205,200
                                                                                -------------
                                                                                     321,387
                                                                                -------------
              Manufacturing -Diversified (1.2%)
 3,905        Honeywell, Inc.  ................................................      206,965
                                                                                -------------
              Office Equipment & Supplies (1.3%)
 5,000        Alco Standard Corp.  ............................................      218,750
                                                                                -------------
              Oil Drilling & Services (0.6%)
 1,350        Schlumberger, Ltd.  .............................................      108,000
                                                                                -------------
              Oil Integrated -International (2.7%)
 2,070        Chevron Corp.  ..................................................      119,801
 1,400        Exxon Corp.  ....................................................      115,150
 1,000        Mobil Corp.  ....................................................      110,375
 1,500        Texaco, Inc.  ...................................................      127,500
                                                                                -------------
                                                                                     472,826
                                                                                -------------
              Paper (0.5%)
 2,100        Champion International Corp.  ...................................       88,725
                                                                                -------------
              Pharmaceuticals (1.4%)
 2,400        American Home Products Corp.  ...................................      136,200
 2,200        Johnson & Johnson  ..............................................      105,050
                                                                                -------------
                                                                                     241,250
                                                                                -------------
              Railroads (1.2%)
 1,400        Conrail, Inc.  ..................................................       91,700
 2,300        CSX Corp.  ......................................................      110,975
                                                                                -------------
                                                                                     202,675
                                                                                -------------
              Retail -Department Stores (0.7%)
 4,200        Dayton-Hudson Corp.  ............................................      127,050
                                                                                -------------
              Retail -Specialty (3.1%)
10,000        Bed Bath & Beyond, Inc.*  .......................................      218,750
 2,300        Home Depot, Inc.  ...............................................      116,150
 9,500        Pier 1 Imports, Inc.  ...........................................      160,313
 2,400        Price/Costco, Inc.*  ............................................       48,900
                                                                                -------------
                                                                                     544,113
                                                                                -------------
              Retail -Specialty Apparel (0.7%)
 4,400        Gap, Inc.  ......................................................      130,900
                                                                                -------------
              Savings & Loan Associations (0.9%)
 1,500        Golden West Financial Corp.  ....................................   $   83,250
 4,200        Roosevelt Financial Group, Inc.  ................................       67,200
                                                                                -------------
                                                                                     150,450
                                                                                -------------
              Shoes (0.9%)
 1,500        Nike, Inc. (Class B)  ...........................................      154,313
                                                                                -------------
              Steel & Iron (0.4%)
 4,300        Inland Steel Industries, Inc.  ..................................       74,713
                                                                                -------------
              Textiles -Apparel Manufacturers (0.7%)
 3,500        Liz Claiborne, Inc.  ............................................      114,188
                                                                                -------------
              Tobacco (1.6%)
 6,000        Dimon, Inc.  ....................................................      113,250
 1,630        Philip Morris Companies, Inc.  ..................................      170,539
                                                                                -------------
                                                                                     283,789
                                                                                -------------
              TOTAL COMMON STOCKS (Identified Cost $8,112,422)  ...............    9,073,825
                                                                                -------------
              PREFERRED STOCK (0.1%)
              Insurance
   172        Aetna Inc. (Class C) (Conv.) $1.48 (Identified Cost $11,244)  ...       10,772
                                                                                -------------




  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                         VALUE
 --------------------------------------------------------------------------------------------
              CORPORATE BONDS (3.7%)
              Automotive -Finance (0.1%)
 $  15        Ford Capital BV 9.375% due 05/15/01 (Netherlands)  ..............     16,381
                                                                                -------------
              Banks (0.6%)
    50        CoreStates Financial Corp. 9.625% due 02/15/01  .................     54,971
    50        First Nationwide Bank 10.00% due 10/01/06  ......................     55,564
                                                                                -------------
                                                                                   110,535
                                                                                -------------
              Brokerage (0.3%)
    50        Paine Webber Group, Inc. 8.25% due 05/01/02  ....................     51,680
                                                                                -------------
              Financial Services (0.6%)
    50        Conseco, Inc. 10.50% due 12/15/04  ..............................     57,013
    50        RHG Finance Corp. 8.875% due 10/01/05  ..........................     51,486
                                                                                -------------
                                                                                   108,499
                                                                                -------------
                      SEE NOTES TO FINANCIAL STATEMENTS

                                   85







DEAN WITTER RETIREMENT SERIES -STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 PRINCIPAL  AMOUNT IN
 THOUSANDS                                                                         VALUE
--------------------------------------------------------------------------------------------
             Hospital Management (0.3%)
$ 50         Columbia/HCA Healthcare Corp. 7.50% due 11/15/95  ...............   $   47,125
                                                                               -------------
             Industrials (0.6%)
  50         Lockheed Martin Corp. 7.70% due 06/15/08  .......................       50,966
  50         WMX Technologies Inc. 7.10% due 08/01/26  .......................       50,313
                                                                               -------------
                                                                                    101,279
                                                                               -------------
             Oil -Domestic (0.7%)
  50         Occidental Petroleum Corp. 11.125% due 08/01/10  ................       64,005
  50         Pennzoil Co. 10.125% due 11/15/09  ..............................       58,808
                                                                               -------------
                                                                                    122,813
                                                                               -------------
             Steel & Iron (0.1%)
  10         Pohang Iron & Steel Co., Ltd. 7.50% due 08/01/02 (South Korea)  .       10,062
                                                                               -------------
             Utilities -Electric (0.4%)
  20         Long Island Lighting Co. 6.25% due 07/15/01  ....................       18,313
  50         Niagara Mohawk Power Corp. 9.25% due 10/01/01  ..................       49,194
                                                                               -------------
                                                                                     67,507
                                                                               -------------
             TOTAL CORPORATE BONDS
             (Identified Cost $645,507)  .....................................      635,881
                                                                               -------------
             U.S. GOVERNMENT OBLIGATIONS (31.8%)
 100         U.S. Treasury Bond 6.25% due 08/15/23  ..........................       90,031
 150         U.S. Treasury Bond 7.625% due 02/15/25  .........................      160,453
 465         U.S. Treasury Bond 6.875% due 08/15/25  .........................      456,499
 175         U.S. Treasury Note 6.50% due 05/15/97  ..........................      175,820
 400         U.S. Treasury Note 6.00% due 08/31/97  ..........................      399,938
  50         U.S. Treasury Note 6.375% due 01/15/99  .........................       50,070
 360         U.S. Treasury Note 6.875% due 08/31/99  .........................      364,331
  25         U.S. Treasury Note 7.875% due 11/15/99  .........................       26,031
 800         U.S. Treasury Note 7.75% due 12/31/99  ..........................      831,250
 300         U.S. Treasury Note 6.75% due 04/30/00  ..........................      302,391
$505         U.S. Treasury Note 5.625% due 11/30/00  .........................   $  487,798
 400         U.S. Treasury Note 5.75% due 08/15/03  ..........................      379,250
 640         U.S. Treasury Note 7.25% due 05/15/04  ..........................      659,900
 400         U.S. Treasury Note 7.25% due 08/15/04  ..........................      412,375
 350         U.S. Treasury Note 7.50% due 02/15/05  ..........................      366,516
 415         U.S. Treasury Note 6.50% due 05/15/05  ..........................      407,738
                                                                               -------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Identified Cost $5,627,359)  ...................................    5,570,391
                                                                               -------------
             SHORT-TERM INVESTMENTS (26.0%)
             U.S. GOVERNMENT AGENCY (a) (22.5%)
3,930        Federal Home Loan Banks 5.62% due 08/01/96  .....................    3,930,000
                                                                               -------------
             REPURCHASE AGREEMENT (3.5%)
 623         The Bank of New York 5.75% due 08/01/96 (dated 07/31/96;
             proceeds $623,580; collateralized by $739,303 Federal Mortgage
             Acceptance Corp. 7.00% due 04/01/24 valued at $635,950)
             (Identified Cost $623,480)  .....................................      623,480
                                                                               -------------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $4,553,480)  ...................................    4,553,480
                                                                               -------------

 TOTAL INVESTMENTS
(IDENTIFIED COST $18,950,012) (b)     113.4%     19,844,349
LIABILITIES IN EXCESS OF
OTHER ASSETS ......................   (13.4)     (2,348,643)
                                    --------  -------------
NET ASSETS ........................   100.0%    $17,495,706
                                    ========  =============




------------

  ADR   American Depository Receipt.

   *    Non-income producing security.

   (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes is $18,957,709; the aggregate gross unrealized appreciation is $1,124,563 and the aggregate gross unrealized depreciation is $237,923, resulting in net unrealized appreciation of $886,640.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 1996

                                                                                                     INTERMEDIATE
                                                                  U.S. GOVERNMENT  U.S. GOVERNMENT      INCOME
                                                   LIQUID ASSET    MONEY MARKET      SECURITIES       SECURITIES
-----------------------------------------------  --------------  ---------------  ---------------  --------------
ASSETS:
Investments in securities, at value *  .........   $43,750,285      $6,628,215       $8,614,965       $4,050,764
Cash ...........................................         4,083           4,992           50,172           38,178
Receivable for:
 Investments sold ..............................        --              --              500,625           --
 Shares of beneficial interest sold ............        24,087             975           25,052            2,734
 Dividends .....................................        --              --               --               --
 Interest ......................................        59,564          --               64,811           92,846
 Foreign withholding taxes reclaimed ...........        --              --               --               --
Prepaid expenses and other assets ..............        11,778             885            3,121            1,109
Deferred organizational expenses ...............         3,849           4,004            3,918            3,916
Receivable from affiliate ......................        12,943          17,549           11,011           10,391
                                                 --------------  ---------------  ---------------  --------------
 TOTAL ASSETS ..................................    43,866,589       6,656,620        9,273,675        4,199,938
                                                 --------------  ---------------  ---------------  --------------
LIABILITIES:
Payable for:
 Investments purchased .........................        --              --              499,790           --
 Shares of beneficial interest repurchased  ....     1,071,341             217           92,565            3,601
 Dividends to shareholders .....................        --              --                2,534            1,324
 Investment management fees ....................        19,133          --               --               --
Accrued expenses and other payables ............        18,036          23,030           22,479           17,791
Organizational expenses payable ................         5,441           5,596            5,494            5,506
                                                 --------------  ---------------  ---------------  --------------
 TOTAL LIABILITIES .............................     1,113,951          28,843          622,862           28,222
                                                 --------------  ---------------  ---------------  --------------
NET ASSETS:
Paid-in-capital ................................    42,752,596       6,627,775        8,862,015        4,319,568
Accumulated undistributed net investment income             42               2               24           --
Accumulated undistributed net realized gain
 (accumulated net realized loss) ...............        --              --               16,402          (28,812)
Net unrealized appreciation (depreciation)  ....        --              --             (227,628)        (119,040)
                                                 --------------  ---------------  ---------------  --------------
 NET ASSETS ....................................   $42,752,638      $6,627,777       $8,650,813       $4,171,716
                                                 ==============  ===============  ===============  ==============
*IDENTIFIED COST ...............................   $43,750,285      $6,628,215       $8,842,593       $4,169,804
                                                 ==============  ===============  ===============  ==============
 SHARES OF BENEFICIAL INTEREST OUTSTANDING  ....    42,752,596       6,627,774          901,751          443,442
                                                 ==============  ===============  ===============  ==============
NET ASSET VALUE PER SHARE
 (unlimited authorized shares of $.01 par
 value) ........................................        $1.00            $1.00            $9.59            $9.41
                                                 ==============  ===============  ===============  ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

   AMERICAN       CAPITAL       DIVIDEND
     VALUE         GROWTH        GROWTH       UTILITIES
-------------  ------------  -------------  ------------
 $41,348,703     $2,081,754    $70,144,312    $7,511,813
      27,710          2,111         22,815        78,945

   1,170,642         --             54,036        --
      87,588          7,544        118,156        13,594
      13,020          1,501        104,192        22,587
     ---             --             --               167
         201         --             --               662
       5,836          3,305          8,216         1,637
       4,096          4,096          3,910         3,918
       3,173          6,729          2,874         6,107
-------------  ------------  -------------  ------------
  42,660,969      2,107,040     70,458,511     7,639,430
-------------  ------------  -------------  ------------

   2,241,377         37,443        500,879        --
      52,339         60,052        121,898        21,732
     ---             --             --            --
       9,649         --             27,046         1,375
      30,553         16,005         40,575        17,517
       5,687          5,687          5,501         5,509
-------------  ------------  -------------  ------------
   2,339,605        119,187        695,899        46,133
-------------  ------------  -------------  ------------

  36,475,819      1,852,813     60,289,273     7,087,008
      93,984          2,106        350,190        33,362

   2,674,518         24,770      1,822,225      (131,379)
   1,077,043        108,164      7,300,924       604,306
-------------  ------------  -------------  ------------
 $40,321,364     $1,987,853    $69,762,612    $7,593,297
=============  ============  =============  ============
 $40,271,697     $1,973,590    $62,843,388    $6,907,507
=============  ============  =============  ============
   3,082,783        157,685      4,773,848       643,891
=============  ============  =============  ============

      $13.08         $12.61         $14.61        $11.79
=============  ============  =============  ============




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

   VALUE-ADDED
     MARKET      GLOBAL EQUITY   STRATEGIST
 -------------  -------------  -------------
   $21,098,236    $11,738,880    $19,844,349
        --             --             --

       129,911         30,790        401,453
        25,310         20,722         30,357
        21,446          9,106          5,836
           138             26        127,954
        --              4,683            144
         5,037          4,435          1,482
         4,096          3,918          3,910
         6,301         13,744          3,163
 -------------  -------------  -------------
    21,290,475     11,826,304     20,418,648
 -------------  -------------  -------------

       874,348         90,260      2,867,298
         3,225         16,066         21,499
        --             --             --
         8,370          1,924          6,553
        19,610         27,302         22,091
         5,687          5,509          5,501
 -------------  -------------  -------------
       911,240        141,061      2,922,942
 -------------  -------------  -------------

    17,893,631     10,700,702     15,790,823
       172,103         49,495        174,703

       147,779        363,465        635,843
     2,165,722        571,581        894,337
 -------------  -------------  -------------
   $20,379,235    $11,685,243    $17,495,706
 =============  =============  =============
   $18,932,514    $11,167,596    $18,950,012
 =============  =============  =============
     1,463,322        990,721      1,388,256
 =============  =============  =============

        $13.93         $11.79         $12.60
 =============  =============  =============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 1996

                                                                                                           INTERMEDIATE
                                                                        U.S. GOVERNMENT  U.S. GOVERNMENT      INCOME
                                                         LIQUID ASSET    MONEY MARKET      SECURITIES       SECURITIES
-----------------------------------------------------  --------------  ---------------  ---------------  --------------
NET INVESTMENT INCOME:
INCOME
Interest .............................................    $3,628,008       $778,612         $ 484,486       $ 245,172
Dividends ............................................        --              --                --              --
Dividends from affiliate (Note 3) ....................        --              --                --              --
                                                       --------------  ---------------  ---------------  --------------
  TOTAL INCOME .......................................     3,628,008        778,612           484,486         245,172
                                                       --------------  ---------------  ---------------  --------------
EXPENSES
Investment management fees ...........................       318,178         69,837            50,913          24,158
Transfer agent fees and expenses .....................        34,188          6,087            28,515           5,087
Shareholder reports and notices ......................        27,803          8,061             5,254           2,329
Professional fees ....................................        17,134         15,533            17,898          13,856
Trustees' fees and expenses ..........................         1,243            913             1,278             103
Registration fees ....................................         6,388          9,432             6,948           6,599
Custodian fees .......................................         1,062            725               192             261
Organizational expenses ..............................         2,734          2,734             2,734           2,734
Other ................................................         2,131          1,380             2,583           3,684
                                                       --------------  ---------------  ---------------  --------------
  TOTAL EXPENSES BEFORE AMOUNTS WAIVED/REIMBURSED ....       410,861        114,702           116,315          58,811
  LESS: AMOUNTS WAIVED/REIMBURSED  ...................      (198,909)       (63,212)          (66,766)        (32,131)
                                                       --------------  ---------------  ---------------  --------------
  TOTAL EXPENSES AFTER AMOUNTS WAIVED/REIMBURSED . ...       211,952         51,490            49,549          26,680
                                                       --------------  ---------------  ---------------  --------------
  NET INVESTMENT INCOME  .............................     3,416,056        727,122           434,937         218,492
                                                       --------------  ---------------  ---------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments ........................................        --              --               18,226         (27,045)
  Foreign exchange transactions ......................        --              --                --              --
                                                       --------------  ---------------  ---------------  --------------
  TOTAL GAIN (LOSS) ..................................        --              --               18,226         (27,045)
                                                       --------------  ---------------  ---------------  --------------
Net change in unrealized appreciation/depreciation
 on:
  Investments ........................................        --              --             (149,772)       (116,038)
  Translation of forward foreign currency
   contracts, other assets and liabilities
   denominated in foreign currencies .................        --              --                --              --
                                                       --------------  ---------------  ---------------  --------------
  TOTAL APPRECIATION (DEPRECIATION) ..................        --              --             (149,772)       (116,038)
                                                       --------------  ---------------  ---------------  --------------
  NET GAIN (LOSS) ....................................        --              --             (131,546)       (143,083)
                                                       --------------  ---------------  ---------------  --------------
NET INCREASE .........................................    $3,416,056       $727,122         $ 303,391       $  75,409
                                                       ==============  ===============  ===============  ==============

------------

   *  Net of $1,671, $21, $6,310, $4,768, $1,074, $12,960 and $11 foreign withholding tax, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

   AMERICAN      CAPITAL      DIVIDEND                  VALUE-ADDED     GLOBAL
     VALUE        GROWTH       GROWTH      UTILITIES      MARKET        EQUITY     STRATEGIST
-------------  ----------  ------------  -----------  -------------  ----------  ------------
 $   203,082     $  1,783   $    44,648    $  31,187    $   52,053    $  22,357    $  253,093
     251,988*      15,856*    1,520,953*     213,902*      360,926*     122,604*      101,344*
      --            --           --            --              476        --           --
-------------  ----------  ------------  -----------  -------------  ----------  ------------
     455,070       17,639     1,565,601      245,089       413,455      144,961       354,437
-------------  ----------  ------------  -----------  -------------  ----------  ------------

     273,275       11,858       382,200       48,060        87,508       91,939        85,382
      55,485        3,271        64,036       15,021        11,953       30,935        34,726
      18,837          330        31,429        5,512        10,311        6,621         8,804
      18,618       16,578        15,625       17,989        16,817       15,832        17,933
         782           86         1,202          323           683          247           547
       7,585        3,213        12,172        5,799         3,723        2,382         8,476
         364           92           311          280           490        1,435           476
       2,734        2,734         2,734        2,734         2,734        2,734         2,734
       2,290        1,411         2,294        1,462         1,472        7,062         2,493
-------------  ----------  ------------  -----------  -------------  ----------  ------------

     379,970       39,573       512,003       97,180       135,691      159,187       161,571

    (169,504)     (28,933)     (191,391)     (57,201)      (53,608)     (98,757)      (94,804)
-------------  ----------  ------------  -----------  -------------  ----------  ------------

     210,466       10,640       320,612       39,979        82,083       60,430        66,767
-------------  ----------  ------------  -----------  -------------  ----------  ------------
     244,604        6,999     1,244,989      205,110       331,372       84,531       287,670
-------------  ----------  ------------  -----------  -------------  ----------  ------------

   4,355,860       31,476     2,317,010      (13,965)      186,832      435,387       730,868
      --            --           --            --           --             (592)       --
-------------  ----------  ------------  -----------  -------------  ----------  ------------

   4,355,860       31,476     2,317,010      (13,965)      186,832      434,795       730,868
-------------  ----------  ------------  -----------  -------------  ----------  ------------

  (2,487,504)      45,817     2,701,826      257,350     1,044,025       47,341       291,438

          37        --           --            --           --              150        --
-------------  ----------  ------------  -----------  -------------  ----------  ------------

  (2,487,467)      45,817     2,701,826      257,350     1,044,025       47,491       291,438
-------------  ----------  ------------  -----------  -------------  ----------  ------------
   1,868,393       77,293     5,018,836      243,385     1,230,857      482,286     1,022,306
-------------  ----------  ------------  -----------  -------------  ----------  ------------
 $ 2,112,997     $ 84,292   $ 6,263,825    $ 448,495    $1,562,229    $ 566,817    $1,309,976
=============  ==========  ============  ===========  =============  ==========  ============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED JULY 31,

                                                                                                    U.S. GOVERNMENT
                                                                 LIQUID ASSET                         MONEY MARKET
                                                       -------------------------------  --------------------------------------
                                                             1996             1995            1996                1995
-----------------------------------------------------  ---------------  --------------  --------------  ----------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................   $   3,416,056    $    518,526    $    727,122        $    83,800
Net realized gain (loss) .............................         --              --              --                  --
Net change in unrealized appreciation/depreciation  ..         --              --              --                  --
                                                       ---------------  --------------  --------------  ----------------------
  NET INCREASE .......................................       3,416,056         518,526         727,122             83,800
                                                       ---------------  --------------  --------------  ----------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income ................................      (3,416,043)       (518,501)       (727,125)           (83,795)
Net realized gain ....................................         --              --              --                  --
                                                       ---------------  --------------  --------------  ----------------------
  TOTAL ..............................................      (3,416,043)       (518,501)       (727,125)           (83,795)
                                                       ---------------  --------------  --------------  ----------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales ..............................     177,956,895      51,847,905      27,880,399         11,309,909
Reinvestment of dividends and distributions  .........       3,416,043         518,501         727,125             83,795
Cost of shares repurchased ...........................    (174,251,486)    (18,259,628)    (32,674,558)        (1,253,703)
                                                       ---------------  --------------  --------------  ----------------------
  NET INCREASE (DECREASE) ............................       7,121,452      34,106,778      (4,067,034)        10,140,001
                                                       ---------------  --------------  --------------  ----------------------
  TOTAL INCREASE (DECREASE) ..........................       7,121,465      34,106,803      (4,067,037)        10,140,006
NET ASSETS:
Beginning of period ..................................      35,631,173       1,524,370      10,694,814            554,808
                                                       ---------------  --------------  --------------  ----------------------
  END OF PERIOD ......................................   $  42,752,638    $ 35,631,173    $  6,627,777        $10,694,814
                                                       ===============  ==============  ==============  ======================
UNDISTRIBUTED NET INVESTMENT INCOME ..................   $          42    $         29    $          2        $         5
                                                       ===============  ==============  ==============  ======================
SHARES ISSUED AND REPURCHASED:
Sold .................................................     177,956,895      51,847,905      27,880,399         11,309,909
Issued in reinvestment of dividends and distributions        3,416,043         518,501         727,125             83,795
Repurchased ..........................................    (174,251,486)    (18,259,628)    (32,674,558)        (1,253,703)
                                                       ---------------  --------------  --------------  ----------------------
NET INCREASE (DECREASE) ..............................       7,121,452      34,106,778      (4,067,034)        10,140,001
                                                       ===============  ==============  ==============  ======================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

    U.S. GOVERNMENT              INTERMEDIATE INCOME
       SECURITIES                    SECURITIES                   AMERICAN VALUE                    CAPITAL GROWTH
----------------------------  --------------------------  ----------------------------  -------------------------------------
     1996           1995           1996          1995          1996           1995           1996               1995
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------
 $   434,937     $   199,657    $   218,492    $  40,524    $   244,604    $   240,274    $    6,999          $  5,040
      18,226          (1,820)       (27,045)       3,997      4,355,860      1,027,331        31,476               924
    (149,772)         48,200       (116,038)      12,308     (2,487,467)     3,493,914        45,817            67,202
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------
     303,391         246,037         75,409       56,829      2,112,997      4,761,519        84,292            73,166
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------

    (434,913)       (200,544)      (218,918)     (40,260)      (299,827)      (138,219)       (8,566)           (3,260)
      --              --             (4,854)       --        (2,309,181)        (1,962)       (4,860)            --
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------
    (434,913)       (200,544)      (223,772)     (40,260)    (2,609,008)      (140,181)      (13,426)           (3,260)
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------

   9,509,649       2,981,288      4,840,703      601,204     21,806,112     13,053,502     1,518,128           419,996
     433,619         190,802        217,069       39,011      2,602,757        136,829        13,426             3,185
  (5,369,758)     (1,962,783)    (1,731,472)    (123,468)    (6,172,981)    (2,070,877)     (292,073)          (30,293)
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------
   4,573,510       1,209,307      3,326,300      516,747     18,235,888     11,119,454     1,239,481           392,888
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------

   4,441,988       1,254,800      3,177,937      533,316     17,739,877     15,740,792     1,310,347           462,794

   4,208,825       2,954,025        993,779      460,463     22,581,487      6,840,695       677,506           214,712
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------
 $ 8,650,813     $ 4,208,825    $ 4,171,716    $ 993,779    $40,321,364    $22,581,487    $1,987,853          $677,506
=============  =============  =============  ===========  =============  =============  ============  =======================
 $        24         $ --           $ --       $     426    $    93,984    $   149,207    $    2,106          $  3,673
=============  =============  =============  ===========  =============  =============  ============  =======================

     971,490         312,897        499,259       63,283      1,603,955      1,204,547       119,028            40,391
      44,420          20,021         22,618        4,153        203,340         13,574         1,087               335
    (547,637)       (208,493)      (181,670)     (13,120)      (447,666)      (184,040)      (23,095)           (2,856)
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------
     468,273         124,425        340,207       54,316      1,359,629      1,034,081        97,020            37,870
=============  =============  =============  ===========  =============  =============  ============  =======================

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSSETS, continued
For the year ended July 31,

                                                               DIVIDEND GROWTH                        UTILITIES
                                                        ----------------------------  ----------------------------------------
                                                             1996           1995           1996                 1995
------------------------------------------------------  -------------  -------------  -------------  -------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................   $ 1,244,989    $   832,540    $   205,110          $   178,226
Net realized gain (loss) ..............................     2,317,010        160,385        (13,965)            (111,170)
Net change in unrealized appreciation/depreciation  ...     2,701,826      4,782,860        257,350              449,814
                                                        -------------  -------------  -------------  -------------------------
  NET INCREASE ........................................     6,263,825      5,775,785        448,495              516,870
                                                        -------------  -------------  -------------  -------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .................................    (1,199,564)      (622,946)      (230,987)            (148,664)
Net realized gain .....................................      (590,466)      (202,526)        --                   (7,657)
                                                        -------------  -------------  -------------  -------------------------
  TOTAL ...............................................    (1,790,030)      (825,472)      (230,987)            (156,321)
                                                        -------------  -------------  -------------  -------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales ...............................    36,503,267     22,705,910      3,456,194            2,925,355
Reinvestment of dividends and distributions  ..........     1,779,713        787,071        227,657              153,082
Cost of shares repurchased ............................    (8,398,184)    (5,860,692)    (1,687,882)          (1,918,748)
                                                        -------------  -------------  -------------  -------------------------
  NET INCREASE (DECREASE) .............................    29,884,796     17,632,289      1,995,969            1,159,689
                                                        -------------  -------------  -------------  -------------------------
  TOTAL INCREASE (DECREASE) ...........................    34,358,591     22,582,602      2,213,477            1,520,238
NET ASSETS:
Beginning of period ...................................    35,404,021     12,821,419      5,379,820            3,859,582
                                                        -------------  -------------  -------------  -------------------------
  END OF PERIOD .......................................   $69,762,612    $35,404,021    $ 7,593,297          $ 5,379,820
                                                        =============  =============  =============  =========================
UNDISTRIBUTED NET INVESTMENT INCOME ...................   $   350,190    $   304,765    $    33,362          $    59,239
                                                        =============  =============  =============  =========================
SHARES ISSUED AND REPURCHASED:
Sold ..................................................     2,524,798      1,985,940        288,411              279,150
Issued in reinvestment of dividends and distributions         126,953         70,952         18,947               14,928
Repurchased ...........................................      (583,926)      (514,831)      (141,590)            (186,431)
                                                        -------------  -------------  -------------  -------------------------
NET INCREASE (DECREASE) ...............................     2,067,825      1,542,061        165,768              107,647
                                                        =============  =============  =============  =========================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

     VALUE-ADDED MARKET               GLOBAL EQUITY                           STRATEGIST
----------------------------  ---------------------------  ----------------------------------------------
     1996           1995           1996           1995          1996                    1995
-------------  -------------  -------------  ------------  -------------  -------------------------------
 $   331,372     $   158,945    $    84,531    $  121,191    $   287,670             $   194,436
     186,832          55,495        434,795       (65,955)       730,868                  64,346
   1,044,025       1,097,897         47,491       520,815        291,438                 655,133
-------------  -------------  -------------  ------------  -------------  -------------------------------
   1,562,229       1,312,337        566,817       576,051      1,309,976                 913,915
-------------  -------------  -------------  ------------  -------------  -------------------------------

    (257,479)       (128,720)      (126,784)      (51,908)      (244,742)                (84,091)
     (78,439)        (57,957)        --            --           (159,285)                 --
-------------  -------------  -------------  ------------  -------------  -------------------------------
    (335,918)       (186,677)      (126,784)      (51,908)      (404,027)                (84,091)
-------------  -------------  -------------  ------------  -------------  -------------------------------

   6,512,239       8,377,903      6,329,119     5,661,746     12,101,707               6,668,052
     329,833         185,438        121,869        48,705        403,090                  83,213
  (1,769,137)       (741,603)    (2,492,083)     (968,314)    (2,673,732)             (2,098,857)
-------------  -------------  -------------  ------------  -------------  -------------------------------
   5,072,935       7,821,738      3,958,905     4,742,137      9,831,065               4,652,408
-------------  -------------  -------------  ------------  -------------  -------------------------------
   6,299,246       8,947,398      4,398,938     5,266,280     10,737,014               5,482,232

  14,079,989       5,132,591      7,286,305     2,020,025      6,758,692               1,276,460
-------------  -------------  -------------  ------------  -------------  -------------------------------
 $20,379,235     $14,079,989    $11,685,243    $7,286,305    $17,495,706             $ 6,758,692
=============  =============  =============  ============  =============  ===============================
 $   172,103     $    98,210    $    49,495    $   91,401    $   174,703             $   131,775
=============  =============  =============  ============  =============  ===============================

     468,279         672,727        542,027       551,389        972,731                 671,204
      24,706          17,678         10,862         4,871         34,364                   8,650
    (129,743)        (65,288)      (214,741)      (93,327)      (218,134)               (211,811)
-------------  -------------  -------------  ------------  -------------  -------------------------------
     363,242         625,117        338,148       462,933        788,961                 468,043
=============  =============  =============  ============  =============  ===============================

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996
1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Retirement Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of eleven separate Series ("Series"). All of the Series, with the exception of Strategist, are diversified.

The Fund was organized on May 14, 1992 as a Massachusetts business trust and each of the Series commenced operations as follows:

                                         COMMENCEMENT OF                               COMMENCEMENT OF
                                           OPERATIONS                                     OPERATIONS
                                     ---------------------                          --------------------
Liquid Asset .......................       December 30, 1992 Dividend Growth .......       January 7, 1993
U.S. Government Money Market  ......       January 20, 1993  Utilities .............       January 8, 1993
U.S. Government Securities .........       January 8, 1993   Value-Added Market ....       February 1, 1993
Intermediate Income Securities  ....       January 12, 1993  Global Equity .........       January 8, 1993
American Value .....................       February 1, 1993  Strategist ............       January 7, 1993
Capital Growth .....................       February 2, 1993

The investment objectives of each Series are as follows:

         SERIES                                         INVESTMENT OBJECTIVE
-----------------------  ---------------------------------------------------------------------------------
Liquid Asset             Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
-----------------------  ---------------------------------------------------------------------------------
U.S. Government Money    Seeks high current income, preservation of capital and liquidity by investing
Market                   primarily in money market instruments which are issued and/or guaranteed by the
                         U.S. Government, its agencies or instrumentalities.
-----------------------  ---------------------------------------------------------------------------------
U.S. Government          Seeks high current income consistent with safety of principal by investing in a
Securities               diversified portfolio of obligations issued and/or guaranteed by the U.S.
                         Government or its instrumentalities.
-----------------------  ---------------------------------------------------------------------------------
Intermediate Income      Seeks high current income consistent with safety of principal by investing
Securities               primarily in intermediate term, investment grade fixed-income securities.
-----------------------  ---------------------------------------------------------------------------------
American Value           Seeks long-term growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of investment, are believed to be undervalued in the marketplace.
-----------------------  ---------------------------------------------------------------------------------

                                   95







DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996, continued

         SERIES                                         INVESTMENT OBJECTIVE
-----------------------  ---------------------------------------------------------------------------------
Capital Growth           Seeks long-term capital growth by investing primarily in common stocks.
-----------------------  ---------------------------------------------------------------------------------
Dividend Growth          Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.
-----------------------  ---------------------------------------------------------------------------------
Strategist               Seeks a high total investment return through a fully managed investment policy utilizing equity securities, investment grade fixed income and money market securities.
-----------------------  ---------------------------------------------------------------------------------
Utilities                Seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.
-----------------------  ---------------------------------------------------------------------------------
Value-Added Market       Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income. It seeks to achieve this objective by investing, on an equally weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500
                         Composite Stock Price Index.
-----------------------  ---------------------------------------------------------------------------------
Global Equity            Seeks to provide a high level of total return on its assets, primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective through investments in all types of common stocks and equivalents, preferred stocks and bonds and other debt obligations of domestic and foreign companies, governments and international organizations.
-----------------------  ---------------------------------------------------------------------------------

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Liquid Asset and U.S. Government Money Market:
Securities are valued at amortized cost which approximates market value. All remaining Series: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996, continued

established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Liquid Asset and U.S. Government Money Market amortize premiums and accrete discounts on securities owned; gains and losses realized upon the sale of such securities are based on their amortized cost. Discounts for all other Series are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996, continued

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Series with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. EXPENSES -- Direct expenses are charged to the respective Series and general Fund expenses are allocated on the basis of relative net assets or equally among the Series.

H. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series) and will be reimbursed, exclusive of amounts waived. Such expenses have been deferred and are being amortized by the Fund on the straight line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Series' net assets determined at the close of each business day: Liquid Asset, U.S. Government Money Market and Value-Added Market -0.50%; U.S. Government Securities and Intermediate Income Securities -0.65%; Dividend Growth and Utilities -0.75%; American Value, Capital Growth and Strategist -0.85%; and Global Equity -1.0%.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996, continued

personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager had undertaken to reimburse the Fund for all expenses (except for any brokerage fees and a portion of the organizational expenses) and waive the compensation (the "management fee") provided for in the Agreement until December 31, 1995. At July 31, 1996, included in the Statement of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Fund. For the period January 1, 1996 through July 31, 1997, the Investment Manager will continue to waive the management fee and reimburse expenses to the extent they exceed 1.00% of daily net assets of each Series.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for Liquid Asset and U.S. Government Money Market), for the year ended July 31, 1996 were as follows:

                                   U.S. GOVERNMENT SECURITIES               OTHER
                                 ----------------------------  ------------------------------
                                                    SALES/                          SALES/
                                    PURCHASES     PREPAYMENTS     PURCHASES       MATURITIES
                                 -------------  -------------  --------------  --------------
Liquid Asset ...................  $ 76,427,868   $ 78,370,000    $947,688,391    $941,077,474
U.S. Government Money Market  ..   908,937,524    913,788,475         --              --
U.S. Government Securities  ....     7,476,168      3,453,055         --              --
Intermediate Income Securities       6,371,832      3,912,977       1,752,163         965,765
American Value .................     7,404,435      8,357,071      93,617,353      83,522,312
Capital Growth .................        21,947        --            1,924,150         898,643
Dividend Growth ................       --             --           37,363,095       9,097,587
Utilities ......................       --             --            2,460,477         980,366
Value-Added Market .............        25,954        --            6,435,048       1,318,037
Global Equity ..................       --              13,230      12,001,793       8,348,869
Strategist .....................     5,842,565      1,875,522      12,225,699       8,154,259

Included in the aforementioned purchases of portfolio securities of Value-Added Market are common stock purchases of Dean Witter Discover & Co., an affiliate of the Investment Manager, of $8,843.

During the year ended July 31, 1996, Capital Growth purchased and subsequently sold equity securities of Citizens Utilities Co., an affiliate of the Fund by virtue of a common Trustee, in the amount of $31,421 and $3,949, respectively.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996, continued

For the year ended July 31, 1996, the following respective Series incurred brokerage commissions with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, for portfolio transactions executed on behalf of such Series.

                  AMERICAN    CAPITAL    DIVIDEND
                   VALUE      GROWTH      GROWTH
                ----------  ---------  ----------
Commissions  ..   $67,847     $1,774     $30,759
                ==========  =========  ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                               GLOBAL
                  UTILITIES    EQUITY    STRATEGIST
                -----------  --------  ------------
Commissions  ..    $4,140      $5,635     $10,751
                ===========  ========  ============

Included in the payable for investments purchased and receivable for investments sold for unsettled trades with DWR at July 31, 1996 were as follows:

                                       AMERICAN     CAPITAL    DIVIDEND    GLOBAL
                                        VALUE       GROWTH      GROWTH     EQUITY     STRATEGIST
                                    ------------  ---------  ----------  ---------  ------------
Payable for investments purchased     $1,177,406    $25,481    $392,324    $21,953    $1,379,200
                                    ============  =========  ==========  =========  ============
Receivable for investments sold  ..   $  385,825    $   --     $ 54,036    $   --     $  103,267
                                    ============  =========  ==========  =========  ============

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At July 31, 1996 the following Series had approximate transfer agent fees and expenses payable:

                                                          INTERMEDIATE
           LIQUID   U.S. GOVERNMENT   U.S. GOVERNMENT       INCOME
           ASSET      MONEY MARKET       SECURITIES       SECURITIES      AMERICAN  VALUE
         --------  ----------------  ----------------  ----------------  ----------------
           $4,100         $500             $3,800             $480             $5,900
         ========  ================  ================  ================  ================

 CAPITAL      DIVIDEND                  VALUE-ADDED      GLOBAL
  GROWTH       GROWTH      UTILITIES       MARKET        EQUITY     STRATEGIST
---------   ----------   -----------   -------------   --------   ------------
   $300        $7,100       $1,200         $1,300        $5,100       $2,000
=========   ==========   ===========   =============   ========   ============

4. FEDERAL INCOME TAX STATUS

At July 31, 1996, the following Series had approximate net capital loss carryovers which may be used to offset future capital gains to the extent provided by regulations:

                                  AVAILABLE THROUGH
                                       JULY 31
                                 ------------------
                                    2003      2004
                                 --------  --------
Intermediate Income Securities   $ --       $ 5,700
Utilities ...................... 62,800      39,200

During the year ended July 31, 1996, the following Series utilized approximate net capital loss carryovers:
Capital Growth --$900; Global Equity --$3,500.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996, continued

Net capital and net currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Series' next taxable year. The following Series incurred and will elect to defer post-October losses during fiscal 1996:

 INTERMEDIATE
     INCOME                    GLOBAL
  SECURITIES      UTILITIES    EQUITY
--------------  -----------  --------
$23,110            $25,929      $939
==============  ===========  ========

At July 31, 1996, the primary reason(s) for temporary book/tax differences were as follows:

                                        POST-OCTOBER      CAPITAL LOSS DEFERRALS
                                           LOSSES            FROM WASH SALES
                                     ----------------  --------------------------
Intermediate Income Securities  .... o
American Value .....................                   o
Capital Growth .....................                   o
Dividend Growth ....................                   o
Utilities .......................... o                 o
Value-Added Market .................                   o
Global Equity ...................... o                 o
Strategist .........................                   o

Additionally, Global Equity had temporary book/tax differences attributable to income from the mark-to-market of passive foreign investment companies.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Global Equity is also permitted to write covered call options on securities and certain foreign currencies to hedge against a decline in the value of a security or the underlying currency of such security.

At July 31, 1996, Global Equity had outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

DEAN WITTER RETIREMENT SERIES
                             FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

              NET ASSET
    YEAR        VALUE         NET        NET REALIZED    TOTAL FROM                                    TOTAL DIVIDENDS
   ENDED      BEGINNING    INVESTMENT   AND UNREALIZED   INVESTMENT    DIVIDENDS TO    DISTRIBUTIONS         AND
  JULY 31     OF PERIOD      INCOME      GAIN (LOSS)     OPERATIONS    SHAREHOLDERS   TO SHAREHOLDERS   DISTRIBUTIONS
----------  -----------  ------------  --------------  ------------  --------------  ---------------  ---------------
LIQUID ASSET
1993 (1)       $ 1.00        $0.02     $--                 $ 0.02         $(0.02)   $--                    $(0.02)
1994             1.00         0.03      --                   0.03          (0.03)    --                     (0.03)
1995             1.00         0.06      --                   0.06          (0.06)    --                     (0.06)
1996             1.00         0.05      --                   0.05          (0.05)    --                     (0.05)
U.S. GOVERNMENT MONEY MARKET
1993 (2)         1.00           --++    --                      --             --     --                        --
1994             1.00         0.03      --                   0.03          (0.03)    --                     (0.03)
1995             1.00         0.06      --                   0.06          (0.06)    --                     (0.06)
1996             1.00         0.05      --                   0.05          (0.05)    --                     (0.05)
U.S. GOVERNMENT SECURITIES
1993 (3)        10.00         0.19      0.07                 0.26          (0.20)    --                     (0.20)
1994            10.06         0.44     (0.50)               (0.06)         (0.44)    --                     (0.44)
1995             9.56         0.56      0.15                 0.71          (0.56)    --                     (0.56)
1996             9.71         0.55     (0.12)                0.43          (0.55)    --                     (0.55)
INTERMEDIATE INCOME SECURITIES
1993 (4)        10.00         0.19     (0.02)                0.17          (0.19)    --                     (0.19)
1994             9.98         0.60     (0.57)                0.03          (0.60)    --                     (0.60)
1995             9.41         0.61      0.22                 0.83          (0.61)    --                     (0.61)
1996             9.63         0.59     (0.21)                0.38          (0.59)    (0.01)                 (0.60)
AMERICAN VALUE
1993 (5)        10.00         0.06     (0.01)                0.05             --     --                        --
1994            10.05         0.03     (0.09)               (0.06)         (0.02)    (0.04)                 (0.06)
1995             9.93         0.14      3.15                 3.29          (0.12)    --                     (0.12)
1996            13.10         0.09      1.17                 1.26          (0.15)    (1.13)                 (1.28)

------------

*  After application of the Fund's expense limitation.

+ Calculated based on the net asset value as of the last business day of the period.

++ Includes dividends from net investment income of $0.004 per share.

Commencement of operations:

(1)   December 30, 1992.

(2)   January 20, 1993.

(3)   January 8, 1993.

(4)   January 12, 1993.

(5)   February 1, 1993.

(a)   Not annualized.

(b)   Annualized.

(c)   Restated.



                         SEE NOTES TO FINANCIAL STATEMENTS

                                            RATIOS TO AVERAGE NET      RATIOS TO AVERAGE NET
                                           ASSETS (BEFORE EXPENSES    ASSETS (AFTER EXPENSES
                                               WERE ASSUMED)*              WERE ASSUMED)
                                         -------------------------  -------------------------
 NET ASSET                   NET ASSETS
    VALUE        TOTAL         END OF                      NET                        NET        PORTFOLIO     AVERAGE
   END OF      INVESTMENT      PERIOD                  INVESTMENT                 INVESTMENT     TURNOVER     COMMISSION
   PERIOD       RETURN+       (OOO'S)      EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE       RATE PAID
-----------  ------------  ------------  ----------  -------------  ----------  -------------  -----------  ------------
   $ 1.00         1.77%(a)    $ 1,081        1.30%(b)      0.53%(b) 0.14%(b)         3.02%(b)  N/A          N/A
     1.00         3.48          1,524        2.50          0.99     --               3.49      N/A          N/A
     1.00         5.90         35,631        1.16          4.96     --               6.12      N/A          N/A
     1.00         5.44         42,753        0.65          5.05     0.33             5.37      N/A          N/A

     1.00         0.42 (a)        125        2.50 (b)     (0.95)(b) 2.13 (b)         0.83 (b)  N/A          N/A
     1.00         3.52            555        2.50          0.82     --               3.32      N/A          N/A
     1.00         5.86         10,695        2.50          3.62     --               6.12      N/A          N/A
     1.00         5.23          6,628        0.82          4.75     0.37             5.21      N/A          N/A

    10.06         2.60 (a)      1,756        1.81 (b)      0.33 (b) 0.18 (b)         3.66 (b)  --           N/A
     9.56        (0.69)         2,954        2.50          1.96     --               4.46 (c)  29%          N/A
     9.71         7.72          4,209        2.36          3.49     --               5.85      14           N/A
     9.59         4.49          8,651        1.48          4.70     0.63             5.55      47           N/A

     9.98         1.67 (a)        182        2.50 (b)      1.00 (b) 1.62 (b)         3.50 (b)  --           N/A
     9.41         0.26            460        2.50          3.64     --               6.14      40           N/A
     9.63         9.22            994        2.50          4.08     --               6.58      37           N/A
     9.41         3.95          4,172        1.58          5.01     0.72             5.87      142          N/A

    10.05         0.50 (a)        308        2.50 (b)     (0.66)(b) 0.74 (b)         1.10 (b)  121 (a)            --
     9.93        (0.59)         6,841        2.50         (0.81)    --               1.69      136                --
    13.10        33.48         22,581        1.42          0.39     --               1.81      234                --
    13.08         9.83         40,321        1.18          0.23     0.65             0.76      301          $0.0543

DEAN WITTER RETIREMENT SERIES

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                NET ASSET
     YEAR         VALUE         NET        NET REALIZED    TOTAL FROM                                    TOTAL DIVIDENDS
    ENDED       BEGINNING    INVESTMENT   AND UNREALIZED   INVESTMENT    DIVIDENDS TO    DISTRIBUTIONS         AND
   JULY 31      OF PERIOD      INCOME      GAIN (LOSS)     OPERATIONS    SHAREHOLDERS   TO SHAREHOLDERS   DISTRIBUTIONS
------------  -----------  ------------  --------------  ------------  --------------  ---------------  ---------------
CAPITAL GROWTH
1993 (4)         $10.00        $(0.02)        $(1.10)        $(1.12)        $   --    $--                    $   --
1994               8.88          0.13           0.45           0.58          (0.04)    --                     (0.04)
1995               9.42          0.10           1.77           1.87          (0.12)    --                     (0.12)
1996              11.17          0.07           1.55           1.62          (0.11)    (0.07)                 (0.18)
DIVIDEND GROWTH
1993 (2)          10.00          0.13           0.58           0.71          (0.10)    --                     (0.10)
1994              10.61          0.28           0.37           0.65          (0.23)    (0.01)                 (0.24)
1995              11.02          0.34           2.13           2.47          (0.31)    (0.10)                 (0.41)
1996              13.08          0.32           1.76           2.08          (0.36)    (0.19)                 (0.55)
UTILITIES
1993 (1)          10.00          0.19           1.30           1.49          (0.14)    --                     (0.14)
1994              11.35          0.37          (0.95)         (0.58)         (0.34)    (0.01)                 (0.35)
1995              10.42          0.42           0.80           1.22          (0.37)    (0.02)                 (0.39)
1996              11.25          0.38           0.61           0.99          (0.45)    --                     (0.45)
VALUE-ADDED MARKET
1993 (3)          10.00          0.05           0.02           0.07          (0.04)    --                     (0.04)
1994              10.03          0.24           0.65           0.89          (0.11)    --                     (0.11)
1995              10.81          0.21           2.16           2.37          (0.26)    (0.12)                 (0.38)
1996              12.80          0.25           1.17           1.42          (0.22)    (0.07)                 (0.29)
GLOBAL EQUITY
1993 (1)          10.00          0.07          (0.03)          0.04             --     --                        --
1994              10.04          0.08           0.58           0.66          (0.05)    --                     (0.05)
1995              10.65          0.14           0.49           0.63          (0.11)    --                     (0.11)
1996              11.17          0.09           0.71           0.80          (0.18)    --                     (0.18)
STRATEGIST
1993 (2)          10.00          0.06          (0.23)         (0.17)            --     --                        --
1994               9.83          0.23          (0.20)          0.03          (0.13)    --                     (0.13)
1995               9.73          0.24           1.49           1.73          (0.18)    --                     (0.18)
1996              11.28          0.25           1.63           1.88          (0.34)    (0.22)                 (0.56)

------------

*  After application of the Fund's expense limitation.

+ Calculated based on the net asset value as of the last business day of the period.

Commencement of operations:

(1)    January 8, 1993.

(2)    January 7, 1993.

(3)    February 1, 1993.

(4)    February 2, 1993.

(a)    Not annualized.

(b)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

                                             RATIOS TO AVERAGE NET      RATIOS TO AVERAGE NET
                                            ASSETS (BEFORE EXPENSES    ASSETS (AFTER EXPENSES
                                                WERE ASSUMED)*              WERE ASSUMED)
                                          -------------------------  -------------------------
 NET ASSET                    NET ASSETS
    VALUE         TOTAL         END OF                      NET                        NET        PORTFOLIO     AVERAGE
   END OF      INVESTMENT       PERIOD                  INVESTMENT                 INVESTMENT     TURNOVER     COMMISSION
   PERIOD        RETURN+       (OOO'S)      EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE       RATE PAID
-----------  -------------  ------------  ----------  -------------  ----------  -------------  -----------  ------------
   $ 8.88        (11.20)%(a)   $   135        2.50%(b)     (1.01)%(b) 1.97%(b)        (0.47)%(b) 2%(a)             --
     9.42          6.57            215        2.50         (0.98)    --                1.52     11                 --
    11.17         20.08            678        2.50         (1.07)    --                1.43     20                 --
    12.61         14.58          1,988        2.50         (1.24)    0.76              0.50     68           $0.0536

    10.61          7.11 (a)      2,417        2.50 (b)      0.61 (b) 0.16 (b)          2.89 (b) 7 (a)              --
    11.02          6.13         12,821        1.51          1.78     --                3.29     13                 --
    13.08         23.07         35,404        1.14          2.34     --                3.48     29                 --
    14.61         16.09         69,763        1.00          2.07     0.63              2.44     18           0.0526

    11.35         14.98 (a)      1,334        2.50 (b)      1.59 (b) 0.30 (b)          3.79 (b) 8 (a)              --
    10.42         (5.23)         3,860        2.50          1.62     --                4.14     5                  --
    11.25         12.16          5,380        1.91          2.41     --                4.32     24                 --
    11.79          8.76          7,593        1.52          2.31     0.62              3.20     17           0.0508

    10.03          0.71 (a)        640        2.50 (b)     (0.16) (b) 0.92 (b)         1.42 (b) 1 (a)              --
    10.81          8.89          5,133        1.82          0.70     --                2.53     8                  --
    12.80         22.65         14,080        1.22          1.33     --                2.55     7                  --
    13.93         11.19         20,379        0.78          1.58     0.47              1.89     8            0.0300

    10.04          0.40 (a)        322        2.50 (b)     (0.90) (b) 1.00 (b)         1.77 (b) --                 --
    10.65          6.54          2,020        2.50          0.09     --                2.41     8                  --
    11.17          6.08          7,286        2.25          0.48     --                2.73     55                 --
    11.79          7.26         11,685        1.73         (0.15)    0.66              0.92     95           0.0500

     9.83         (1.70) (a)       551        2.50 (b)     (0.19) (b) 0.64 (b)         1.67 (b) 26 (a)             --
     9.73          0.12          1,276        2.50          0.70     --                3.20     57                 --
    11.28         18.21          6,759        2.14          1.97     --                4.11     115                --
    12.60         16.97         17,496        1.61          1.92     0.66              2.86     113          0.0525


DEAN WITTER RETIREMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER RETIREMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth Series, the Dividend Growth Series, the Utilities Series, the Value-Added Market Series, the Global Equity Series, and the Strategist Series (constituting Dean Witter Retirement Series, hereafter referred to as the "Fund") at July 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
September 13, 1996

                  1996 FEDERAL INCOME TAX NOTICE (unaudited)

       During the year ended July 31, 1996, the Fund paid to shareholders long-term capital gains per share as follows:

 AMERICAN     CAPITAL    DIVIDEND    VALUE-ADDED
   VALUE      GROWTH      GROWTH       MARKET       STRATEGIST
----------  ---------  ----------  -------------  ------------
$0.06          $0.07      $0.07         $0.02         $0.01


  Additionally, the following percentages of ordinary income dividends (including short-term capital gain distributions, if applicable) paid to shareholders qualified for the dividends received deduction available to corporations:

 AMERICAN     CAPITAL    DIVIDEND                 VALUE-ADDED    GLOBAL
   VALUE      GROWTH      GROWTH     UTILITIES      MARKET       EQUITY    STRATEGIST
----------  ---------  ----------  -----------  -------------  --------  ------------
    8.1%       74.5%      90.1%        87.2%         58.9%        6.3%       14.4%

APPENDIX
-----------------------------------------------------------------------------

   Description of the highest commercial paper, bond and other short-and long-term rating categories assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps, Inc. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("Thomson"):

COMMERCIAL PAPER AND SHORT-TERM RATINGS

   The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

   The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

   The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff applies the modifiers (+) and (-) to the rating Duff-1 in recognition of significant quality differences within the highest tier. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

   The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A2 by IBCA indicates that the obligation is supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

   The rating TBW-1 is the highest short-term rating assigned by Thomson and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The rating TBW-2 by Thomson is its second highest rating; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

BOND AND LONG-TERM RATINGS

   Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay interest and repay principal, and differ only in small degrees from issues rated AAA.

   Bonds which are rated Aaa by Moody's are judged to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa rated bonds. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

   Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   Bonds rated AAA by Duff are considered to be of the highest credit quality with negligible risk factors that are only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA are judged by Duff to be of high credit quality with strong protection factors; risk is modest but may vary slightly from time to time because of economic conditions. Duff applies modifiers of (+) and (-) to the AA category.

   Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

   IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long-and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

   Companies rated A are considered by Thomson to possess an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to their natural money markets; if weakness or vulnerability exists in any aspect of a company's business, it is entirely mitigated by the strengths of the organization. Companies rated A/B-by Thomson are judged by Thomson to be financially very solid with a favorable track record and no readily apparent weakness; their overall risk profiles, while low, are not quite as favorable as for companies in the highest rating category.

                         DEAN WITTER RETIREMENT SERIES

                            PART C OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) Financial Statements

          (1)  Financial statements and schedules, included in Prospectus
               (Part A):                                              Page in
                                                                     Prospectus

               Financial highlights for the period ended July 31, 1993 and for the fiscal years ended July 31, 1994, 1995 and 1996
               .............................................................  8

          (2)  Financial statements included in the Statement of Additional
               Information (Part B):                                 Page in
                                                                     SAI

               Portfolio of Investments at July 31, 1996 ................... 51

               Statement of assets and liabilities at July 31,
               1996 ........................................................ 87

               Statement of operations for the year ended July 31,
               1996 ........................................................ 89

               Statement of changes in net assets for the fiscal years
                ended July 31, 1995 and July 31, 1996 ...................... 91

               Notes to Financial Statements ............................... 95

               Financial highlights for the period ended July 31, 1993
               and for the fiscal years ended July 31, 1994, 1995 and
               1996 ........................................................102

          (3)  Financial statements included in Part C:

               None

     (b)  Exhibits:
2. -- Amended and Restated By-Laws of the Registrant dated as of October 25, 1996

8. -- Amendment to the Custody Agreement between the Registrant and The Bank of New York

11.  -- Consent of Independent Accountants

16.  -- Schedules for Computations of Performance Quotations

27.  -- Financial Data Schedules

_____________________________
All other exhibits previously filed and incorporated by reference.

Item 25. Persons Controlled by or Under Common Control With Registrant.

         None

Item 26. Number of Holders of Securities.
     (1)                               (2)
                               Number of Record Holders
     Title of Class               at October 31, 1996
     --------------            -----------------------

Shares of Beneficial Interest          33,219


Item 27. Indemnification.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's Amended and Restated By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.


Item 28. Business and Other Connections of Investment Adviser.

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.


     The term "Dean Witter Funds" used below refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
(1)  InterCapital Income Securities Inc.
(2)  High Income Advantage Trust
(3)  High Income Advantage Trust II
(4)  High Income Advantage Trust III
(5)  Municipal Income Trust
(6)  Municipal Income Trust II
(7)  Municipal Income Trust III
(8)  Dean Witter Government Income Trust

(9)  Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

Open-end Investment Companies:
------------------------------
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Premier Income Trust
(32) Dean Witter Short-Term U.S. Treasury Trust
(33) Dean Witter Diversified Income Trust
(34) Dean Witter U.S. Government Money Market Trust
(35) Dean Witter Global Dividend Growth Securities
(36) Active Assets California Tax-Free Trust

(37) Dean Witter Natural Resource Development Securities Inc.
(38) Active Assets Government Securities Trust
(39) Active Assets Money Trust
(40) Active Assets Tax-Free Trust
(41) Dean Witter Limited Term Municipal Trust
(42) Dean Witter Variable Investment Series
(43) Dean Witter Value-Added Market Series
(44) Dean Witter Global Utilities Fund
(45) Dean Witter High Income Securities
(46) Dean Witter National Municipal Trust
(47) Dean Witter International SmallCap Fund
(48) Dean Witter Mid-Cap Growth Fund
(49) Dean Witter Select Dimensions Investment Series
(50) Dean Witter Balanced Growth Fund
(51) Dean Witter Balanced Income Fund
(52) Dean Witter Hawaii Municipal Trust
(53) Dean Witter Capital Appreciation Fund
(54) Dean Witter Intermediate Term U.S. Treasury Trust
(55) Dean Witter Information Fund
(56) Dean Witter Japan Fund
(57) Dean Witter Income Builder Fund
(58) Dean Witter Special Value Fund

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
(1)  TCW/DW Core Equity Trust
(2)  TCW/DW North American Government Income Trust
(3)  TCW/DW Latin American Growth Fund
(4)  TCW/DW Income and Growth Fund
(5)  TCW/DW Small Cap Growth Fund
(6)  TCW/DW Balanced Fund
(7)  TCW/DW Total Return Trust
(8)  TCW/DW Mid-Cap Equity Trust
(9)  TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust

Closed-End Investment Companies
-------------------------------
(1)  TCW/DW Term Trust 2000
(2)  TCW/DW Term Trust 2002
(3)  TCW/DW Term Trust 2003
(4)  TCW/DW Emerging Markets Opportunities Trust

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------
Charles A. Fiumefreddo       Executive Vice President and Director of Dean
Chairman, Chief              Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and        Executive Officer and Director of Dean Witter
Director                     Distributors Inc. ("Distributors") and Dean
                             Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company
                             ("DWTC"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter
                             Funds and Chairman, Chief Executive Officer and
                             Trustee of the TCW/DW Funds; Formerly Executive
                             Vice President and Director of Dean Witter,
                             Discover & Co.("DWDC"); Director and/or officer of various DWDC subsidiaries.

Philip J. Purcell            Chairman, Chief Executive Officer and Director of
Director                     of DWDC and DWR; Director of DWSC and Distributors;
                             Director or Trustee of the Dean Witter Funds;
                             Director and/or officer of various DWDC
                             subsidiaries.

Richard M. DeMartini         Executive Vice President of DWDC; President and
Director                     Chief Operating Officer of Dean Witter Capital;
                             Director of DWR, DWSC, Distributors and DWTC;
                             Trustee of the TCW/DW Funds; Member (since
                             January, 1993) and Chairman (since January, 1995) of the Board of Directors of NASDAQ.

James F. Higgins             Executive Vice President of DWDC; President and
Director                     Chief Operating Officer of Dean Witter Financial;
                             Director of DWR, DWSC, Distributors
                             and DWTC.

Thomas C. Schneider          Executive Vice President and Chief Financial
Executive Vice               Officer of DWDC, DWR, DWSC and Distributors;
President, Chief             Director of DWR, DWSC and Distributors.
Financial Officer and
Director

Christine A. Edwards         Executive Vice President, Secretary and General
Director                     Counsel of DWDC and DWR; Executive Vice President,
                             Secretary and Chief Legal Officer of Distributors;
                             Director of DWR, DWSC and Distributors.

Robert M. Scanlan            President and Chief Operating Officer of DWSC;
President and Chief          Executive Vice President of Distributors;
Operating Officer            Executive Vice President and Director of DWTC;
                             Vice President of the Dean Witter Funds and the
                             TCW/DW Funds.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

John Van Heuvelen            President, Chief Operating Officer and Director
Executive Vice               of DWTC.
President

Joseph J. McAlinden          Vice President of the Dean Witter Funds and
Executive Vice President     Director of DWTC.
and Chief Investment
Officer

Sheldon Curtis               Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,       Secretary and General Counsel of DWSC; Senior Vice
General Counsel and          President, Assistant General Counsel and Assistant
Secretary                    Secretary of Distributors; Senior Vice President
                             and Secretary of DWTC; Vice President, Secretary and General Counsel of the Dean Witter Funds and the TCW/DW Funds.

Peter M. Avelar
Senior Vice President        Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President        Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward Gaylor
Senior Vice President        Vice President of various Dean Witter Funds.

Robert S. Giambrone          Senior Vice President of DWSC, Distributors
Senior Vice President        and DWTC and Director of DWTC; Vice
                             President of the Dean Witter Funds and the TCW/DW
                             Funds.

Rajesh K. Gupta
Senior Vice President        Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President        Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President        Vice President of various Dean Witter Funds.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Jenny Beth Jones             Vice President of Dean Witter Special Value
Senior Vice President        Fund.

John B. Kemp, III            Director of the Provident Savings Bank, Jersey
Senior Vice President        City, New Jersey.

Anita Kolleeny
Senior Vice President        Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President        Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President        Vice President of various Dean Witter Funds.

Rochelle G. Siegel
Senior Vice President        Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President        Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President        Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President        Vice President of various Dean Witter Funds.

Thomas F. Caloia             First Vice President and Assistant Treasurer of
First Vice President         DWSC, Assistant Treasurer of Distributors;
and Assistant                Treasurer and Chief Financial Officer of the
Treasurer                    Dean Witter Funds and the TCW/DW Funds.

Marilyn K. Cranney           Assistant Secretary of DWR; First Vice President
First Vice President         and Assistant Secretary of DWSC; Assistant
and Assistant Secretary      Secretary of the Dean Witter Funds and the TCW/DW
                             Funds.

Barry Fink                   First Vice President and Assistant Secretary of
First Vice President         DWSC; Assistant Secretary of the Dean Witter
and Assistant Secretary      Funds and the TCW/DW Funds.

Michael Interrante           First Vice President and Controller of DWSC;
First Vice President         Assistant Treasurer of Distributors;First Vice
and Controller               President and Treasurer of DWTC.

Robert Zimmerman
First Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Joan Allman
Vice President

Joseph Arcieri
Vice President               Vice President of various Dean Witter Funds.

Kirk Balzer
Vice President               Vice President of various Dean Witter Funds.

Douglas Brown
Vice President

Philip Casparius
Vice President

Thomas Chronert
Vice President

Rosalie Clough
Vice President

Patricia A. Cuddy
Vice President               Vice President of various Dean Witter Funds.

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President               Vice President of DWSC.

Frank J. DeVito
Vice President               Vice President of DWSC.

Dwight Doolan
Vice President

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Peter W. Gurman
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

John Hechtlinger
Vice President

Peter Hermann
Vice President               Vice President of various Dean Witter Funds.

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

David Johnson
Vice President

Christopher Jones
Vice President

James Kastberg
Vice President

Stanley Kapica
Vice President

Michael Knox
Vice President               Vice President of various Dean Witter Funds.

Konrad J. Krill
Vice President               Vice President of various Dean Witter Funds.

Paula LaCosta
Vice President               Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard Lian
Vice President               Vice President of various Dean Witter Funds.

LouAnne D. McInnis           Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

David Myers
Vice President

James Nash
Vice President

Richard Norris
Vice President

Anne Pickrell
Vice President               Vice President of Dean Witter Global Short-
                             Term Income Fund Inc.

Hugh Rose
Vice President

Robert Rossetti
Vice President

Ruth Rossi                   Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Carl F. Sadler
Vice President

Rafael Scolari
Vice President               Vice President of Prime Income Trust.

Peter Seeley                 Vice President of Dean Witter World
Vice President               Wide Income Trust.

Jayne M. Stevlingson
Vice President               Vice President of various Dean Witter Funds.

Kathleen Stromberg
Vice President               Vice President of various Dean Witter Funds.

Vinh Q. Tran
Vice President               Vice President of various Dean Witter Funds.

Alice Weiss
Vice President               Vice President of various Dean Witter Funds.

Katherine Wickham
Vice President

Item 29. Principal Underwriters

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is the principal underwriter of the following investment companies:

 (1)      Dean Witter Liquid Asset Fund Inc.
 (2)      Dean Witter Tax-Free Daily Income Trust
 (3)      Dean Witter California Tax-Free Daily Income Trust
 (4)      Dean Witter Retirement Series
 (5)      Dean Witter Dividend Growth Securities Inc.
 (6)      Dean Witter Global Asset Allocation
 (7)      Dean Witter World Wide Investment Trust
 (8)      Dean Witter Capital Growth Securities
 (9)      Dean Witter Convertible Securities Trust
(10)      Active Assets Tax-Free Trust
(11)      Active Assets Money Trust
(12)      Active Assets California Tax-Free Trust
(13)      Active Assets Government Securities Trust
(14)      Dean Witter Short-Term Bond Fund
(15)      Dean Witter Mid-Cap Growth Fund
(16)      Dean Witter U.S. Government Securities Trust
(17)      Dean Witter High Yield Securities Inc.
(18)      Dean Witter New York Tax-Free Income Fund
(19)      Dean Witter Tax-Exempt Securities Trust
(20)      Dean Witter California Tax-Free Income Fund
(21)      Dean Witter Limited Term Municipal Trust
(22)      Dean Witter Natural Resource Development Securities Inc.
(23)      Dean Witter World Wide Income Trust
(24)      Dean Witter Utilities Fund
(25)      Dean Witter Strategist Fund
(26)      Dean Witter New York Municipal Money Market Trust
(27)      Dean Witter Intermediate Income Securities
(28)      Prime Income Trust
(29)      Dean Witter European Growth Fund Inc.
(30)      Dean Witter Developing Growth Securities Trust
(31)      Dean Witter Precious Metals and Minerals Trust
(32)      Dean Witter Pacific Growth Fund Inc.
(33)      Dean Witter Multi-State Municipal Series Trust
(34)      Dean Witter Federal Securities Trust
(35)      Dean Witter Short-Term U.S. Treasury Trust
(36)      Dean Witter Diversified Income Trust
(37)      Dean Witter Health Sciences Trust
(38)      Dean Witter Global Dividend Growth Securities
(39)      Dean Witter American Value Fund
(40)      Dean Witter U.S. Government Money Market Trust
(41)      Dean Witter Global Short-Term Income Fund Inc.
(42)      Dean Witter Premier Income Trust
(43)      Dean Witter Value-Added Market Series
(44)      Dean Witter Global Utilities Fund
(45)      Dean Witter High Income Securities
(46)      Dean Witter National Municipal Trust
(47)      Dean Witter International SmallCap Fund
(48)      Dean Witter Balanced Growth Fund

(49)      Dean Witter Balanced Income Fund
(50)      Dean Witter Hawaii Municipal Trust
(51)      Dean Witter Variable Investment Series
(52)      Dean Witter Capital Appreciation Fund
(53)      Dean Witter Intermediate Term U.S. Treasury Trust
(54)      Dean Witter Information Fund
(55)      Dean Witter Japan Fund
(56)      Dean Witter Income Builder Fund
(57)      Dean Witter Special Value Fund
 (1)      TCW/DW Core Equity Trust
 (2)      TCW/DW North American Government Income Trust
 (3)      TCW/DW Latin American Growth Fund
 (4)      TCW/DW Income and Growth Fund
 (5)      TCW/DW Small Cap Growth Fund
 (6)      TCW/DW Balanced Fund
 (7)      TCW/DW Total Return Trust
 (8)      TCW/DW Mid-Cap Equity Trust
 (9)      TCW/DW Global Telecom Trust
 (10)     TCW/DW Strategic Income Trust

     (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

                                  Positions and
                                  Office with
Name                              Distributors
----                              ------------

Fredrick K. Kubler                Senior Vice President, Assistant
                                  Secretary and Chief Compliance
                                  Officer.

Michael T. Gregg                  Vice President and Assistant
                                  Secretary.

Item 30. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31. Management Services

     Registrant is not a party to any such management-related service contract.

Item 32. Undertakings

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of November, 1996.

                                             DEAN WITTER RETIREMENT SERIES

                                        By /s/ Sheldon Curtis
                                           ---------------------------------
                                               Sheldon Curtis
                                               Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                    Title                     Date
         ----------                    -----                     ----

(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman
By  /s/ Charles A. Fiumefreddo
        ----------------------                                11/29/96
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By  /s/ Thomas F. Caloia                                      11/29/96
        ----------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /s/ Sheldon Curtis                                        11/29/96
        ----------------------
        Sheldon Curtis
        Attorney-in-Fact

    Michael Bozic
    Edwin J. Garn
    John R. Haire
    Manuel H. Johnson
    Michael E. Nugent
    John L. Schroeder

By  /s/ David M. Butowsky                                     11/29/96
        ----------------------
        David M. Butowsky
        Attorney-in-Fact

  DEAN WITTER RETIREMENT SERIES

                                 EXHIBIT INDEX


  Exhibit No.                           Description
  -----------                           -----------
       2.                -  Amended and Restated By-Laws of the Registrant
                            dated as of October 25, 1996

       8.                -  Amendment to the Custody Agreement between the
                            Registrant and The Bank of New York

      11.                -  Consent of Independent Accountants

      16.                -  Schedules for Computation of Performance
                            Quotations

      27.                -  Financial Data Schedules